Exhibit 10.3

LIMITED WAIVER AND FIFTH AMENDMENT TO FINANCING AGREEMENT

This LIMITED WAIVER AND FIFTH AMENDMENT TO FINANCING AGREEMENT, dated as of June 30, 2026 (this “Amendment”), by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) (the “Lead Borrower” and “Administrative Borrower”) on behalf of the Borrowers (as defined below), Exela Finance Inc., a Delaware corporation (“Exela Finance” and together with the Lead Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors (as defined below) and Ankura Trust Company, LLC, a New Hampshire limited liability company (“Ankura”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Ankura, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) which amends that certain Financing Agreement, dated as of July 29, 2025 (as amended by that certain First Amendment to Financing Agreement, dated as of January 21, 2026, that certain Second Amendment to Financing Agreement, dated as of February 13, 2026, that certain Third Amendment to Financing Agreement, dated as of March 27, 2026, that certain Fourth Amendment to Financing Agreement, dated as of May 7, 2026 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Financing Agreement”, and as amended by this Amendment, the “Amended Financing Agreement”) by and among the Lead Borrower, Exela Finance, each subsidiary of the Lead Borrower listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and the Agents. Terms defined in the Financing Agreement or the Amended Financing Agreement, as applicable, shall be used in this Amendment with their defined meanings therein unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Loan Parties and the Agents are parties to the Financing Agreement;

WHEREAS, in accordance with the provisions in Section 2.14 of the Financing Agreement, the Borrowers have requested that each 2026 – June Incremental Term Lender extend credit to the Borrowers in the form of Incremental Term Loans on the Fifth Amendment Effective Date (as defined below) in an aggregate principal amount of $6,000,000 (the “2026 – June Incremental Term Loan” and the Incremental Term Loan Commitments under this Amendment of such 2026 – June Incremental Term Lender, the “2026 – June Incremental Term Loan Commitment”), which will be used to pay fees and expenses in connection with this Amendment, for working capital and for general corporate purposes;

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Financing Agreement as herein provided;

WHEREAS, as contemplated by Section 2.14 of the Financing Agreement, (x) the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in such Section 2.14 and Section 3 hereof, to amend certain terms of the Financing Agreement as hereinafter provided to give effect to the incurrence of the 2026 – June Incremental Term Loan and (y) this Amendment shall constitute an Incremental Facility Amendment;

WHEREAS, each lender providing the 2026 – June Incremental Term Loan Commitment and the 2026 – June Incremental Term Loan set forth on Schedule I hereto (each, a “2026 – June Incremental Term Lender” and together the “2026 – June Incremental Term Lenders”) is prepared to provide the 2026 – June Incremental Term Loan in an amount equal to the 2026 – June Incremental Term Commitment of

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such 2026 – June Incremental Term Lender set forth on Schedule 1 hereto subject to the terms and conditions set forth herein;

WHEREAS, in accordance with the provisions in Section 12.02(a)(x) of the Financing Agreement, the Borrowers have requested, and the Agents and the 2026 – June Incremental Term Lenders and the other Lenders party hereto constituting the Required Lenders have agreed, to amend the Financing Agreement as set forth below;

WHEREAS, the 2026 – June Incremental Term Lenders and the other Lenders party hereto constituting the Required Lenders have agreed, solely in connection with the incurrence of the 2026 – June Incremental Term Loan on the Fifth Amendment Effective Date, to waive the condition set forth in Section 2.14(c)(ii) of the Financing Agreement requiring pro forma compliance with the financial covenants set forth in Section 7.03 of the Financing Agreement for the quarter ending March 30, 2026;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1.Amendments to the Financing Agreement. The Borrowers, the Agents, the Lenders party hereto and the other parties party hereto agree that on the Fifth Amendment Effective Date, the Financing Agreement shall be amended to delete the stricken text (indicated textually in the same as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Financing Agreement attached as Exhibit A hereto.

SECTION 2. 2026 - June Incremental Term Loan. Pursuant to Section 2.14 of the Financing Agreement, and subject solely to the satisfaction of the conditions precedent set forth in such Section 2.14 and Section 3 hereof, on and as of the Fifth Amendment Effective Date:

(a)Each 2026 - June Incremental Term Lender hereby agrees to make a term loan denominated in Dollars to the Borrowers on the Fifth Amendment Effective Date in an aggregate principal amount not to exceed the amount of the 2026 - June Incremental Term Commitment of such 2026 – June Incremental Term Lender. The full amount of the 2026 - June Incremental Term Loan shall be drawn by the Borrowers in a single drawing on the Fifth Amendment Effective Date and amounts borrowed pursuant to this Amendment and repaid or prepaid may not be re-borrowed. The 2026 – June Incremental Term Loan (x) shall constitute an increase in the Term Loans, (y) shall be secured on a pari passu basis with, and by identical collateral and guaranteed on identical terms as, the other Loans outstanding and commitments existing on the Fifth Amendment Effective Date and (z) shall participate on a pro rata basis in any mandatory prepayment with the Initial Term Loans;

(b)Each 2026 - June Incremental Term Lender and the Loan Parties party hereto agree that this Amendment shall constitute an Incremental Facility Amendment pursuant to and in accordance with Section 2.14 of the Financing Agreement;

(c)The 2026 - June Incremental Term Commitment of each 2026 – June Incremental Term Lender shall be automatically and permanently reduced to $0 upon the funding of the 2026 – June Incremental Term Loan to be made by such 2026 - June Incremental Term Lender on the Fifth Amendment Effective Date; and

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(d)The proceeds of the 2026 – June Incremental Term Loan shall be used by the Borrowers to pay fees and expenses in connection with this Amendment, for working capital and for general corporate purposes.

SECTION 3.Conditions to Effectiveness. The effectiveness of this Amendment is subject solely to the satisfaction (or waiver) of (x) the conditions set forth in Section 2.14(c) of the Financing Agreement and (y) each of the following conditions (the date of the satisfaction (or waiver) of all such conditions, the “Fifth Amendment Effective Date”):

(a)the Agents shall have received from the Loan Parties, the 2026 – June Incremental Lenders, the other Lenders constituting the Required Lenders and the Agents, a counterpart of this Amendment signed on behalf of such party;

(b)no Default or Event of Default shall have occurred or be continuing;

(c)[reserved];

(d)the Administrative Borrower shall have submitted a Notice of Borrowing with respect to the 2026 – June Incremental Term Loan in the same form contemplated by Section 2.02 of the Financing Agreement;

(e)the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date of such Loan are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date),

(f)the Borrowers shall have paid all fees, costs and expenses and taxes then payable by the Borrowers pursuant to the Financing Agreement and the other Loan Documents;

(g)The Agents and the 2026 – June Incremental Term Lenders and the other Lenders party hereto constituting the Required Lenders shall have received all reasonable and documented out-of-pocket expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsels) to the extent due and payable under Section 12.04 of the Financing Agreement and for which invoices have been presented at least one Business Day (or such later date as agreed to by the Lead Borrower) prior to the Fifth Amendment Effective Date; and

(h)the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrowers certifying as to satisfaction of the conditions set forth in clauses (b) and (e).

SECTION 4.Limited Waiver.

(a)Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and in reliance upon the representations and warranties made by the Loan Parties set forth in Section 8 hereof, the 2026 – June Incremental Term Lenders and the other Lenders party hereto constituting the Required Lenders hereby waive the condition set forth in Section 2.14(c)(ii) of the Financing Agreement requiring pro forma compliance with the financial covenants set forth in Section 7.03 of the Financing

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Agreement for the quarter ending March 30, 2026, solely with respect to the incurrence of the 2026 – June Incremental Term Loan on the Fifth Amendment Effective Date and the application of the proceeds therefrom (the “Specified Waiver”).

(b)The waiver provided in this Section 4 is limited and (i) shall only be relied upon and used for the express purposes set forth herein and shall be limited precisely as written, (ii) shall not constitute nor be deemed to be a consent, waiver, amendment or other modification of any other term or condition of the Financing Agreement, the Amended Financing Agreement or any other Loan Document, and shall not prejudice any right or remedy which the Agents or any Lender may now have or may have in the future under or in connection with the Amended Financing Agreement or any other Loan Document (except as expressly set forth herein with respect to the Specified Waiver), (iii) shall not constitute nor be deemed to constitute a waiver by the Agents or any Lender of anything other than for the specific purposes set forth herein, (iv) shall not constitute a custom or course of dealing among the parties hereto and (v) does not allow for any other or further departure from the terms and conditions of the Amended Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect. The Agents and the Lenders hereby reserve all of their respective rights and remedies available under the Amended Financing Agreement, the other Loan Documents and applicable law. Nothing contained herein, and no delay on the part of the Agents or any Lender in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

SECTION 5.Continuing Effect; No Other Amendments or Consents.

(a)Except as expressly provided herein, all of the terms and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific provisions of the Financing Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agents’ or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Financing Agreement or any other Loan Document or the same provision for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fifth Amendment Effective Date, each reference in the Amended Financing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Financing Agreement, and each reference in the other Loan Documents to “Financing Agreement,” “thereunder,” “thereof” or words of like import referring to the Amended Financing Agreement, shall mean and be a reference to the Amended Financing Agreement.

(b)The Borrowers and the Agents acknowledge and agree that this Amendment shall constitute a Loan Document.

(c)Nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Financing Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith.

SECTION 6.Expenses. The Borrowers agree to pay and reimburse the Agents and the consenting Lenders party hereto for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of legal counsel to the Agents and the consenting Lenders party hereto, in accordance with and to the extent required by the terms in the Financing Agreement.

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SECTION 7.GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS:

(a)GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(b)WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWERS CERTIFY THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE BORROWERS HEREBY ACKNOWLEDGE THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS ENTERING INTO THIS AMENDMENT.

(c)Submission to Jurisdiction. The submission to jurisdiction provision of Sections 12.09 and 12.10 of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

(d)Waiver of Venue. The waiver of venue provision of Section 12.10 of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

(e)Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.

(f)Severability. Any provision of any Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(g)Miscellaneous. Section 12.08 of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

(h)Direction. The 2026 – June Incremental Term Lenders and the other Lenders party hereto (which constitute the Required Lenders under the Financing Agreement) hereby (i) consent to the execution, delivery, and performance by the Agents of this Amendment, (ii) authorize and direct the Agents to execute and deliver this Amendment and to take or forbear from taking any and all actions as set forth herein, and (iii) acknowledge and agree that (x) the foregoing directed action constitutes a direction from

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the Required Lenders under Article X of the Financing Agreement, (y) Article X and Section 12.04 of the Financing Agreement and any other rights, privileges, protections, immunities, exculpations, and indemnities in favor of the Agents thereunder apply to any and all actions taken or not taken by the Agents in accordance with such direction, and (z) the Agents may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining the Lenders’ ownership of the Loans and unused Commitments on and as of the date hereof. The undersigned Lenders hereby severally represent and warrant to the Agents that, on and as of the date hereof, they are duly authorized to give the foregoing direction to the Agents.

SECTION 8.Acknowledgment and Reaffirmation.

(a)Acknowledgment of Obligations. All Obligations are unconditionally owing by the Loan Parties, all without offset, defense (other than payment in full in cash of the Obligations (excluding any contingent indemnification and expense reimbursement obligations as to which no claim has been asserted)) or counterclaim of any kind, nature or description whatsoever.

(b)Acknowledgment of Liens. Each of the Loan Parties hereby acknowledges, confirms and agrees that the Collateral Agent on behalf of the Secured Parties has and shall continue to have valid, enforceable and perfected Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Loan Parties to the Collateral Agent on behalf of the Secured Parties pursuant to the Loan Documents.

(c)Reaffirmation. In furtherance of the foregoing, and in connection with the execution and delivery of this Amendment, the Borrower and each other Loan Party, as debtors, grantors, pledgors, guarantors, or in other similar capacities in which such Loan Parties grant Liens or security interests in their properties, in each case under the Loan Documents, hereby (A) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, and (B) to the extent such Loan Party granted Liens on or security interests in any of its property pursuant to any such Loan Document (including, but not limited to, the Security Agreement), hereby ratifies, reaffirms, and re-grants such grant of security and confirms that such Liens and security interests continue to secure the Obligations.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

XBP AMERICAS, LLC
as the Lead Borrower and Administrative Borrower (on behalf of the Borrowers)

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

EXELA FINANCE, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

GUARANTORS:

EXELA INTERMEDIATE LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SOURCEHOV HOLDINGS, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SOURCEHOV LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

SOURCEHOV CANADA COMPANY

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

CORPSOURCE HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SOURCECORP, INCORPORATED

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SOURCECORP BPS INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

DELIVEREX, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

UNITED INFORMATION SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

ECONOMIC RESEARCH SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

SOURCECORP LEGAL INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

RUST CONSULTING, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SOURCEHOV HEALTHCARE, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

KINSELLA MEDIA LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

HOV SERVICES, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

HOV ENTERPRISE SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

MERIDIAN CONSULTING GROUP, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

RUSTIC CANYON III, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

HOV SERVICES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

CHARTER LASON, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

LASON INTERNATIONAL, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SOURCECORP MANAGEMENT, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

PANGEA ACQUISITIONS INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

BANCTEC GROUP LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

BANCTEC, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

BANCTEC (PUERTO RICO), INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

DOCUDATA SOLUTIONS, L.C.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

BTC VENTURES, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

RECOGNITION MEXICO HOLDING INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

BANCTEC INTERMEDIATE HOLDING, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

RC4 CAPITAL, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

DFG2 HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

DFG2, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

PLEXUS GLOBAL FINANCE, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

HOVG, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

TRAC HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

MANAGED CARE PROFESSIONALS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

FTS PARENT INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

TRANSCENTRA, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

J & B SOFTWARE, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

REGULUS HOLDING INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

REGULUS GROUP LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

REGULUS GROUP II LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

REGULUS AMERICA LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

REGULUS INTEGRATED SOLUTIONS LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

EXELA RE LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

REGULUS WEST LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

NOVITEX INTERMEDIATE, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

NOVITEX GOVERNMENT SOLUTIONS, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

EXELA XBP, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

BANCTEC (CANADA), INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

EXELA RECEIVABLES 3 HOLDCO, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

EXELA RECEIVABLES 3, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

AFFILIATED GUARANTORS:

NEON ACQUISITION, LLC

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

NOVITEX ENTERPRISE SOLUTIONS CANADA, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

XBP ENTERPRISE SOLUTIONS, INC.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SERVICES INTEGRATION GROUP, L.P.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

SIG - GP L.L.C.

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Authorized Signatory

[Signature Page to Limited Waiver and Fifth Amendment]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

ANKURA TRUST COMPANY, LLC

By:	/s/ Beth Micena
Name: Beth Micena
Title: Managing Director

[Signature Page to Limited Waiver and Fifth Amendment]

2026 - JUNE INCREMENTAL TERM LOAN LENDERS:

ECF VALUE FUND, L.P.

By: Gates Capital Partners, LLC, its general partner

By: Gates Capital Management, Inc., its managing member

By:	/s/ Marc Blatter
Name: Marc Blatter
Title: Chief Financial Officer

ECF VALUE FUND II, L.P.

By: Gates Capital Partners, LLC, its general partner

By: Gates Capital Management, Inc., its managing member

By:	/s/ Marc Blatter
Name: Marc Blatter
Title: Chief Financial Officer

[Signature Page to Limited Waiver and Fifth Amendment]

REQUIRED LENDERS:

ECF VALUE FUND INTERNATIONAL MASTER, L.P.

By: Gates Capital Partners, LLC, its general partner

By: Gates Capital Management, Inc., its managing member

By:	/s/ Marc Blatter
Name: Marc Blatter
Title: Chief Financial Officer

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By: Avenue Global Dislocation Opportunities GenPar, LLC, its general partner

By: GL Global Dislocation Opportunities Partners, LLC, its managing member

By:	/s/ Sonia Garden
Name: Sonia Garden
Title: Member

AVENUE RP OPPORTUNITIES FUND, L.P.

By: Avenue RP Opportunities GenPar, LLC, its general partner

By: GL RP Partners, LLC, its managing member

By:	/s/ Sonia Garden
Name: Sonia Garden
Title: Member

[Signature Page to Limited Waiver and Fifth Amendment]

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

BY: AVENUE GLOBAL DISLOCATION OPPORTUNITIES GENPAR, LLC, ITS GENERAL PARTNER

BY: GL GLOBAL DISLOCATION OPPORTUNITIES PARTNERS, LLC, ITS MANAGING MEMBER

By:	/s/ Sonia Garden
Name: Sonia Garden
Title: Member

[Signature Page to Limited Waiver and Fifth Amendment]

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

BY: AVENUE GLOBAL OPPORTUNITIES GENPAR HOLDINGS LTD, ITS GENERAL PARTNER

By:	/s/ Sonia Garden
Name: Sonia Garden
Title: Director

[Signature Page to Limited Waiver and Fifth Amendment]

AVENUE RP OPPORTUNITIES FUND, L.P.

BY: AVENUE RP OPPORTUNITIES FUND GENPAR, LLC, ITS GENERAL PARTNER

BY: GL RP PARTNERS, LLC, ITS MANAGING MEMBER

By:	/s/ Sonia Garden
Name: Sonia Garden
Title: Member

[Signature Page to Limited Waiver and Fifth Amendment]

Exhibit A

Financing Agreement (Conformed through the Fifth Amendment to Financing Agreement)

[See Attached]

Conformed through ~~Fourth~~Fifth Amendment

FINANCING AGREEMENT

Dated as of July 29, 2025,

as amended as of January 21, 2026, February 13, 2026, March 27, 2026, May 7, 2026

and as further amended as of ~~May 7~~June 30, 2026

by and among

EXELA TECHNOLOGIES BPA, LLC and

EXELA FINANCE INC.,

as Borrowers,

EACH SUBSIDIARY OF BORROWERS

LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO,

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders, and

ANKURA TRUST COMPANY, LLC,

as Administrative Agent and Collateral Agent

~~172813757_2~~172813757_4

Table of Contents

Page
ARTICLE I DEFINITIONS; CERTAIN TERMS		2
Section 1.01	Definitions	2
Section 1.02	Terms Generally	~~71~~72
Section 1.03	Certain Matters of Construction	~~71~~73
Section 1.04	Accounting and Other Terms	~~72~~74
Section 1.05	Time References	~~73~~75
Section 1.06	Obligation to Make Payments in Dollars	~~73~~75
Section 1.07	Rates.	~~73~~75
Section 1.08	Exchange Rates.	~~74~~76
Section 1.09	Quebec Interpretation.	~~74~~76

ARTICLE II THE LOANS		~~75~~77
Section 2.01	Commitments	~~75~~77
Section 2.02	Making the Loans	~~76~~78
Section 2.03	Repayment of Loans; Evidence of Debt	~~77~~79
Section 2.04	Interest	~~78~~80
Section 2.05	Reduction of Commitment; Prepayment of Loans	~~79~~81
Section 2.06	Fees	~~83~~85
Section 2.07	SOFR Option	~~84~~86
Section 2.08	Funding Losses	~~85~~87
Section 2.09	Taxes	~~85~~88
Section 2.10	Increased Costs and Reduced Return	~~89~~91
Section 2.11	Inability to Determine Rates	~~90~~93
Section 2.12	Illegality	~~91~~93
Section 2.13	Benchmark Replacement Setting	~~92~~94
Section 2.14	Incremental Facility.	~~94~~96

ARTICLE III [RESERVED]		~~96~~98
ARTICLE IV APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS		~~96~~98
Section 4.01	Payments; Computations and Statements	~~96~~98
Section 4.02	Sharing of Payments	~~96~~99
Section 4.03	Apportionment of Payments	~~97~~99
Section 4.04	Defaulting Lenders	~~98~~100
Section 4.05	Administrative Borrower; Joint and Several Liability of the Borrowers	~~99~~102

ARTICLE V CONDITIONS TO LOANS		~~101~~103
Section 5.01	Conditions Precedent to Effectiveness	~~101~~103

ARTICLE VI REPRESENTATIONS AND WARRANTIES		~~105~~108
Section 6.01	Representations and Warranties	~~105~~108

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ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS		~~114~~116
Section 7.01	Affirmative Covenants	~~114~~116
Section 7.02	Negative Covenants	~~124~~127
Section 7.03	Financial Covenants	~~146~~149

ARTICLE VIII [RESERVED]		~~147~~149
ARTICLE IX EVENTS OF DEFAULT		~~147~~149
Section 9.01	Events of Default	~~147~~150
Section 9.02	Cure Right	~~151~~154

ARTICLE X AGENTS		~~152~~155
Section 10.01	Appointment	~~152~~155
Section 10.02	Nature of Duties; Delegation	~~153~~156
Section 10.03	Rights, Exculpation, Etc.	~~155~~158
Section 10.04	Reliance	~~157~~160
Section 10.05	Indemnification	~~157~~160
Section 10.06	[Reserved]	~~159~~161
Section 10.07	Successor Agent	~~159~~162
Section 10.08	Collateral Matters	~~159~~162
Section 10.09	Agency for Perfection	~~161~~164
Section 10.10	No Reliance on any Agent’s Customer Identification Program	~~162~~165
Section 10.11	No Third-Party Beneficiaries	~~162~~165
Section 10.12	No Fiduciary Relationship	~~162~~165
Section 10.13	Reports; Confidentiality; Disclaimers	~~163~~165
Section 10.14	Collateral Custodian	~~163~~166
Section 10.15	Intercreditor Agreements; Authorization to Execute Other Loan Documents	~~164~~166
Section 10.16	[Reserved].	~~164~~167
Section 10.17	Administrative Agent May File Proofs of Claim	~~164~~167
Section 10.18	Erroneous Payment	~~165~~168
Section 10.19	Appointment as Hypothecary Representative	~~167~~170
Section 10.20	Survival	~~168~~170

ARTICLE XI GUARANTY		~~168~~171
Section 11.01	Guaranty	~~168~~171
Section 11.02	Guaranty Absolute	~~168~~171
Section 11.03	Waiver	~~169~~172
Section 11.04	Continuing Guaranty; Assignments	~~170~~173
Section 11.05	Subrogation	~~170~~173
Section 11.06	Contribution	~~171~~174

ARTICLE XII MISCELLANEOUS		~~172~~174
Section 12.01	Notices, Etc.	~~172~~175
Section 12.02	Amendments, Etc.	~~173~~176
Section 12.03	No Waiver; Remedies, Etc.	~~176~~178
Section 12.04	Expenses; Attorneys’ Fees	~~176~~179

ii

~~172813757_2~~172813757_4

Section 12.05	Right of Set-off	~~177~~180
Section 12.06	Severability	~~178~~181
Section 12.07	Assignments and Participations.	~~178~~181
Section 12.08	Counterparts	~~182~~185
Section 12.09	GOVERNING LAW	~~183~~185
Section 12.10	CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE	~~183~~185
Section 12.11	WAIVER OF JURY TRIAL, ETC.	~~184~~186
Section 12.12	Consent by the Agents and Lenders	~~184~~187
Section 12.13	No Party Deemed Drafter	~~185~~187
Section 12.14	Reinstatement; Certain Payments	~~185~~187
Section 12.15	Indemnification; Limitation of Liability for Certain Damages	~~185~~188
Section 12.16	Records	~~186~~189
Section 12.17	Binding Effect	~~186~~189
Section 12.18	Highest Lawful Rate	~~187~~189
Section 12.19	Confidentiality	~~188~~190
Section 12.20	Platform; Borrower Materials	~~189~~191
Section 12.21	Public Disclosure	~~191~~193
Section 12.22	Integration	~~191~~193
Section 12.23	USA PATRIOT Act	~~191~~194
Section 12.24	Judgment Currency	~~191~~194
Section 12.25	Waiver of Immunity	~~192~~195
Section 12.26	English Language	~~192~~195
Section 12.27	Parent	~~193~~195

iii

~~172813757_2~~172813757_4

SCHEDULE AND EXHIBITS

Schedule 1.01(A)	Lenders and Lenders’ Commitments
Schedule 1.01(B)	Facilities
Schedule 1.01(C)	Investments
Schedule 6.01(e)	Capitalization; Subsidiaries
Schedule 6.01(f)	Litigation
Schedule 6.01(i)	ERISA
Schedule 6.01(l)	Nature of Business
Schedule 6.01(q)	Labor Matters
Schedule 6.01(q)	Environmental Matters
Schedule 6.01(r)	Insurance
Schedule 6.01(u)	Intellectual Property
Schedule 7.01(r)	Post-Effective Date
Schedule 7.02(a)	Existing Liens
Schedule 7.02(h)	Intellectual Property Licenses
Schedule 7.02(k)(iii)(1)	Contractual Encumbrances or Restrictions
Schedule 7.02(v)	Existing Indebtedness
Exhibit A	Form of Joinder Agreement
Exhibit B	Form of Assignment and Acceptance
Exhibit C	Restructuring Plan
Exhibit D	Form of Notice of Borrowing
Exhibit E	Form of SOFR Notice
Exhibit F	Form of Compliance Certificate
Exhibit G	Form of ABL Intercreditor Agreement
Exhibit H	Form of Super Senior Intercreditor Agreement
Exhibit 2.09(d)	Forms of U.S. Tax Compliance Certificate

i

~~172813757_2~~172813757_4

FINANCING AGREEMENT

Financing Agreement, dated as of July 29, 2025, by and among Exela Technologies BPA, LLC, a Delaware limited liability company (the “Lead Borrower”), Exela Finance Inc., a Delaware corporation (“Exela Finance” and together with the Lead Borrower, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Lead Borrower listed as a “Guarantor” on the signature pages hereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Ankura Trust Company, LLC, a New Hampshire limited liability company (“Ankura”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Ankura, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

RECITALS

WHEREAS, the Loan Parties (as defined herein) have commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the Bankruptcy Code (as defined herein) in the United States Bankruptcy Court for the Southern District of Texas (Houston Division) (the “Bankruptcy Court”), and the Loan Parties continue to operate their businesses and manage their properties as debtors and debtors-in-possession (collectively, the “Debtors”) pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, on June 23, 2025 the Bankruptcy Court entered the Confirmation Order (as defined herein) approving the Restructuring Plan (as defined herein) of the Debtors, and concurrently with the making (and/or deemed making) of the Loans (as defined herein) hereunder, the effective date with respect to the Restructuring Plan has occurred;

WHEREAS, the Borrowers have asked the Lenders to extend credit to the Borrowers in the form of a new money term loan in the aggregate principal amount of $40,000,000, the proceeds of which shall be used to repay in full all obligations under the Prepetition Financing Agreement (as defined herein) and to pay fees and expenses related in connection therewith;

WHEREAS, pursuant to the terms of the Restructuring Plan, the Sub-Group DIP Lenders (as defined herein) holding DIP Claims (as defined herein) are entitled to receive on a pro rata basis on account of the aggregate principal amount of such claims, Loans provided for hereunder in the aggregate principal amount of $6,000,000, and upon the deemed funding of such Loans in accordance with Section 2.01(a)(i), DIP Claims held by the Sub-Group DIP Lenders in an aggregate amount equal to $10,000,000 will automatically be deemed satisfied, compromised, settled, released and discharged in full pursuant to and in accordance with the Restructuring Plan; and

WHEREAS, the Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth.

~~172813757_2~~

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

Section 1.01Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

“2026 Incremental Term Loan” has the meaning provided in the Second Amendment.

“2026 Incremental Term Loan Commitment” has the meaning provided in the Second Amendment.

“2026 Incremental Term Loan Lender” has the meaning provided in the Second Amendment.

“2026 - June Incremental Term Loan” has the meaning provided in the Fifth Amendment.

“2026 – June Incremental Term Loan Commitment” has the meaning provided in the Fifth Amendment.

“2026 – June Incremental Term Loan Lender” has the meaning provided in the Fifth Amendment.

“ABL Agent” means MidCap Funding IV Trust, as administrative agent and collateral agent under the ABL Facility or any Person who acts as administrative agent and/or collateral agent under the ABL Facility.

“ABL Credit Agreement” means that certain Credit and Security Agreement, dated as of July 29, 2025, by and among the Lead Borrower, as borrower, the ABL Agent and the lenders from time to time party thereto.

“ABL Facility” means indebtedness incurred pursuant to the ABL Credit Agreement, and any other asset-based revolving credit facility (a) made available to the Loan Parties by commercial banks and other financial institutions that customarily provide asset-based revolving loan financing in the ordinary course of business, (b) providing for revolving credit loans in the ordinary course of business with availability based upon a customary borrowing base formula calculated by the value of ABL Priority Collateral, (c) secured by Liens only on the Collateral (which Liens may be senior in priority to the Liens securing the Obligations with respect to Collateral that constitutes ABL Priority Collateral and shall be junior in priority as to all other Collateral) and subject to the ABL Intercreditor Agreement, and (d) subject to terms, conditions, covenants and events of default that are (x) not materially more restrictive than those set forth in this Agreement, taken as a whole (other than with respect to provisions customarily included in an asset-based revolving credit facility, including borrowing base formulas

~~172813757_2~~

representations and warranties, grace periods, cross-default instead of cross-acceleration, financial covenants and other provisions that are customarily more restricted in asset-based lending facilities or that are customarily absent in high yield debt securities) or (y) on customary market terms and conditions for asset-based lending facilities for comparable borrowers.

“ABL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the ABL Agent, B. Riley Agent, the Agents, the Trustee, the Exit Notes Collateral Agent, or any other intercreditor agreement in substantially the same form attached hereto as Exhibit G.

“ABL Priority Collateral” has the meaning set forth in the ABL Intercreditor Agreement.

“Account” means an account (as that term is defined in the UCC or in the PPSA, as applicable).

“Account Debtor” means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any Account of such Person.

“Acquired Indebtedness” means, with respect to any specified Person:

(1)Indebtedness of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Subsidiary of such specified Person, so long as no such Indebtedness was created or incurred in connection with, or in contemplation of, such merger, consolidated or amalgamation, and

(2)Indebtedness secured by a Lien encumbering any asset acquired by such specified Person, so long as such Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the asset being acquired on the date of acquisition.

Acquired Indebtedness will be deemed to have been Incurred, with respect to clause (1) of the preceding sentence, on the date such Person becomes a Subsidiary and, with respect to clause (2) of the preceding sentence, on the date of consummation of such acquisition of such assets.

“Action” has the meaning specified therefor in Section 12.12.

“Additional Amount” has the meaning specified therefor in Section 2.09(a).

“Additional Lender” shall have the meaning set forth in Section 2.14(b).

“Additional Notes” means the Notes issued under the terms of the Exit Notes Indenture subsequent to the Effective Date.

“Additional Refinancing Amount” means, in connection with the Incurrence of any Refinancing Indebtedness, the aggregate principal amount of additional Indebtedness,

~~172813757_2~~

Disqualified Stock or Preferred Stock Incurred to pay accrued and unpaid interest, premiums (including tender premiums), expenses, defeasance costs and fees in respect thereof.

“Administrative Agent” has the meaning specified therefor in the preamble hereto.

“Administrative Agent’s Accounts” means one or more accounts designated by the Administrative Agent at a bank designated by the Administrative Agent from time to time as the accounts into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Secured Parties under this Agreement and the other Loan Documents.

“Administrative Borrower” has the meaning specified therefor in Section 4.05.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by or acceptable to the Administrative Agent.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender that is a Lender on the Effective Date (in each of such Lender’s capacities) be considered an “Affiliate” of any Loan Party.

“Affiliate Transaction” shall have the meaning set forth in Section 7.02(j).

“After-Acquired Property” means any property or assets (other than Excluded Property) of the Borrowers or any Guarantor that secures or is required to secure any Obligations (including any Funded Debt) that is not already subject to the Lien under the Collateral Documents.

“Agent” and “Agents” have the respective meanings specified therefor in the preamble hereto.

“Agreement” means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Ankura” has the meaning specified therefor in the preamble hereto.

“Anti-Corruption Laws” means all Requirements of Law concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act of 2010, Canadian Economic

~~172813757_2~~

Sanctions and Export Control Laws, and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Loan Parties do business.

“Anti-Money Laundering Laws” means all Requirements of Law concerning or relating to terrorism or money laundering, including, without limitation, the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956-1957), the USA PATRIOT Act and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959) and the rules and regulations thereunder, Canadian Anti-Money Laundering & Anti-Terrorism Legislation, and any law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B).

“Applicable Margin” means, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof, (x) prior to the date any Incremental Facility (excluding the 2026 Incremental Term Loan, the 2026 Incremental Term Loan Commitment, the 2026 – June Incremental Term Loan and the 2026 – June Incremental Term Loan Commitment) is established in accordance with Section 2.14 hereof, 10.65161% per annum and (y) from and after the date any Incremental Facility (excluding the 2026 Incremental Term Loan, the 2026 Incremental Term Loan Commitment, the 2026 – June Incremental Term Loan and the 2026 – June Incremental Term Loan Commitment) is established in accordance with Section 2.14 hereof, 7.26161% per annum and (b) any SOFR Rate Loan or any portion thereof, (x) prior to the date any Incremental Facility (excluding the 2026 Incremental Term Loan, the 2026 Incremental Term Loan Commitment, the 2026 – June Incremental Term Loan and the 2026 – June Incremental Term Loan Commitment) is established in accordance with Section 2.14 hereof, 11.65161% per annum and (y) from and after the date any Incremental Facility (excluding the 2026 Incremental Term Loan, the 2026 Incremental Term Loan Commitment, the 2026 – June Incremental Term Loan and the 2026 – June Incremental Term Loan Commitment) is established in accordance with Section 2.14 hereof, 8.26161% per annum.

“Applicable Premium” means, as of the date of the occurrence of an Applicable Premium Trigger Event:

(a)during the period from and including the Effective Date up to and including the date that is the one-year anniversary of the Effective Date (the “First Period”), an amount equal to 2.00% times the aggregate principal amount of the Term Loan outstanding on the date of such Applicable Premium Trigger Event;

(b)during the period from and including the first day immediately following the First Period up to and including the date that is the two-year anniversary of the Effective Date, an amount equal to 1.00% times the aggregate principal amount of the Term Loan outstanding on the date of such Applicable Premium Trigger Event; and

(c)thereafter, zero.

“Applicable Premium Trigger Event” means

(a)any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan for any reason (including, without limitation, any optional prepayment or

~~172813757_2~~

mandatory prepayment other than any mandatory prepayment pursuant to Section 2.05(c)(i)) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Obligations;

(b)the acceleration of the Obligations for any reason, including, without limitation, acceleration in accordance with Section 9.01, including as a result of the commencement of an Insolvency Proceeding;

(c)the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to any Agent, for the account of the Secured Parties in full or partial satisfaction of the Obligations; or

(d)the termination of this Agreement for any reason.

“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Administrative Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Administrative Agent.

“Authorized Officer” means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, treasurer or other financial officer performing similar functions, president or executive vice president of such Person.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.13(d).

“B. Riley Credit Agreement” means that certain Amended and Restated Credit Agreement, dated July 29, 2025 among BRF Finance Co. LLC, as administrative agent (the “B. Riley Agent”), the lenders party thereto from time to time, the Company and other entities party thereto, as borrowers, and the guarantors party thereto from time to time, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Bank Indebtedness” means any and all amounts payable under or in respect of one or more (a) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, reserve-based loans, securitization or receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures or other forms of debt

~~172813757_2~~

financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“Bankruptcy Code” means, as applicable, Title 11 of the U.S. Code (11 U.S.C. § 101 et seq), as now and hereafter in effect, or any successor statute, and any rule or regulation issued thereunder.

“Bankruptcy Court” has the meaning specified therefor in the recitals hereto.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided, that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13(a).

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided, that, if such Benchmark Replacement as so determined would be less than 4.00%, such Benchmark Replacement will be deemed to be 4.00% for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment for each applicable Interest Period, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Administrative Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced

~~172813757_2~~

therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or the published component used in the calculation) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above

~~172813757_2~~

has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13.

“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” means with respect to (a) any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) a partnership, the board of directors of the general partner of the partnership, (c) a limited liability company, the managing member or members or any controlling committee or board of directors of such company or the sole member or the managing member thereof, and (d) any other Person, the board or committee of such Person serving a similar function.

“Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble hereto.

“Borrower Materials” has the meaning specified therefor in Section 12.20.

“Business Day” means any day that is not a Saturday, Sunday or any day which is a federal holiday or any other day on which banks are authorized or required by any Requirement of Law to close in New York , except that, if a determination of a Business Day shall relate to a SOFR Rate Loan, the term “Business Day” also shall exclude any day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Canadian Anti-Money Laundering & Anti-Terrorism Legislation” means,

collectively, the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the United Nations Act, R.S.C. 1985, c. U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act.

“Canadian Defined Benefit Plan” means a Canadian Pension Plan which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Canadian Economic Sanctions and Export Control Laws” means any Canadian Laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations

~~172813757_2~~

Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Corruption of Foreign Public Officials Act (Canada), Part II.1 of the Criminal Code (Canada), and the Export and Import Permits Act (Canada), and the Foreign Extraterritorial Measures Act (Canada), and any related regulations.

“Canadian Loan Party” means each Loan Party which is incorporated, formed or organized under the laws of Canada or any province or territory thereof.

“Canadian Pension Event” means the earlier of (a) the whole or partial withdrawal of a Loan Party from a Canadian Pension Plan during a plan year; (b) the filing of a notice of intent to terminate in whole or in part a Canadian Pension Plan or the treatment of a Canadian Pension Plan amendment as a termination or partial termination; (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Pension Plan; (d) any statutory deemed trust or Lien, other than a Permitted Lien, arises in connection with a Canadian Pension Plan; or (e) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Pension Plan.

“Canadian Pension Plan” means a pension plan that is covered by the applicable pension standards laws of any jurisdiction in Canada including the Pension Benefits Act (Ontario) and the Income Tax Act (Canada) and that is maintained or sponsored by a Loan Party for employees or former employees.

“Canadian Security Agreement” means the Canadian Pledge and Security Agreement, dated as of the date hereof, made by each Canadian Loan Party in favor of the Collateral Agent, for the benefit of the Secured Parties securing the Obligations in accordance with the terms thereof.

“Cancellation Condition” shall have the meaning set forth in Section 2.01(c).

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance that are properly charged to current operations).

“Capital Stock” means:

(1)in the case of a corporation, corporate stock or shares;

(2)in the case of an association or business entity, any and all shares,

(3)interests, participations, rights or other equivalents (however designated) of corporate stock;

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(4)in the case of a partnership or limited liability company, partnership or

(5)membership interests (whether general or limited); and

(6)any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease Obligations” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP; provided, that obligations of the Borrowers or their Subsidiaries, or of a special purpose or other entity not consolidated with the Borrowers or their Subsidiaries, either existing on the Effective Date or created thereafter that (a) initially were not included on the consolidated balance sheet of the Borrowers as capital lease obligations and were subsequently recharacterized as capital lease obligations or, in the case of such a special purpose or other entity becoming consolidated with the Borrowers and their respective Subsidiaries were required to be characterized as capital lease obligations upon such consolidation, in either case, due to a change in accounting treatment or otherwise, or (b) did not exist on the Effective Date and were required to be characterized as capital lease obligations but would not have been required to be treated as capital lease obligations on the Effective Date had they existed at that time, shall for all purposes not be treated as Capitalized Lease Obligations or Indebtedness.

“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of such Person and such Subsidiaries.

“Cash Equivalents” means:

(1)U.S. Dollars, pounds sterling, euros, the national currency of any member state in the European Union or such local currencies held by an entity from time to time in the ordinary course of business;

(2)securities issued or directly and fully guaranteed or insured by the U.S. government or any country that is a member of the European Union or any agency or instrumentality thereof in each case maturing not more than two years from the date of acquisition;

(3)certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250,000,000 and whose long-term debt is rated “A” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency);

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(4)repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)commercial paper issued by a corporation (other than an Affiliate of the Borrower) rated at least “A-1” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) and in each case maturing within one year after the date of acquisition;

(6)readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition;

(7)Indebtedness issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition;

(8)investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (7) above; and

(9)instruments equivalent to those referred to in clauses (1) through (8) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States of America to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction.

“Cash Management Agreement” means any agreement to provide to the Lead Borrower or any of its Subsidiaries cash management services for collections, treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services), any demand deposit, payroll, trust or operating account relationships, commercial credit cards, merchant card, purchase or debit cards, non-card e-payables services, and other cash management services, including electronic funds transfer services, lockbox services, stop payment services and wire transfer services.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for

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International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of either of the following:

(1)the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Borrowers and their respective Subsidiaries, taken as a whole, to a Person;

(2)the Borrowers become aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the direct or indirect acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation, amalgamation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of more than 50% of the total voting power of the Voting Stock of the Lead Borrower or the Parent; or

(3)a Change in Control (as defined in the ABL Credit Agreement) under the ABL Credit Agreement.

“Chapter 11 Cases” has the meaning specified therefor in the recitals hereto.

“Claims Administration Arrangements” means any and all arrangements entered into by any Borrower or any of its Subsidiaries and any Claims Administration Bank whereby short-term loans (which loans shall be secured solely by Claim Administration Liens) are made by such Claims Administration Bank to any Borrower or any of its Subsidiaries; provided, that the proceeds of such loans are deposited in one or more segregated deposit or securities accounts and are solely used to purchase Claims Administration Investments (which shall be held in such segregated accounts) and pay transaction costs in connection therewith.

“Claims Administration Bank” means any third-party financial institution meeting the qualifications specified in clause (3) of the definition of “Cash Equivalents” that is designated by any Borrower or any of its Subsidiaries to hold and distribute certain legal settlement funds administered by any Borrower or its Subsidiaries in connection with the Borrowers’ claims administration business.

“Claims Administration Indebtedness” means Indebtedness for borrowed money of any Borrower or any of its Subsidiaries in favor of the Claims Administration Bank in respect of loans made pursuant to Claims Administration Arrangements.

“Claims Administration Investments” means Cash Equivalents invested with proceeds of Claims Administration Indebtedness.

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“Claims Administration Liens” means Liens in favor of the Claims Administration Bank on Claims Administration Investments and related segregated deposit and securities accounts securing Claims Administration Indebtedness solely to the extent the amount of such Claims Administration Investment equals or exceeds the amount of such Claims Administration Indebtedness.

“Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations pursuant to the Collateral Documents.

“Collateral Agent” has the meaning specified therefor in the preamble hereto.

“Collateral Agent Advances” has the meaning specified therefor in Section 10.08(a).

“Collateral Document” has the meaning specified therefor in Section 12.02(b)(iii).

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

“Commitments” means, with respect to each Lender, such Lender’s Term Loan Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a Compliance Certificate, substantially in the form of Exhibit F, duly executed by an Authorized Officer of the Lead Borrower.

“Confirmation Order” means the Order (I) Approving Debtors’ Disclosure Statement and (II) Confirming Amended Joint Plan of Reorganization of DocuData Solutions, L.C. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code [Docket No. 834] entered by the Bankruptcy Court on June 23, 2025.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.08 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the

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Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Consolidated Current Assets” means, as of any date of determination, the total assets of the Borrowers and their Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents, amounts related to current or deferred taxes based on income or profits, assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments, and excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition.

“Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of the Borrowers and their Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding (a) the current portion of any Funded Debt, (b) the current portion of interest, (c) accruals for current or deferred taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) without duplication of clause (a), all obligations owing with respect to the ABL Facility, any other revolving facility, the B. Riley Credit Agreement or any Permitted Securitization Financing to the extent such Permitted Securitization Financing is a liability of the Borrowers and/or their Subsidiaries, (f) the current portion of any Capitalized Lease Obligation, (g) deferred revenue arising from cash receipts that are earmarked for specific projects, (h) liabilities in respect of unpaid earn-outs and (i) the current portion of any other long-term liabilities, and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition.

“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense, including, without limitation, the amortization of intangible assets, deferred financing fees, capitalized contract incentives, Capitalized Software Expenditures and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits, of such Person and its Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication, to the extent the same was deducted in calculating Consolidated Net Income:

(1)Consolidated Taxes; plus

(2)Fixed Charges and costs of surety bonds in connection with financing activities; plus

(3)Consolidated Depreciation and Amortization Expense; plus

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(4)Consolidated Non-Cash Charges; plus

(5)any expenses or charges (other than Consolidated Depreciation and Amortization Expense) (i) related to any issuance of Equity Interests, Investment, acquisition, New Project, disposition, loan origination, recapitalization or the incurrence, modification or repayment of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful) or (ii) incurred in connection with the Transactions, including (A) such fees, expenses or charges related to the Obligations or any Bank Indebtedness, (B) any amendment or other modification of the Obligations or other Indebtedness and (C) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Permitted Securitization Financing; plus

(6)business optimization expenses and other restructuring charges, reserves or expenses not related to the Transactions (which, for the avoidance of doubt, shall include, without limitation, the effect of inventory optimization programs, facility closures, facility consolidations, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges) and Pre-Opening Expenses; plus

(7)the amount of loss or discount on sale of assets to a Special Purpose Securitization Subsidiary in connection with a Permitted Securitization Financing, including amortization of loan origination costs and amortization of portfolio discounts; plus

(8)any costs or expense incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of a Borrower or a Guarantor or net cash proceeds of an issuance of Equity Interests of the Borrowers (other than Disqualified Stock); plus

(9)the amount of any loss attributable to a New Project, until the date that is 12 months after the date of completing the construction, acquisition, assembling or creation of such New Project, as the case may be; provided, that (a) such losses are reasonably identifiable and factually supportable and certified by a responsible financial or accounting officer of the Borrowers and (b) losses attributable to such New Project after 12 months from the date of completing such construction, acquisition, assembling or creation, as the case may be, shall not be included in this clause (9); plus

(10)[reserved]; plus

(11)with respect to any joint venture that is not a Subsidiary and solely to the extent relating to any net income referred to in clause (7) of the definition of “Consolidated Net Income” an amount equal to the proportion of those items described in clauses (1) and (2) above relating to such joint venture corresponding to the Borrower’s and the Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Subsidiary); plus

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(12)[reserved]; plus

(13)[reserved]; and

less, without duplication, to the extent the same increased Consolidated Net Income,

(14)non-cash items increasing Consolidated Net Income for such period (excluding the recognition of deferred revenue or any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced Consolidated EBITDA in any prior period and any items for which cash was received in a prior period).

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of:

(1)consolidated interest expense of such Person and its Subsidiaries for such period, to the extent such expense was deducted in computing Consolidated Net Income (including the interest component of Capitalized Lease Obligations and net payments and receipts (if any) pursuant to interest rate Hedging Obligations and excluding amortization of deferred financing fees and original issue discount, debt issuance costs, commissions, fees and expenses, expensing of any bridge, commitment or other financing fees and non-cash interest expense attributable to movement in mark to market valuation of Hedging Obligations or other derivatives (in each case permitted hereunder) under GAAP); plus

(2)consolidated capitalized interest of such Person and its Subsidiaries for such period, whether paid or accrued; minus

(3)interest income for such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrowers to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis; provided, however, that:

(1)any net after-tax extraordinary, nonrecurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses or charges, any severance expenses, relocation expenses, restructuring expenses, curtailments or modifications to pension and post- retirement employee benefit plans, excess pension charges, any expenses related to any New Project or any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternate uses and fees, expenses or charges relating to facility closing costs, facility rebranding costs, acquisition integration costs, facility opening costs, project and contract start- up costs, business optimization costs, recruiting costs, signing, retention or completion bonuses, expenses or charges related to any issuance of Equity Interests, Investment, acquisition, disposition, recapitalization or Incurrence, issuance, repayment,

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refinancing, amendment or modification of Indebtedness (in each case, whether or not successful), and any fees, expenses, charges or change in control payments related to the Transactions (including any costs relating to auditing prior periods, any transition-related expenses, and transaction expenses incurred before, on or after the Effective Date), in each case, shall be excluded;

(2)effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such Person and such Subsidiaries and including, without limitation, the effects of adjustments to (A) deferred rent, (B) Capitalized Lease Obligations or other obligations or deferrals attributable to capital spending funds with suppliers or (C) any other deferrals of income) in amounts required or permitted by GAAP, resulting from the application of purchase accounting or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded;

(3)the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period;

(4)any net after-tax income or loss from disposed, abandoned, transferred, closed or discontinued operations or fixed assets and any net after-tax gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations or fixed assets shall be excluded;

(5)any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by management of the Borrower) shall be excluded;

(6)any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness, Hedging Obligations or other derivative instruments shall be excluded;

(7)(a) the Net Income for such period of any Person that is not a Subsidiary of such Person, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Person or a Subsidiary thereof in respect of such period and (b) the Net Income for such period shall include any dividend, distribution or other payment in cash (or to the extent converted into cash) received by the referent Person or a Subsidiary thereof from any Person in excess of, but without duplication of, the amounts included in subclause (a);

(8)[reserved];

(9)an amount equal to the amount of Tax Distributions actually made to any parent or equity holder of such Person in respect of such period in accordance with Section7.02(h)(ii)(L) shall be included as though such amounts had been paid as income taxes directly by such Person for such period;

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(10)any impairment charges or asset write-offs, in each case pursuant to GAAP, and the amortization of intangibles and other fair value adjustments arising pursuant to GAAP shall be excluded;

(11)any non-cash expense realized or resulting from stock option plans, employee benefit plans or post-employment benefit plans, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, preferred stock or other rights shall be excluded;

(12)any (a) non-cash compensation charges, (b) costs and expenses after the Effective Date related to employment of terminated employees, or (c) costs or expenses realized in connection with or resulting from stock appreciation or similar rights, stock options or other rights existing on the Effective Date of officers, directors and employees, in each case of such Person or any Subsidiary, shall be excluded;

(13)accruals and reserves that are established or adjusted within 12 months after the Effective Date and that are so required to be established or adjusted in accordance with GAAP or as a result of adoption or modification of accounting policies shall be excluded;

(14)(a)(i) the non-cash portion of “straight-line” rent expense shall be excluded, (ii) the cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included, (iii) the non-cash amortization of tenant allowances shall be excluded, (iv) cash received from landlords for tenant allowances shall be included and (v) to the extent not already included in Net Income, the cash portion of sublease rentals received shall be included (for the avoidance of doubt, the net effect of the adjustments in this clause (14)(a) as well as any related adjustments pursuant to clause (2) above shall be to compute rent expense and rental income on a cash basis for purposes of determining Consolidated Net Income) and (b) non cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretations shall be excluded;

(15)any currency translation gains and losses related to currency remeasurements of Indebtedness, and any net loss or gain resulting from hedging transactions for currency exchange risk, shall be excluded;

(16)(a) to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (i) not denied by the applicable carrier in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption shall be excluded and (b) amounts estimated in good faith to be received from insurance in respect of lost revenues or earnings in respect of liability or casualty events or business interruption shall be included (with a deduction for

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amounts actually received up to such estimated amount to the extent included in Net Income in a future period);

(17)Capitalized Software Expenditures shall be excluded;

(18)non-cash charges for deferred tax asset valuation allowances shall be excluded;

(19)any other costs, expenses or charges resulting from facility closures or sales, including income (or losses) from such facility closures or sales, shall be excluded;

(20)any deductions attributable to minority interests shall be excluded; and

(21)any gain, loss, income, expense or charge resulting from the application of any LIFO shall be excluded.

“Consolidated Non-Cash Charges” means, with respect to any Person for any period, the non-cash expenses (other than Consolidated Depreciation and Amortization Expense) of such Person and its Subsidiaries reducing Consolidated Net Income of such Person for such period on a consolidated basis and otherwise determined in accordance with GAAP; provided, that if any such non-cash expenses represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to the extent paid, but excluding from this proviso, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period.

“Consolidated Taxes” means, with respect to any Person for any period, the provision for taxes based on income, profits or capital, including, without limitation, federal, state, provincial, franchise, property and similar taxes, foreign withholding taxes (including penalties and interest related to such taxes or arising from tax examinations) and any Tax Distributions taken into account in calculating Consolidated Net Income.

“Consolidated Total Indebtedness” means, as of any date of determination, an amount equal to the sum (without duplication) of (1) the aggregate principal amount of all outstanding Indebtedness of the Borrowers and their respective Subsidiaries (excluding letters of credit or bank guarantees, to the extent undrawn, cash collateralized or backstopped) consisting of Capitalized Lease Obligations and Indebtedness for borrowed money, plus (2) the aggregate amount of all outstanding Disqualified Stock of the Borrowers and their respective Subsidiaries and all Preferred Stock of the Subsidiaries, with the amount of such Disqualified Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liquidation preferences, in each case determined on a consolidated basis in accordance with GAAP.

“Consolidated Working Capital” means, as of any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

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“Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:

(1)to purchase any such primary obligation or any property constituting direct or indirect security therefor,

(2)to advance or supply funds:

(a)for the purchase or payment of any such primary obligation; or

(b)to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or

(3)to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, futures account, securities entitlement, commodity contract or futures entitlement, an agreement, in form and substance satisfactory to the Collateral Agent and the Required Lenders, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC or PPSA) over such account, or otherwise providing for administrative control, to the Collateral Agent.

“Covenant Consolidated EBITDA” means, with respect to any Person for any period:

(a)the Consolidated Net Income of such Person for such period, plus

(b)without duplication, the sum of the following amounts for such period to the extent deducted in the calculation of Consolidated Net Income for such period:

(i)any provision for United States federal income taxes or other taxes measured by net income,

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(ii)Consolidated Net Interest Expense,

(iii)any expenses or charges incurred in connection with the Transactions on or prior to December 31, 2025,

(iv)any depreciation and amortization expense,

(v)any aggregate net loss on any Disposition (other than accounts and Inventory) outside the ordinary course of business, and

(vi)any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory), minus

(c)without duplication, the sum of the following amounts for such period to the extent included in the calculation of such Consolidated Net Income for such period:

(i)any credit for United States federal income taxes or other taxes measured by net income,

(ii)any gain from extraordinary items,

(iii)any aggregate net gain from Dispositions (other than accounts and Inventory) outside the ordinary course of business, and

(iv)any other non-cash gain, including any reversal of a charge referred to in clause (b)(vi) above by reason of a decrease in the value of any Equity Interest;

in each case, determined on a consolidated basis in accordance with GAAP.

Notwithstanding the foregoing, for purposes of determining Covenant Consolidated EBITDA for the fiscal quarters ended September 30, 2024, December 31, 2024, March 31, 2025, and June 30, 2025, Covenant Consolidated EBITDA for such quarters shall be deemed to be $18,173,000, $28,359,000, $21,916,000 and $17,724,000, respectively.

“Cure Right” has the meaning specified in Section 9.02.

“Debtor Relief Law” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada), any corporate statute which is used by a Person to propose an arrangement in connection with a compromise of such Person’s debt obligations each as now and hereafter in effect, any successors to such statutes, and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States, Canada or other applicable jurisdiction from time to time in effect.

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“Debtors” has the meaning specified in the recitals hereto.

“Deemed Date” has the meaning specified in Section 7.02(v)(iii)(C).

“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Administrative Borrower and the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity. Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Administrative Borrower and each Lender.

“Designated Non-cash Consideration” means the Fair Market Value (as determined in good faith by the Borrowers) of non-cash consideration received by the Borrowers or a Subsidiary in connection with a Disposition that is so designated as Designated Non-cash Consideration pursuant to an Officer’s Certificate, setting forth such valuation, less the amount

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of Cash Equivalents received in connection with a subsequent sale of such Designated Non-cash Consideration.

“DIP Claims” has the meaning specified in the Restructuring Plan.

“Disbursement Letter” means the disbursement letter, in form and substance reasonably satisfactory to the Required Lenders and the Agents, by and among the Loan Parties, the Agents, and the other Persons party thereto, and the related funds flow memorandum describing the sources and uses of all cash payments in connection with the transactions contemplated to occur on the Effective Date.

“Discharge of the ABL Priority Obligations” has the meaning specified in the ABL Intercreditor Agreement.

“Disclosure Statement Date” means the date of approval by the Bankruptcy Court of the disclosure statement delivered in connection with the Restructuring Plan, which date is May 8, 2025.

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts, (b) the early termination or modification of any contract resulting in the receipt by any Loan Party of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification) or (c), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Loan Party.

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is redeemable or exchangeable), or upon the happening of any event:

(1)matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control or asset sale),

(2)is convertible or exchangeable for Indebtedness or Disqualified Stock of such Person or any of its Subsidiaries, or

(3)is redeemable at the option of the holder thereof, in whole or in part (other than solely as a result of a change of control or asset sale),

in each case prior to 91 days after the earlier of the Final Maturity Date or the date the Obligations are no longer outstanding; provided, however, that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; provided, further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Borrowers or their Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock

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solely because it may be required to be repurchased by such Person in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided, further, that any class of Capital Stock of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Capital Stock that is not Disqualified Stock shall not be deemed to be Disqualified Stock.

“Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.

“Domestic Subsidiary” means a Subsidiary that is not a Foreign Subsidiary.

“ECF Due Date” has the meaning specified therefor in Section 2.05(c)(i).

“ECF Prepayment Period” means the applicable fiscal year and the period following the end of such fiscal year and prior to the date of such prepayment pursuant to Section 2.05(c)(i) (provided that, with respect to any such amount following the end of such fiscal year, such amount is not included in any calculation pursuant to the definition of Excess Cash Flow or Section 2.05(c)(i) for the subsequent ECF Prepayment Period).

“Effective Date” has the meaning specified therefor in Section 5.01.

“Effective Date Term Loan” has the meaning specified therefor in the definition of “Term Loan”.

“Employee Plan” means an employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), regardless of whether subject to ERISA, that any Loan Party or any of its ERISA Affiliates maintains, sponsors or contributes to or is obligated to contribute to.

“Environmental Claim” means any action, suit, complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication, from any Person or Governmental Authority relating to or arising out of any threatened, alleged or actual (a) violation of, non-compliance with, or liability under, any Environmental Law, or (b) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials.

“Environmental Law” means any Requirement of Law relating to, regulating or governing (i) the pollution or protection of the environment, any environmental media, natural resources, human health or safety, or (ii) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials.

“Environmental Liability” means all liabilities (contingent or otherwise, known or unknown), monetary obligations, losses (including monies paid in settlement), damages, natural resource damages, costs and expenses (including all reasonable fees, costs, client charges and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest arising directly or indirectly as a result of, from, or based upon (a) any Environmental Claim, (b) any

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actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, (c) any actual, alleged or threatened Release of, or exposure to, Hazardous Materials, (d) any Remedial Action, (e) any adverse environmental condition or (f) any contract, agreement or other arrangement pursuant to which liability is assumed or imposed contractually or by operation of law with respect to any of the foregoing (a)-(f).

“Environmental Lien” means any Lien in favor of any Governmental Authority arising out of any Environmental Liability.

“Environmental Permit” means any permit, license, authorization, approval, registration or entitlement required by or issued pursuant to any Environmental Law or by any Governmental Authority pursuant to Environmental Law.

“Equity and Debt Prepayment Percentage” means (i) until the Discharge of Riley Priority Obligations (as defined in the ABL Intercreditor Agreement), 80% and (ii) after the Discharge of Riley Priority Obligations (as defined in the ABL Intercreditor Agreement), 100%.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Equity Issuance” means either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Equity Interests or (b) the receipt by the Lead Borrower of any cash capital contributions.

“Equivalent Amount” means, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from the Administrative Agent converting the first currency into the second currency at the Spot Rate on the applicable date of determination, or at such other rate as the Administrative Agent may determine in its sole discretion.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” or under “common control” within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Sections 4001(a)(14) or 4001(b)(1) of ERISA.

“ERISA Event” means (a) the occurrence of a Reportable Event with respect to any Pension Plan; (b) the failure to meet the minimum funding standards of Section 412 or 430 of the Internal Revenue Code or Section 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA) or the failure to make a contribution or installment required under

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Section 412 or Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Internal Revenue Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Internal Revenue Code or Section 305 of ERISA; (e) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination under Section 4041 of ERISA; (f) the withdrawal by any Loan Party or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Loan Party or any of its ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (g) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition that might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the imposition of liability on any Loan Party or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069(a) of ERISA or by reason of the application of Section 4212(c) of ERISA; (i) the withdrawal of any Loan Party or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan or the receipt by any Loan Party or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (j) the occurrence of an act or omission which could give rise to the imposition on any Loan Party or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Sections 4975 or 4971 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Plan; (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any of its ERISA Affiliates; (l) the assertion of a claim (other than routine claims for benefits) against any Employee Plan or the assets thereof, or against any Loan Party or any of its ERISA Affiliates in connection with any Employee Plan or Multiemployer Plan; (m) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any such Pension Plan (or such other Employee Plan) to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; (n) the imposition on any Loan Party of any material fine, excise tax or penalty with respect to any Employee Plan or Multiemployer Plan resulting from any noncompliance with any Requirements of Law; (o) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan; or (p) the occurrence of any Foreign Plan Event.

“Erroneous Payment” has the meaning specified therefor in Section 10.18.

“Erroneous Payment Subrogation Rights” has the meaning specified therefor in Section 10.18.

“ETI” means Exela Technologies, Inc.

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“ETI Funding Obligation” has the meaning assigned to it in the Restructuring Plan.

“ETI Litigation Extraordinary Receipts” means the net proceeds received by ETI or any of its affiliates arising out of or in connection with the claims made under that certain litigation pending in the Superior Court of the State of Delaware captioned Exela Technologies, Inc. v. Columbia Casualty Co., et al., C.A. No. N24C-04-162 SKR CCLD.

“Event of Default” has the meaning specified therefor in Section 9.01.

“Exar Facility” means the receivables purchase facility established pursuant to that certain Receivables Purchase Agreement, dated as of February 12, 2024, among Exela BR SPV LLC, a Delaware limited liability company (“Exar SPV”), as seller, BR EXAR, LLC, a Delaware limited liability company (as successor by assignment to B. Riley Securities, Inc., as buyer (the “Exar Buyer”), and the originators party thereto as of the Effective Date (the “Exar Originators”), as amended, restated, amended and restated, supplemented or otherwise modified from time to time (for the avoidance of doubt, other than with respect to amendments, restatements amendments and restatements, supplements or modifications which change the identities of the Exar Originators).

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a)the sum, without duplication, of:

(i)Consolidated Net Income of the Borrowers and their Subsidiaries for such period, plus

(ii)an amount equal to the amount of all non-cash charges (including depreciation and amortization) for such period to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period, plus

(iii)decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or Dispositions by the Borrowers and their Subsidiaries completed during such period, the application of purchase accounting or the reclassification of items from short term to long term or vice versa), plus

(iv)an amount equal to the aggregate net non-cash loss on Dispositions by the Borrowers and their Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, plus

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(v)the amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid in such period, plus

(vi)cash receipts in respect of Hedging Obligations during such period to the extent not otherwise included in such Consolidated Net Income; over

(b)	the sum, without duplication, of:

(i)an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve described in clause (a)(ii) above) and cash charges excluded by virtue of clauses (1) through (15) and (17) through (21) of the definition of “Consolidated Net Income”, plus

(ii)without duplication of amounts deducted pursuant to clause (xi) below or this clause (ii) in prior periods, the amount of Capital Expenditures or acquisitions of Intellectual Property accrued or made in cash during the applicable ECF Prepayment Period to the extent not financed with the proceeds of Funded Debt, plus

(iii)the aggregate amount of all principal payments of Indebtedness (including the principal component of payments in respect of Capitalized Leases) of the Borrowers and their Subsidiaries during the applicable ECF Prepayment Period to the extent such prepayments or repayments are not funded with the proceeds of Funded Debt, excluding all payments of Indebtedness described in Section 2.05(c)(i) to the extent such payments reduce the repayment of Term Loans that would otherwise be required by Section 2.05(c)(i), plus

(iv)an amount equal to the aggregate net non-cash gain on Dispositions by the Borrowers and their Subsidiaries during the applicable ECF Prepayment Period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income and the net cash loss on Dispositions to the extent otherwise added to arrive at Consolidated Net Income, plus

(v)increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or Dispositions by the Borrowers and their Subsidiaries completed during such period, the application of purchase accounting or the reclassification of items from short term to long term or vice versa), plus

(vi)cash payments by the Borrowers and their Subsidiaries actually made during the applicable ECF Prepayment Period to the extent not financed with the proceeds of Funded Debt in respect of any purchase

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price holdbacks, earn-out obligations, long-term liabilities of the Borrowers and their Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income for such period (and so long as there has not been any reduction in respect of such payments in arriving at Consolidated Net Income for such fiscal year), plus

(vii)without duplication of amounts deducted pursuant to clauses (viii) and (xi) below in prior periods, the amount of Investments made during the applicable ECF Prepayment Period to the extent that such Investments were not financed with the proceeds of Funded Debt, not deducted in calculating Consolidated Net Income, plus

(viii)the amount of Restricted Payments actually paid (and permitted to be paid) during the applicable ECF Prepayment Period pursuant to Sections 7.02(h)(ii)(M), (R), (S) and (V), in each case to the extent such Restricted Payments were not financed with the proceeds of Funded Debt, not deducted in calculating Consolidated Net Income, plus

(ix)the aggregate amount of expenditures actually made by the Borrowers and their Subsidiaries to the extent not financed with the proceeds of Funded Debt during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such fiscal year or are not deducted in calculating Consolidated Net Income (and so long as there has not been any reduction in respect of such expenditures in arriving at Consolidated Net Income for such period), plus

(x)without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of the Subsidiaries pursuant to binding contracts, commitments, or binding purchase orders (to the extent not financed with the proceeds of Funded Debt, the “Contract Consideration”) entered into prior to or during such ECF Prepayment Period relating to Permitted Investments, Capital Expenditures or acquisitions of Intellectual Property to be consummated; provided that, to the extent the aggregate amount actually utilized to finance such Permitted Investments, Capital Expenditures or acquisitions of intellectual property during any period is less than the Contract Consideration that reduced Excess Cash Flow for the prior period, the amount of such shortfall shall be added to the calculation of Excess Cash Flow for such period, plus

(xi)the amount of cash taxes (including penalties and interest) and tax distributions paid pursuant to Sections 7.02(h)(ii)(L), or tax or tax distribution reserves set aside or payable (without duplication) in such

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period, to the extent they exceed the amount of tax expense deducted in calculating Consolidated Net Income for such period, plus

(xii)cash expenditures in respect of Hedging Obligations during such period to the extent not deducted in calculating Consolidated Net

Income, plus

(xiii)cash payments by the Borrowers and their Subsidiaries actually made during the applicable ECF Prepayment Period to their Parent in satisfaction of Equity Issuance costs or issuance costs related to Funded Debt incurred by Parent on behalf of the Borrowers and their Subsidiaries, plus

(xiv)fees or expenses paid in cash during such period in connection with any Investment, Disposition, incurrence or repayment of Indebtedness, issuance of Equity Interests or amendment or modification of any debt instrument (including any amendment or other modification of this Agreement or the other Loan Documents) and including, in each case, any such transaction consummated on or immediately prior to the Closing Date and any such transaction undertaken but not completed to the extent not deducted in calculating Consolidated Net Income for such period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Equity Issuance” means (a) in the event that the Lead Borrower or any of its Subsidiaries forms any Subsidiary in accordance with this Agreement, the issuance by such Subsidiary of Equity Interests to the Lead Borrower or such Subsidiary, as applicable, (b) the issuance of Equity Interests by the Lead Borrower to any Person that is an equity holder of the Lead Borrower prior to such issuance (an “Equity Holder”) so long as such Equity Holder did not acquire any Equity Interests of the Lead Borrower so as to become an Equity Holder concurrently with, or in contemplation of, the issuance of such Equity Interests to such Equity Holder, (c) [reserved], (d) the issuance of Equity Interests of the Lead Borrower to directors, officers and employees of the Lead Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors of the Lead Borrower, (e) [reserved], and (f) the issuance of Equity Interests by a Subsidiary of the Lead Borrower to its parent or member in connection with the contribution by such parent or member to such Subsidiary of the proceeds of an issuance described in clauses (a) – (d) above.

“Excluded Property” has the meaning specified therefor in the Security Agreement or the Canadian Security Agreement, as applicable.

“Excluded Subsidiary” means, with respect to any Subsidiary of the Borrowers, (a) each Subsidiary that is prohibited from guaranteeing the Obligations by any Requirement of Law or that would require consent, approval, license or authorization of a governmental (including regulatory) authority to guarantee the Obligations (unless such consent, approval, license or authorization has been received); provided, that, for the avoidance of doubt, such

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Subsidiary shall have no obligation to seek such consent, approval, license or authorization, (b) each Subsidiary that is prohibited by any applicable contractual requirement from guaranteeing the Obligations on the Effective Date or at the time such Subsidiary becomes a Subsidiary (in each case for so long as such restriction or any replacement or renewal thereof is in effect and only to the extent that such prohibition was not implemented or consented to with the intent of evading the requirements of Section 7.01(b)), (c) any Special Purpose Securitization Subsidiary, (d) any Subsidiary (other than a Significant Subsidiary) that (i) did not, as of the last day of the fiscal quarter of the Borrowers most recently ended, have assets with a value in excess of 5.0% of the Total Assets or revenues representing in excess of 5.0% of total revenues of the Borrowers and their respective Subsidiaries on a consolidated basis as of such date and (ii) taken together with all other such Subsidiaries being excluded pursuant to this clause (d), as of the last day of the fiscal quarter of the Borrowers most recently ended, did not have assets with a value in excess of 10.0% of the Total Assets or revenues representing in excess of 10.0% of total revenues of the Borrowers and their respective Subsidiaries on a consolidated basis as of such date, and (e) any Subsidiary for which providing a Guaranty or granting Liens required by the Collateral Documents to secure Indebtedness could reasonably be expected to result in material tax consequences as determined in good faith by the Borrowers in consultation with the Required Lenders, in each case pursuant to clauses (a) through (e) hereof, only for so long as it remains as such; provided, that any Subsidiary that incurs or provides a guaranty under (or has pledged its assets to secure the obligations of) any Indebtedness for borrowed money shall not be an Excluded Subsidiary.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor becomes effective with respect to such related Swap Obligation.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.09, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such

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Recipient’s failure to comply with Section 2.09(d) or (g) any U.S. federal withholding Taxes imposed under FATCA.

“Exela Finance” has the meaning specified therefor in the preamble hereto.

“Exit Notes” means the notes under the Exit Notes Indenture.

“Exit Notes Collateral Agent” means the Ankura as collateral agent under the Exit Notes Indenture.

“Exit Notes Indenture” means the indenture dated as of the date hereof among the Lead Borrower, Exela Finance, the guarantors named therein, the financial institutions named therein, the Trustee and the Exit Notes Collateral Agent, as in effect on the date hereof.

“Extraordinary Receipts” means any cash received by the Lead Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of (x) proceeds described in Section 2.05(c)(ii) or (iii) hereof, (y) proceeds constituting, or from, ABL Priority Collateral prior to the Discharge of ABL Priority Obligations or (z) the ETI Litigation Extraordinary Receipts), including, without limitation, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance (other than to the extent such insurance proceeds are (i) immediately payable to a Person that is not the Lead Borrower or any of its Subsidiaries in accordance with applicable Requirements of Law or with Contractual Obligations entered into in the ordinary course of business or (ii) received by the Lead Borrower or any of its Subsidiaries as reimbursement for any out-of-pocket costs incurred or made by such Person prior to the receipt thereof directly related to the event resulting from the payment of such proceeds), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of the Lead Borrower or any of its Subsidiaries or (ii) received by the Lead Borrower or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person) and (g) any purchase price adjustment received in connection with any purchase agreement.

“Facility” means the real property identified on Schedule 1.01(B) and any new Facility hereafter acquired by the Lead Borrower or any of its Subsidiaries, including, without limitation, the land on which each such facility is located, all buildings and other improvements thereon, and all fixtures located thereat or used in connection therewith.

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively

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comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal, tax or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of Sections 1471 through 1474 of the Internal Revenue Code and the Treasury Regulations thereunder.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the agency fee letter, dated as of the date hereof, among the Borrowers and the Agents, as may be amended, restated, supplemented or otherwise modified from time to time.

“Fifth Amendment” means that certain Limited Waiver and Fifth Amendment to Financing Agreement, dated as of the Fifth Amendment Effective Date, by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) as the Lead Borrower on behalf of the Borrowers, the 2026 - June Incremental Term Loan Lender thereto, and the Agents.

“Fifth Amendment Effective Date” has the meaning set forth in the Fifth Amendment.

“Final Maturity Date” means July 28, 2028.

“Financial Statements” means (a) the audited consolidated balance sheet of the Lead Borrower and its Subsidiaries and certain Affiliates for the Fiscal Year ended December 31, 2024, and the related consolidated statement of operations, shareholders’ equity and cash flows for the Fiscal Year then ended, and (b) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal quarter ended March 31, 2025, and the related consolidated statement of operations, shareholder’s equity and cash flows for the quarter then ended.

“First Amendment” means that certain First Amendment to Financing Agreement,

dated as of the First Amendment Effective Date, by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) as the Lead Borrower on behalf of the Borrowers, the Required Lenders party thereto and the Agents.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

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“Fiscal Quarter” means any of the quarterly accounting periods of the Parent and its Subsidiaries ending on March 31, June 30, September 30 and December 31 of each year.

“Fiscal Year” means the fiscal year of the Parent and its Subsidiaries ending on December 31 of each year.

“Fixed Charge Calculation Date” has the meaning assigned in the “Fixed Charge Coverage Ratio” definition.

“Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of Consolidated EBITDA of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Borrowers or any of its Subsidiaries Incurs, repays, repurchases or redeems any Indebtedness or issues, repurchases or redeems Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Fixed Charge Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such Incurrence, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to an operating unit of a business, and any operational changes, business realignment projects or initiatives, New Projects, restructurings or reorganizations that the Borrowers or any Subsidiary has made during the four-quarter reference period (each, for purposes of this definition, a “pro forma event”) shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations, discontinued operations and other operational changes, business realignment projects or initiatives, New Projects, restructurings or reorganizations (and the change of any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person that subsequently became a Subsidiary or was merged with or into the Borrowers or any Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger, consolidation, amalgamation, discontinued operation, operational change, business realignment project or initiative, New Project, restructuring or reorganization, in each case with respect to an operating unit of a business, that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, discontinued operation, merger, amalgamation, consolidation, operational change, business realignment project or initiative, New Project, restructuring or reorganization had occurred at the beginning of the applicable four-quarter period.

For purposes of this definition, whenever pro forma effect is to be given to any pro forma event, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Lead Borrower. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Borrowers as set forth

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in an Officer’s Certificate, to reflect operating expense reductions and other operating improvements, synergies or cost savings that would have resulted if such operating expense reductions and other operating improvements, synergies or cost savings had occurred on the first day of the four-quarter reference period (including, to the extent applicable, the Transactions); provided that for all purposes of determining Consolidated EBITDA hereunder adjustments for operating expense reductions and other operating improvements, synergies or cost savings shall not be more than 20% of Consolidated EBITDA for the most recently ended four fiscal quarter period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped pro forma adjustments)); provided, that the limitations set forth in the immediately preceding proviso shall not apply to any operating expense reductions, other operating improvements or synergies and adjustments resulting from the Transactions, and information and calculations supporting them in reasonable detail.

If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Fixed Charge Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness if such Hedging Obligation has a remaining term in excess of 12 months). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrowers to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a Eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrowers may designate.

For purposes of making the computation referred to above, in giving effect to each New Project which commences operations and records not less than one full fiscal quarter’s operations during such period, the operating results of such New Project shall be annualized on a straight line basis during such period, taking into account any seasonality adjustments determined by the Borrowers in good faith.

For purposes of this definition, any amount in a currency other than U.S. dollars will be converted to U.S. dollars based on the average exchange rate for such currency for the most recent twelve-month period immediately prior to the date of determination in a manner consistent with that used in calculating Consolidated EBITDA for the applicable period.

“Fixed Charges” means, with respect to any Person for any period, the sum, without duplication, of: (1) Consolidated Interest Expense (excluding amortization or write-off of deferred financing costs) of such Person for such period, and (2) all cash dividend payments (excluding items eliminated in consolidation) on any series of Preferred Stock or Disqualified Stock of such Person and its Subsidiaries.

“Fourth Amendment” means that certain Fourth Amendment to Financing Agreement, dated as of May 7, 2026, by and among XBP Americas, LLC, a Delaware limited

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liability company (f/k/a Exela Technologies BPA, LLC) as the Lead Borrower on behalf of the Borrowers, the Required Lenders party thereto and the Agents.

“Fourth Amendment Effective Date” has the meaning set forth in the Fourth Amendment.

“Foreign Lender” has the meaning specified therefor in Section 2.09(d).

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates that is subject to any Requirements of Laws other than, or in addition to, the laws of the United States or any state thereof or the laws of the District of Columbia.

“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any Requirement of Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make any required contribution or payment under any Requirement of Law within the time permitted by any Requirement of Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party or any Subsidiary under any law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any Requirement of Law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party or any Subsidiary, or the imposition on any Loan Party or any Subsidiary of any fine, excise tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any Requirement of Law.

“Foreign Sovereign Immunities Act” means the US Foreign Sovereign Immunities Act of 1976 (28 U.S.C. Sections 1602-1611), as amended.

“Foreign Subsidiary” means a Subsidiary not organized or existing under the laws of the United States of America or any state thereof or the District of Columbia.

“Funded Debt” means all Indebtedness of the Borrowers and their Subsidiaries for borrowed money that (i) matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or (ii) arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date.

“Funding Losses” has the meaning specified therefor in Section 2.08.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial

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Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Effective Date. For the purposes of this Agreement, the term “consolidated” with respect to any Person shall mean such Person consolidated with its Subsidiaries.

“Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization.

“Governmental Authority” means any nation or government, any foreign, federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Obligations” has the meaning specified therefor in Section 11.01.

“Guarantor” and “Guarantors” have the respective meanings specified therefor in the preamble hereto.

“Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof and (b) each other guaranty entered into after the Effective Date, in form and substance satisfactory to the Agents and the Required Lenders, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties guaranteeing all or part of the Obligations.

“GUC Payment Obligations” means the outstanding obligations of the Company to holders of Allowed General Unsecured Claims (as defined and described in the Restructuring Plan), which obligations are required to be paid out on the schedule set forth in the Restructuring Plan and the Confirmation Order.

“Hazardous Material” means any element, material, substance, waste, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic or hazardous substance, hazardous waste, universal waste, special waste, or solid waste or is otherwise characterized by words of similar import under any Environmental Law or that is regulated under, or for which liability or standards of care are imposed, pursuant to any Environmental Law, including, without limitation, petroleum, polychlorinated biphenyls; asbestos-containing materials, lead or lead-containing materials, urea formaldehyde-containing materials, radioactive materials, radon, per- and polyfluoroalkyl substances and mold.

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“Hedging Obligations” means, with respect to any Person, the obligations of such Person under:

(1)currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and

(2)other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

“Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

“Incremental Effective Date” shall have the meaning set forth in Section 2.14(a).

“Incremental Facility” shall have the meaning set forth in Section 2.14(a).

“Incremental Facility Amendment” shall have the meaning set forth in Section 2.14(b).

“Incremental Facility Request” shall have the meaning set forth in Section 2.14(a).

“Incremental Term Loan” shall have the meaning set forth in Section 2.14(a).

“Incremental Term Loan Commitment” shall` have the meaning set forth in Section 2.14(a).

“Incur” means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. “Incurred” and “Incurrence” shall have correlative meanings.

“Indebtedness” means, with respect to any Person:

(1)the principal of any indebtedness of such Person, whether or not contingent, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof), (c) representing the deferred and unpaid purchase price of any property (except any such balance that constitutes (i) a trade payable or similar obligation to a trade creditor Incurred in the ordinary course of business, (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and (iii) liabilities accrued in the ordinary course of business), which

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purchase price is due more than twelve months after the date of placing the property in service or taking delivery and title thereto, (d) in respect of Capitalized Lease Obligations, or (e) representing any Hedging Obligations, if and to the extent that any of the foregoing indebtedness would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(2)to the extent not otherwise included, any obligation of such Person to be liable for, or to pay, as obligor, guarantor or otherwise, the obligations referred to in clause (1) of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and

(3)to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided, however, that the amount of such Indebtedness will be the lesser of: (a) the Fair Market Value (as determined in good faith by the Borrower) of such asset at such date of determination, and (b) the principal amount of such Indebtedness of such other Person;

provided, however, that, notwithstanding the foregoing, Indebtedness shall be deemed not to include (1) Contingent Obligations incurred in the ordinary course of business and not in respect of borrowed money; (2) deferred or prepaid revenues; (3) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller; (4) Permitted Securitization Financings; (5) trade and other ordinary course payables, accrued expenses and intercompany liabilities, including with respect to working capital advancements, arising in the ordinary course of business; (6) [reserved]; (7) obligations in respect of Third Party Funds; (8) in the case of the Borrowers and their respective Subsidiaries (x) all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business and (y) intercompany liabilities in connection with cash management, tax and accounting operations of the Borrowers and their respective Subsidiaries; (9) [reserved]; (10) any obligations under Hedging Obligations; and (11) any Claims Administration Indebtedness of the Borrowers and Subsidiaries (except to the extent that any such Claims Administration Indebtedness exceeds the Claims Administration Investments of such Person); provided, that such agreements are entered into for bona fide hedging purposes of the Borrowers or their respective Subsidiaries (as determined in good faith by the Board of Directors or senior management of the Lead Borrower, whether or not accounted for as a hedge in accordance with GAAP) and, in the case of any foreign exchange contract, currency swap agreement, futures contract, option contract or other similar agreement, such agreements are related to business transactions of the Borrowers or their Subsidiaries entered into in the ordinary course of business and, in the case of any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement, such agreements substantially correspond in terms of notional amount, duration and interest rates, as applicable, to Indebtedness of the Borrowers or their Subsidiaries Incurred without violation of this Agreement.

Notwithstanding anything in this Agreement to the contrary, Indebtedness shall not include, and shall be calculated without giving effect to, the effects of Statement of Financial

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Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness; and any such amounts that would have constituted Indebtedness under this Agreement but for the application of this sentence shall not be deemed an Incurrence of Indebtedness under this Agreement.

“Indemnified Matters” has the meaning specified therefor in Section 12.15.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified therefor in Section 12.15.

“Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant, in each case of nationally recognized standing, that is independent of the Borrowers and any Affiliate thereof and, in the good faith determination of the Borrowers, qualified to perform the task for which it has been engaged.

“Initial Cashless Term Commitment” means as to any Lender, the commitment (if any) of such Lender to be deemed to have made a Loan to the Borrowers pursuant to Section 2.01(a)(i) in the principal amount set forth under the heading “Initial Cashless Term Commitment” opposite such Lender’s name on Schedule 1.01(A). The aggregate principal amount of the Initial Cashless Term Commitments as of the Effective Date is $6,000,000.

“Initial Funded Term Commitment” means as to any Lender, the obligation of such Lender to make a Loan to the Borrowers pursuant to Section 2.01(a)(ii) in the principal amount set forth under the heading “Initial Funded Term Commitment” opposite such Lender’s name on Schedule 1.01(A). The aggregate principal amount of the Initial Funded Term Commitments as of the Effective Date is $40,000,000.

“Initial Term Loan Commitment” means the Term Loan Commitments existing as of the Effective Date.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law.

“Intellectual Property” has the meaning specified therefor in the Security Agreement or the Canadian Security Agreement, as applicable.

“Intellectual Property Contracts” means all agreements concerning Intellectual Property, including without limitation license agreements, technology consulting agreements, confidentiality agreements, co-existence agreements, consent agreements and non-assertion agreements.

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“Intercompany Subordination Agreement” means an Intercompany Subordination Agreement, dated as of the date hereof, made by the Lead Borrower and its Subsidiaries in favor of the Collateral Agent for the benefit of the Secured Parties.

“Intercreditor Agreements” means the Super Senior Intercreditor Agreement and the ABL Intercreditor Agreement and any other junior lien intercreditor agreement in form and substance satisfactory to the Agents and the Required Lenders, in each case entered into on the Effective Date or pursuant to Section 10.15.

“Interest Payment Date” means as to any SOFR Rate Loan, the last day of each Interest Period therefor and the Final Maturity Date.

“Interest Period” means, with respect to each SOFR Rate Loan, a period commencing on the date of the making of such SOFR Rate Loan (or the continuation of a SOFR Rate Loan or the conversion of a Reference Rate Loan to a SOFR Rate Loan) and ending 3 months thereafter; provided, that the initial Interest Period shall be from and after the Effective Date until October 15, 2025; provided, further, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 3 months after the date on which the Interest Period began, as applicable, and (e) the Borrowers may not elect an Interest Period which will end after the Final Maturity Date.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Inventory” means, with respect to any Person, all goods and merchandise of such Person leased or held for sale or lease by such Person, including, without limitation, all raw materials, work-in-process and finished goods, and all packaging, supplies and materials of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account or cash.

“Investment Grade Securities” means:

(1)securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents),

(2)securities that have a rating equal to or higher than Baa3 (or equivalent) by Moody’s and BBB- (or equivalent) by S&P, but excluding any debt securities or loans or advances between and among the Borrowers and their respective Subsidiaries,

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(3)investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2) which fund may also hold immaterial amounts of cash pending investment and/or distribution, and

(4)corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition.

“Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees of loans), advances or capital contributions (excluding accounts receivable, trade credit and advances to customers and commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property.

“Joinder Agreement” means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 7.01(b).

“Junior Lien Obligations” means the obligations with respect to Indebtedness permitted to be incurred under this Agreement and the Exit Notes Indenture, which is by its terms intended to be secured by the Collateral on a basis junior to the Obligations and the Notes Obligations under the Exit Notes Indenture, excluding the ABL Facility and the B. Riley Credit Agreement.

“Lease” means any lease, sublease or license of, or other agreement granting a possessory interest in, real property to which any Loan Party or any of its Subsidiaries is a party as lessor, lessee, sublessor, sublessee, licensor or licensee.

“Lead Borrower” has the meaning specified therefor in the preamble hereto.

“Lender” has the meaning specified therefor in the preamble hereto.

“Liability Management Transaction” means, other than a transaction undertaken in good faith for a bona fide business purpose and not designed primarily to implement any of the transactions described in clauses (i) through (vi) hereof, any transaction or series of related transactions that is designed primarily to restructure or otherwise impact the Loan Parties’ capital structure in a manner that improves the prospects of a class or subset of stakeholders (including any equityholder, and any debt financing providers (including any class or subset of Lenders)) that is pari passu with or junior to the Lenders by elevating such stakeholder’s payment or lien priority (whether effectively, structurally or contractually) or ability to direct actions under the Loan Documents, or by introducing any new Indebtedness that is effectively,

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structurally or contractually senior to the Loans in payment or lien priority except as explicitly permitted pursuant to the terms of the Loan Documents as of the Issue Date, including any of the following: (i) any Indebtedness issued in exchange for, or the net proceeds (or deemed net proceeds in the event of a cashless transaction) of which are used, in whole or in part, to modify, extend, refinance, renew, replace, retire or refund (or any other transaction that would have the effect of circumventing the restrictions set forth in the covenants hereof or achieve the same effect as the foregoing) any existing Indebtedness of the Lead Borrower or any of its Subsidiaries (the “Existing LMT Debt”) with any other Indebtedness or debt-like instruments (including preferred Equity Interests) of the Lead Borrower or any of its Subsidiaries (the “New LMT Debt”) in a transaction the result of which is to ‘uptier’ holders of such Existing LMT Debt on a non-pro rata basis into New LMT Debt that is effectively (including as to security or recourse to additional assets or through a ‘double dip or ‘pari plus’ structure), contractually or structurally senior (in right of payment or security) to the Existing LMT Debt, (ii) any Investment, Asset Sale, Restricted Payment or other transfer or disposition (including any indirect transfers effectuated through a release of a Guarantor, a merger, amalgamation, division, or similar undertaking) of assets constituting Collateral immediately prior to such Investment, Asset Sale, Restricted Payment or other transfer or disposition to an Affiliate of the Lead Borrower or any of its Subsidiaries that is not a Loan Party (including any non-Loan Party Subsidiary or Affiliate that is not a Loan party), in each case, to (a) facilitate a new financing of Indebtedness or debt-like instruments (including the issuance of any preferred Equity Interests) incurred by such non-Loan Party Person under such Indebtedness or debt-like instruments, or otherwise undertakes a transaction that monetizes such property, the result of which raises, directly or indirectly, liquidity for the Loan Parties or to provide cash flow assistance to the Loan Parties (including in furtherance of exchanging, modifying, extending, refinancing, renewing, replacing, retiring or refunding, in whole or in part, Existing LMT Debt), (b) guarantee any existing Indebtedness or debt-like instrument, or (c) transfer (whether by a distribution, dividend, or otherwise) such property to an Affiliate of a Loan Party the primary purpose of which preserves the value of such property for such Affiliate, (iii) any release of the Guarantee of a Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) or of a Guarantor who owns any Material Property, or of a material portion of the Collateral, in each case the results of which is intended to secure or serve as support for new Indebtedness or Refinancing Indebtedness, a new equity issuance, or to otherwise raise liquidity or to provide cash flow assistance, (iv) any transaction whereby an obligation of a Loan Party owed to an Affiliate of a Loan Party (other than another Loan Party) would directly or indirectly be pari passu or senior (in right of payment or security) to the Obligations, (v) any Loan Party incurring any Indebtedness for borrowed money, or granting a Lien on its assets securing Indebtedness for borrowed money, on a senior basis (in right of payment or security) to the Obligations or the Liens securing the Obligations (other than Liens which are explicitly permitted to be incurred on a senior basis under the Loan Documents as in effect as of the Closing Date), or (vi) incurring any indebtedness for the primary purpose of, or that has the effect of, influencing the provision of, or in connection with, obtaining any modification, amendment, release or waiver under this Agreement. Notwithstanding any of the foregoing, the incurrence of any Refinancing Indebtedness permitted to be incurred under this Agreement shall not constitute a Liability Management Transaction.

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“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement or any lease in the nature thereof); provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Liquidity” means, as of any date of determination, the aggregate amount of unrestricted cash on-hand of the Loan Parties maintained in deposit accounts in the name of a Loan Party in the United States or Canada as of such date, which deposit or other accounts are subject to Control Agreements plus the aggregate indebtedness permitted to be borrowed and available to be drawn at such time under the ABL Facility.

“Loan” means any Term Loan made by a Lender to the Borrowers pursuant to Article II hereof.

“Loan Document” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, any Control Agreement, the Disbursement Letter, the Fee Letter, any Guaranty, the Intercompany Subordination Agreement, each Intercreditor Agreement, any Joinder Agreement, any Mortgage, the Security Agreement, the Canadian Security Agreement, any landlord waiver, any collateral access agreement, any Perfection Certificate, any Incremental Facility Amendment and any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation.

“Loan Party” means any Borrower and any Guarantor.

“Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities, financial condition or prospects of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Agent or any Lender under any Loan Document, or (e) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Secured Parties on Collateral having a fair market value in excess of $25,000,000.

“Material Contract” means, with respect to any Person, (a) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $10,000,000 or more in any Fiscal Year (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium) and (b) all other contracts or agreements as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Material Property” means any asset (or group of assets), including intellectual property owned by the Loan Parties or their respective Subsidiaries that is material to the

~~172813757_2~~

business, operations, assets, or financial condition of the Lead Borrower and its Subsidiaries, taken as a whole.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Mortgage” means a mortgage, charge, deed of hypothec, deed of trust or deed to secure debt, in form and substance satisfactory to the Collateral Agent and the Required Lenders, made by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties, securing the Obligations and delivered to the Collateral Agent.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding the six calendar years.

“Natural Person” means (a) any natural person or (b) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person.

“Net Cash Proceeds” means the aggregate cash proceeds received by the Borrowers or any Subsidiary in respect of any Disposition (including, without limitation, any cash received in respect of or upon the sale or other disposition of any Designated Non-cash Consideration received in any Disposition and any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding the assumption by the acquiring Person of Indebtedness relating to the disposed assets or other consideration received in any other non-cash form), net of the direct costs relating to such Disposition and the sale or disposition of such Designated Non-cash Consideration (including, without limitation, legal, accounting and investment banking fees, and brokerage and sales commissions), and any relocation expenses Incurred as a result thereof, taxes paid or payable as a result thereof (including, without duplication, Tax Distributions and after taking into account any available tax credits or deduction), amounts required to be applied to the repayment of principal, premium (if any) and interest on Indebtedness required to be paid as a result of such transaction, and any deduction of appropriate amounts to be provided by the Borrowers as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Borrowers after such sale or other disposition thereof, including, without limitation, pension and other post- employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, and payments made to holders of minority interests in Subsidiaries that are joint ventures as a result of such Disposition.

“Net Income” means, with respect to any Person, the net income (loss) of such Person and its Subsidiaries, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

“New Project” means (x) each contract or project with respect to new customers and any expansions of contracts or projects with respect to existing customers and (y) each creation (in one or a series of related transactions) of a business unit to the extent such business

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unit commences operations or each expansion (in one or a series of related transactions) of business into a new market.

“Notice of Borrowing” has the meaning specified therefor in Section 2.02(a).

“Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Secured Parties arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, premiums (including the Applicable Premium), attorneys’ fees (including the Specified Professional Fees) and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Secured Party (in its sole discretion) may elect to pay or advance on behalf of such Person. Notwithstanding any of the foregoing, Obligations shall not include any Excluded Swap Obligations.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

“Parent” means XBP Europe Holdings Inc., a Delaware corporation, and any successor thereto.

“Participant Register” has the meaning specified therefor in Section 12.07(i).

“Payment Recipient” has the meaning specified therefor in Section 12.07(i).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means an Employee Plan that is subject to Section 412 of the Internal Revenue Code, Section 302 of ERISA or Title IV of ERISA maintained, sponsored or

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contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates at any time during the preceding six calendar years.

“Perfection Certificate” means a certificate, dated as of the Effective Date, providing information with respect to the property of each Loan Party.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Cure Equity” means Qualified Equity Interests of the Parent.

“Permitted Disposition” means:

(a)sale of Inventory in the ordinary course of business of the Borrowers or any Subsidiary of the Borrowers;

(b)licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business of the Borrowers or any Subsidiary of the Borrowers;

(c)leasing or subleasing assets in the ordinary course of business of the Borrowers or any Subsidiary of the Borrowers;

(d)(i) the lapse of Registered Intellectual Property of the Borrowers or any Subsidiary of the Borrowers to the extent not economically desirable in the conduct of their business or (ii) the abandonment of Intellectual Property rights in the ordinary course of their business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Secured Parties;

(e)any involuntary loss, damage or destruction of property;

(f)any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(g)so long as no Event of Default has occurred and is continuing or would result therefrom, transfers of assets (i) from the Borrowers or any Subsidiary of the Borrowers (other than the Borrowers) to a Loan Party (other than the Lead Borrower), and (ii) from any Subsidiary of the Lead Borrower that is not a Loan Party to any other Subsidiary of the Lead Borrower; and

(h)any disposition occurring in accordance with the terms of the Tax Funding Agreement;

(i)sales and contributions of Receivables Assets by (i) each Exar Originator to Exar SPV and (ii) Exar SPV to the Exar Buyer pursuant to the Exar Facility in effect as of the date hereof; provided that certain of the proceeds from such sale and contribution are used to repay the B. Riley Credit Agreement (which may be by way of a purchase of a participation interest, so long as such participation interest is purchased by a Loan Party or immediately

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transferred to a Loan Party) in accordance with the terms of the Exar Facility as in effect as of the date hereof; and

(j)any disposition consisting of Securitization Assets in connection with a Permitted Securitization Financing or arising as a result of a Permitted Securitization Financing.

“Permitted Investments” means:

(1)any Investment in the Borrowers or any of its Subsidiaries that is Guarantor;

(2)any Investment by the Borrowers or any Subsidiary in Cash Equivalents or Investment Grade Securities for the account of such Person;

(3)any Investment by the Borrowers or any of its Subsidiaries in a Person if as a result of such Investment (a) such Person becomes a Subsidiary of the Borrowers that is a Guarantor, or (b) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Borrowers or a Subsidiary of the Borrowers that is a Guarantor;

(4)any Investment in securities or other assets not constituting Cash Equivalents and received by the Borrowers or any Subsidiary in connection with a Disposition made by such respective Person pursuant to Section 7.02(c)(ii) or any other disposition of assets not constituting a Disposition;

(5)any Investment existing on, or made pursuant to binding commitments existing on, the Effective Date or an Investment consisting of any extension, modification or renewal of any Investment existing on the Effective Date, in each case, that is disclosed on Schedule 1.01(C) hereto; provided, that the amount of any such Investment may be increased (x) as required by the terms of such Investment as in existence on the Effective Date or (y) as otherwise permitted under this Agreement;

(6)advances of payroll payments, business related travel expenses, moving expenses and other similar expenses and expenses to employees in the ordinary course of business;

(7)Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business of the Borrowers, any Subsidiary or Investments acquired by the Borrowers or any of its Subsidiaries as a result of a foreclosure by the Borrowers or any of its Subsidiaries, respectively, with respect to any secured Investments or other transfer of title with respect to any secured Investment in default;

(8)Hedging Obligations permitted under Section 7.02(v)(ii)(J);

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(9)Investments in any Subsidiary that is not a Guarantor not to exceed, at any one time in the aggregate outstanding under this clause (9), $3,000,000;

(10)any Investment occurring in accordance with the terms of the Tax Funding Agreement;

(11)additional Investments by the Borrowers or any Subsidiary of the Borrowers having an aggregate Fair Market Value (as determined in good faith by the Borrowers at the time of the making thereof, and without giving effect to any subsequent changes in value), taken together with all other Investments made pursuant to this clause (11) that are at that time outstanding, not to exceed $500,000; provided, however, that if any Investment pursuant to this clause (11) is made in any Person that is not the Borrowers or a Subsidiary of the Borrowers that is a Guarantor at the date of the making of such Investment and such Person becomes the Borrowers or a Subsidiary of the Borrowers that is a Guarantor after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (11) for so long as such Person continues to be the Borrowers or a Subsidiary of the Borrowers that is a Guarantor;

(12)Investments the payment for which consists of Equity Interests of the Borrowers (other than Disqualified Stock) or any direct or indirect parent of the Borrowers, as applicable;

(13)any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of Section 7.02(j)(ii) (except transactions described in clauses (D), (I)(2) and (P) of Section 7.02(j)(ii));

(14)guarantees issued in accordance with Section 7.01(b) and Section 7.02(v);

(15)(i) Investments consisting of the licensing or contribution of intellectual property (on a non-exclusive basis) pursuant to joint marketing arrangements with other Persons in the ordinary course of business; (ii) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property (on a non-exclusive basis) in each case in the ordinary course of business;

(16)Investments consisting of Securitization Assets in connection with a Permitted Securitization Financing or arising as a result of Permitted Securitization Financings;

(17)additional Investments in joint ventures (as determined in good faith by the Borrowers at the time of the making thereof, and without giving effect to any subsequent changes in value) not to exceed, at any one time in the aggregate outstanding under this clause (17), $3,000,000; provided, that if any Investment pursuant to this clause (17) is made in any Person that is not the Borrowers or a Subsidiary of the Borrowers that is a Guarantor at the date of the making of such Investment and such Person becomes the Borrowers or a Subsidiary of the Borrowers that is a Guarantor after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (17) for so long as such Person continues to be the Borrowers or a Subsidiary of the Borrowers that is a Guarantor;

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(18)Investments of a Subsidiary acquired after the Effective Date or of an entity merged into, amalgamated with, or consolidated with the Borrowers or a Subsidiary of the Borrowers that is a Guarantor in a transaction that is not prohibited by Section 7.02(c)(i) after the Effective Date to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(19)Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers;

(20)advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Borrowers or their Subsidiaries in the ordinary course of business;

(21)any Investment consisting of intercompany current liabilities in connection with the cash management, tax and accounting operations of the Borrowers and their respective Subsidiaries;

(22)any Investment in the form of a participation interest in the B. Riley Credit Agreement which the Borrower and its Subsidiaries are required to make pursuant to the Exar Facility in effect as of the date hereof, so long as such Investment is immediately contributed to the Loan Parties and is not transferred to any Person other than a Loan Party;

(23)any Investments pursuant to clause (i) of the definition of “Permitted Disposition”;

(24)Investments resulting from pledges and deposits referred to in clauses (1), (4), (21), (34) and (35) of the definition of “Permitted Liens”;

(25)(i) accounts receivable, security deposits and prepayments arising, and trade credit granted, in the ordinary course of business and (ii) any securities received in satisfaction or partial satisfaction of defaulted accounts receivable from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; and

(26)guarantees by the Borrowers or any Subsidiary of the Borrowers of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case, entered into by the Borrowers or any Subsidiary of the Borrowers in the ordinary course of business.

“Permitted Liens” means, with respect to any Person:

(1)(i) pledges and deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of

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credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to such Person;

(2)Liens imposed by law, such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, supplier’s, construction or other like Liens securing obligations of the Borrowers or any Subsidiary that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrowers or any Subsidiary of the Borrowers, respectively, shall have set aside on its books reserves in accordance with GAAP;

(3)Liens for taxes, assessments or other governmental charges or levies not yet overdue by more than 30 days or that are being contested in good faith by appropriate proceedings;

(4)deposits and other Liens by the Borrowers or any Subsidiary to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with public utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof) incurred by such Person in the ordinary course of business, including those incurred to secure health, safety, insurance and environmental obligations in the ordinary course of business;

(5)zoning restrictions, building codes and laws, survey exceptions, easements, trackage rights, leases (other than Capitalized Lease Obligations), licenses, special assessments, rights-of-way, covenants, conditions, restrictions and declarations on or with respect to the use of real property, servicing agreements, development agreements, site plan agreements and other similar encumbrances, in each case, incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrowers or any Subsidiary of the Borrowers;

(6)(A)[reserved];

(B)Liens securing obligations in respect of Permitted Securitization Financings and pursuant to clause (3) of Section 7.02(v)(ii)(A) and Section 7.02(v)(ii)(B); provided, that such Liens referred to in this clause (B) other than Liens securing Permitted Securitization Financings and the Liens on ABL Priority Collateral securing the ABL Facility and the B. Riley Credit Agreement shall be subordinated to the Liens securing the Obligations on terms acceptable to the Agents and the Required Lenders; provided, further, that (x) Liens securing the ABL Facility and the B. Riley Credit Agreement shall be subject to the ABL Intercreditor Agreement and (y) Liens in respect of Permitted Securitization Financings shall extend only to the assets subject thereto and Equity Interests of Special Purpose Securitization Subsidiaries; and

(C)Liens securing obligations in respect of Indebtedness permitted to be Incurred pursuant to clause (D), (L) (or (N) to the extent it guarantees any such Indebtedness),

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(P), (T) or (W) of Section 7.02(v)(ii) (provided, that (i) in the case of clause (T), such Lien does not extend to the property or assets of the Borrowers or any Subsidiary of the Borrowers other than a Subsidiary that is not a Borrower or a Guarantor, (ii) in the case of clause (D), such Liens do not extend to any property or assets that are not being acquired, leased, constructed, repaired, replaced or improved with the proceeds of such Indebtedness being incurred pursuant to clause (D) (or the indebtedness refinanced thereby) or sold in the applicable sale and lease back transaction and accessions and additions thereto, proceeds and products thereof, customary security deposits and related property; provided, that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender (and its Affiliates) (it being understood that with respect to any Liens on the Collateral being incurred under this clause (C)(ii) to secure Refinancing Indebtedness, if Liens on the Collateral securing the Indebtedness being refinanced (if any) constituted Junior Lien Obligations, then any Liens on such Collateral being incurred under this clause (C)(ii) to secure Refinancing Indebtedness shall also constitute Junior Lien Obligations), (iii) in the case of clause (P), such Liens securing Indebtedness Incurred pursuant to clause (P) shall only be permitted under this clause (C) if such Liens secure Indebtedness not created or Incurred in connection with, or in contemplation of, the acquisition and only extend to the property or assets acquired in such acquisition (and accessions and additions thereto and proceeds and products thereof)), and (iv) in the case of clause (W), it being understood that with respect to any Liens on the Collateral being incurred under this clause (C)(iv) to secure Refinancing Indebtedness, if Liens on the Collateral securing the Indebtedness being refinanced (if any) constituted Junior Lien Obligations, then any Liens on such Collateral being incurred under this clause (C)(iv) to secure Refinancing Indebtedness shall also constitute Junior Lien Obligations;

(7)Liens existing on the Effective Date and disclosed on Schedule 7.02(a) hereto (other than Liens in favor of the Secured Parties under this Agreement);

(8)Liens on assets, property or shares of stock of a Person at the time such Person becomes a Subsidiary of the Borrower; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary of the Borrower; provided, further, however, that such Liens may not extend to any other property owned by the Borrowers or any Subsidiary of the Borrowers (other than pursuant to after-acquired property clauses in effect with respect to such Lien at the time of acquisition on property of the type that would have been subject to such Lien notwithstanding the occurrence of such acquisition);

(9)Liens on assets or property at the time the Borrowers or any Subsidiary of the Borrowers acquired the assets or property, including any acquisition by means of a merger, amalgamation or consolidation with or into the Borrowers or any Subsidiary; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; provided, further, however, that the Liens may not extend to any other property owned by the Borrowers or any Subsidiary of the Borrowers (other than pursuant to after-acquired property clauses in effect with respect to such Lien at the time of acquisition on property of the type that would have been subject to such Lien notwithstanding the occurrence of such acquisition);

(10)[reserved];

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(11)Liens (i) on not more than $2,000,000 of deposits securing Hedging Obligations entered into for non-speculative purposes and (ii) on cash or Cash Equivalents securing Hedging Obligations in the ordinary course of business submitted for clearing in accordance with applicable Requirements of Law;

(12)Liens by the Borrowers or any Subsidiary of the Borrowers on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit, bank guarantee or bankers’ acceptance issued or created for the account of the Borrowers or any Subsidiary of the Borrowers in the ordinary course of business; provided, that such Lien secures only the obligations of the Borrowers or such Subsidiaries in respect of such letter of credit, bank guarantee or banker’s acceptance to the extent permitted under this Agreement;

(13)leases and subleases not constituting Capitalized Lease Obligations of real property not material to the conduct of any business line of the Borrowers or any Subsidiary of the Borrowers granted to others in the ordinary course of business that do not materially interfere with the ordinary conduct of the business of the Borrowers or any Subsidiary of the Borrowers;

(14)Liens arising from precautionary Uniform Commercial Code financing statements or consignments entered into in connection with any transaction otherwise permitted under this Agreement;

(15)Liens in favor of a Borrower or any Guarantor;

(16)[reserved];

(17)Liens securing the Obligations;

(18)licenses of intellectual property and software that are not material to the conduct of any of the business lines of the Borrowers or any Subsidiary of the Borrowers and the value of which does not constitute a material portion of the assets of the Borrowers and their respective Subsidiaries, taken as a whole, respectively, and such license does not materially interfere with the ordinary course of conduct of the business of the Borrowers or any of their Subsidiaries;

(19)Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (6), (7), (8), (9), (10), (11), (15), (24) and (32) of this definition; provided, however, that (x) such new Lien shall be limited to all or part of the same property (including any after acquired property to the extent it would have been subject to the original Lien) that secured the original Lien (plus improvements on and accessions to such property, proceeds and products thereof, customary security deposits and any other assets pursuant to the after-acquired property clauses to the extent such assets secured (or would have secured) the Indebtedness being refinanced, refunded, extended, renewed or replaced), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount (or accreted value, if applicable) or, if greater, committed amount of the applicable Indebtedness described under clauses (6), (7), (8), (9), (10), (11), (15), (24) and (32) of this definition at the

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time the original Lien became a Permitted Lien under this Agreement, (B) unpaid accrued interest and premiums (including tender premiums), and (C) an amount necessary to pay any underwriting discounts, defeasance costs, commissions, fees and expenses related to such refinancing, refunding, extension, renewal or replacement; provided, further, that in the case of any Liens to secure any refinancing, refunding, extension or renewal of Indebtedness secured by a Lien referred to in clause (6)(B) or (6)(C) of this definition, the principal amount of any Indebtedness Incurred for such refinancing, refunding, extension or renewal shall be deemed secured by a Lien under clause (6)(B) or (6)(C) of this definition and not this clause (19) of this definition for purposes of determining the principal amount of Indebtedness outstanding under clause (6)(B) or (6)(C) of this definition; provided, further, however, that any Lien securing any refinancing of any Indebtedness secured by a Lien referred to in clause (32) shall be a junior Lien subject to an Intercreditor Agreement and any Lien securing any refinancing of any Indebtedness referenced to in clause (6)(B) other than Liens securing Indebtedness pursuant to clause (2) of Section 7.02(v)(ii)(A) and the Liens on ABL Priority Collateral securing the ABL Facility and the B. Riley Credit Agreement shall be subordinated to the Liens securing the Obligations on terms acceptable to the Agents and the Required Lenders; provided, further, that Liens securing the ABL Facility and the B. Riley Credit Agreement shall be subject to the ABL Intercreditor Agreement;

(20)non-consensual Liens (not incurred in connection with borrowed money) on equipment of any of the Lead Borrower or any of its Subsidiaries not exceeding $5,000,000 in value and granted in the ordinary course of business to any client of the Lead Borrower or such Subsidiary at which such equipment is located;

(21)judgment and attachment Liens not exceeding $15,000,000 in value and not giving rise to an Event of Default;

(22)Liens arising out of consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(23)Liens that (i) are contractual rights of set-off (and related pledges) (a) relating to the establishment of depository relations with banks and other financial institutions not given in connection with the issuance of Indebtedness or (b) relating to pooled deposits, sweep accounts, reserve accounts or similar accounts of the Borrowers or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrowers or any Subsidiary, including with respect to credit card charge-backs and similar obligations, or (ii) relate to purchase orders and other agreements entered into with customers, suppliers or service providers of the Borrowers or any Subsidiary (a) in the ordinary course of business or (b) in connection with implementation of business optimization programs;

(24)other Liens of the Borrowers or any Subsidiary securing obligations the outstanding principal amount of which does not, taken together with the principal amount of all other obligations secured by Liens incurred under this clause (24) that are at that time outstanding, exceed (i) in the event such Liens incurred under this clause (24) are subordinated to the Liens securing the Obligations on terms acceptable to the Agents and the Required Lenders, $15,000,000 or (ii) otherwise, $1,000,000;

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(25)[reserved];

(26)Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code in effect in the State of New York or similar provisions in similar codes, statutes or laws in other jurisdictions on items in the course of collection, (ii) attaching to commodity trading accounts, other commodity brokerage accounts or securities incurred in the ordinary course of business, (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry, (iv) encumbering customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (v) in respect of Third Party Funds or (vi) in favor of credit card companies pursuant to agreements therewith;

(27)Liens disclosed by the Title Insurance Policies delivered on (with respect to any Mortgages delivered on the Effective Date) or subsequent to the Effective Date and any replacement, extension or renewal of any such Lien; provided, that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided, further, that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted under this Agreement;

(28)any interest or title of a lessor or sublessor under any leases or subleases entered into by the Borrowers or any Subsidiary in the ordinary course of business;

(29)Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(30)Liens on securities that are the subject of repurchase agreements constituting Cash Equivalents under clause (4) of the definition of “Cash Equivalents”;

(31)Liens securing insurance premium financing arrangements; provided, that such Liens are limited to the applicable unearned insurance premiums;

(32)Liens on the Collateral securing Junior Lien Obligations (subject to an Intercreditor Agreement) in an aggregate amount not to exceed $3,000,000; provided, that the Obligations are secured on a senior priority basis to the obligations so secured until such time as such obligations are no longer secured by a Lien;

(33)Liens on non-Collateral assets in an aggregate amount not to exceed $5,000,000;

(34)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(35)Liens solely on any cash earnest money deposits made by the Borrowers or

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any of their Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted under this Agreement;

(36)Liens to secure cash management services in the ordinary course of business; provided, that such Liens are not incurred in connection with, and do not secure, any borrowings or Indebtedness;

(37)Liens granted by (i) each Exar Originator in favor of Exar SPV and (ii) Exar SPV to the Exar Buyer, in each case, in Receivables Assets, pursuant to the Exar Facility in effect as of the date hereof and solely to the extent that such Lien is in respect of a backup security interest granted in connection with the Exar Facility;

(38)Claims Administration Liens;

(39)Liens on cash and Cash Equivalents on deposit with lenders and affiliates of lenders securing obligations owing to such Persons under any treasury, depository, overdraft or other cash management services agreements or arrangements with the Borrowers or any of their Subsidiaries; and

(40)in the case of real property that constitutes a leasehold interest, any Lien to which the fee simple interest (or any superior leasehold interest) is subject.

“Permitted Securitization Financing” means one or more transactions pursuant to which (a) Securitization Assets or interests therein are sold or transferred to or financed by one or more Special Purpose Securitization Subsidiaries, and (b) such Special Purpose Securitization Subsidiaries finance (or refinance) their acquisition of such Securitization Assets or interests therein, or the financing thereof, by selling or borrowing against Securitization Assets, and any Hedging Obligations entered into in connection with such Securitization Assets; provided, that, recourse to the Borrowers or any Subsidiary (other than the Special Purpose Securitization Subsidiaries) in connection with such transactions shall be limited to the extent customary (as determined by the Borrowers in good faith) for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale”/“absolute transfer” opinion with respect to any transfer by the Borrowers or any Subsidiary (other than a Special Purpose Securitization Subsidiary)), it being understood and agreed that such transactions may be either on-balance sheet or off-balance sheet arrangements; provided, further, that, Permitted Securitization Financings shall be limited such that, at the time of incurrence of such securitization financings, the sum of the maximum amount of indebtedness that could be outstanding at any time under the ABL Facility, the B. Riley Credit Agreement, the Exar Facility and all Permitted Securitization Financings then in effect shall not exceed 90% of the Receivables Assets as of the most recent date for which financial statements have been delivered to the Administrative Agent immediately preceding the date on which such securitization financings Incurred; provided, further, that Permitted Securitization Financings incurred and outstanding on or after the ~~Third~~Fourth Amendment Effective Date shall be limited to $10,000,000 in the aggregate.

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“Permitted Specified Liens” means Permitted Liens described in clauses (2), (3), and (17) of the definition of Permitted Liens, and, solely in the case of Section 7.01(b)(i), including clauses (2), (5) and (28) of the definition of Permitted Liens.

“Person” means an individual, corporation, limited liability company, unlimited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Platform” has the meaning specified therefor in Section 12.20.

“Post-Default Rate” means (a) with respect to a principal of a Loan, a rate of interest per annum equal to the rate of interest otherwise in effect from time to time therefor pursuant to the terms of this Agreement plus 2.00%, or (b) otherwise interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus 2.00%.

“PPSA” means the Personal Property Security Act (Ontario) (or any successor statute) and the regulations thereunder; provided that if validity, perfection and effect of perfection and non-perfection and opposability of the Collateral Agent’s Lien in any Collateral are governed by the personal property security laws of any Canadian jurisdiction other than Ontario, PPSA shall mean those personal property security laws (including the Civil Code of Quebec) of such other jurisdiction for the purposes of the provisions hereof relating to such validity, perfection, and effect of perfection and non-perfection and for the definitions related to such provisions, as from time to time in effect.

“Pre-Opening Expenses” means, with respect to any fiscal period, the amount of expenses (other than interest expense) incurred with respect to facilities which are classified as “pre-opening expenses” (or any similar or equivalent caption) on the applicable financial statements of the Borrowers and their respective Subsidiaries for such period, prepared in accordance with GAAP.

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

“Prepayment Conditions” means the “Payment Conditions” (as defined in the ABL Credit Agreement (as in effect on the date of such calculation; provided, that the prepayment condition shall be no more restrictive than the Prepayment Condition on the date hereof)); provided, further, that, (i) for purposes of the calculation of the ratio thereunder, such ratio shall be determined on a pro forma basis (including a pro forma application of the prepayment and Equity Issuance (if applicable)) and (ii) for purposes of the Excess Availability (as defined in the ABL Credit Agreement) any required period shall be with respect to the date of such prepayment.

Upon request by the Administrative Agent in connection with a voluntary or mandatory prepayment by the Borrowers under Section 2.05(b), (c)(i), or (c)(iii), the Borrowers shall provide an officer’s certificate to the Administrative Agent, certifying that the Prepayment Conditions have been met (upon which the Administrative Agent may conclusively rely without further inquiry).

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After the Discharge of ABL Obligations (in respect of the ABL Obligations existing on the Effective Date under the ABL Credit Agreement, and not any refinancing thereof), the Prepayment Conditions shall no longer apply for purposes of this Agreement (including, without limitation, with respect to any prepayment hereunder).

“Prepetition Financing Agreement” means that certain term financing agreement, dated as of July 11, 2023 (as amended, supplemented or otherwise modified on or prior to the date hereof), by and among the Borrowers, the guarantors party thereto, the lenders party thereto and Blue Torch Finance LLC, in its capacities as administrative agent and collateral agent.

“Pro Rata Share” means, with respect to:

(a)a Lender’s obligation to make the Term Loan or be deemed to make the Term Loan, and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan Commitment, by (ii) the Total Term Loan Commitment (including the 2026 Incremental Term Loan Commitment and the 2026 – June Incremental Term Loan Commitment), provided, that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan, and

(b)all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the unpaid principal amount of such Lender’s portion of the Term Loan, by (ii) the sum of the aggregate unpaid principal amount of the Term Loan.

“Public Lender” has the meaning specified therefor in Section 12.20.

“Public Reporting Entity” has the meaning specified therefor in Section 7.01(a)(ii).

“Qualified Equity Interests” means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Stock.

“Rating Agency” means (1) each of Moody’s and S&P (and their respective successors and assigns) and (2) if Moody’s or S&P ceases to rate the Exit Notes for reasons outside of the Borrower’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Borrowers or any direct or indirect parent of the Borrowers as a replacement agency for Moody’s or S&P, as the case may be.

“Real Property Deliverables” means each of the following agreements, instruments and other documents in respect of each Facility, each in form and substance reasonably satisfactory to the Collateral Agent and the Required Lenders:

(a)a Mortgage duly executed by the applicable Loan Party,

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(b)evidence of the recording of each Mortgage in such office or offices as may be necessary or, in the reasonable opinion of the Collateral Agent or the Required Lenders, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Secured Parties thereunder;

(c)a Title Insurance Policy or bring-down of the existing Title Insurance Policy with respect to each Mortgage;

(d)a current ALTA survey and a surveyor’s certificate, certified to the Collateral Agent and to the issuer of the Title Insurance Policy with respect thereto by a professional surveyor licensed in the state in which such Facility is located and reasonably satisfactory to the Collateral Agent and the Required Lenders;

(e)in the case of a leasehold interest, (i) a certified copy of the Lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, and (ii) an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) and the applicable Loan Party with respect to such leasehold interest and the Collateral Agent, in form and substance satisfactory to the Collateral Agent and the Required Lenders;

(f)a zoning report issued by a provider reasonably satisfactory to the Collateral Agent and the Required Lenders or a copy of each letter issued by the applicable Governmental Authority, evidencing each Facility’s compliance with all applicable Requirements of Law, together with a copy of all certificates of occupancy issued with respect to each Facility;

(g)an opinion of counsel, satisfactory to the Collateral Agent and the Required Lenders, in the state where such Facility is located with respect to the enforceability of the Mortgage to be recorded and such other matters as the Collateral Agent or the Required Lenders may reasonably request;

(h)a Phase I Environmental Site Assessment prepared in accordance with the United States Environmental Protection Agency Standards and Practices for “All Appropriate Inquiries” under Section 101(3)(B) of the Comprehensive Environmental Response, Compensation, and Liability Act as referenced in 40 CFR Part 312 and ASTM E-1527-13 “Standard Practice for Environmental Assessments” “Phase I ESA” (and if reasonably requested by the Collateral Agent or the Required Lenders based upon the results of such Phase I ESA, a Phase II Environmental Site Assessment), by a nationally-recognized environmental consulting firm, reasonably satisfactory to the Collateral Agent and the Required Lenders; and

(i)such other agreements, instruments, appraisals and other documents (including guarantees and opinions of counsel) as the Collateral Agent or the Required Lenders may reasonably require.

“Receivables Assets” means accounts receivable (including any bills of exchange) from time to time originated, acquired or otherwise owned by the Borrowers or any Subsidiary and all right, title and interests in and to (i) all security interests or liens securing payment of such accounts receivable, (ii) any obligations supporting such accounts receivable, including all

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guarantees, insurance and other agreements or arrangements supporting or securing payment of such accounts receivable, (iii) all books and records relating to such accounts receivables and the related obligor and (iv) all payments and collections with respect to, and other proceeds of, such accounts receivable.

“Recipient” means any Agent or any Lender, as applicable.

“Reference Rate” means, for any period, the greatest of (a) 4.00% per annum, (b) the Federal Funds Rate plus 0.50% per annum, (c) Term SOFR (which rate shall be calculated based upon an Interest Period of 1 month and shall be determined on a daily basis) plus 1.00% per annum, and (d) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent) (the “Prime Rate”). Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

“Reference Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Reference Rate.

“Reference Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Register” has the meaning specified therefor in Section 12.07(f).

“Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application.

“Registered Loans” has the meaning specified therefor in Section 12.07(f).

“Regulation T”, “Regulation U”, and “Regulation X” mean, respectively, Regulation T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

“Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and their respective direct and indirect equityholders, partners, directors, officers, employees, agents (including sub-agents and co-agents), consultants, trustees, administrators, managers, members, attorneys, attorneys-in-fact, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other

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closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in any environmental media, including the indoor or outdoor air, soil, surface or ground water, sediments or property.

“Remedial Action” means any action (a) to correct, mitigate, or address any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, or (b) to clean up, remove, remediate, mitigate, abate, contain, treat, monitor, assess, evaluate, investigate, prevent, minimize or in any other way address any environmental condition or the actual, alleged or threatened presence, Release or threatened Release of any Hazardous Materials (including the performance of pre-remedial studies and investigations and post-remedial operation and maintenance activities).

“Reportable Event” means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

“Required Lenders” means a Lender or Lenders whose Pro Rata Shares (calculated in accordance with clause (b) of the definition thereof) aggregate at least 50.1%; provided, that, to the extent set forth in Section 12.02, whenever there are one or more Defaulting Lenders, the total outstanding principal amount of the Term Loans and unused Term Commitments of each Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Supermajority Lenders” means a Lender or Lenders whose Pro Rata Shares (calculated in accordance with clause (b) of the definition thereof) aggregate at least 66.67%; provided, that, to the extent set forth in Section 12.02, whenever there are one or more Defaulting Lenders, the total outstanding principal amount of the Term Loans and unused Term Commitments of each Defaulting Lender shall be excluded for purposes of making a determination of Required Supermajority Lenders.

“Required Prepayment Date” has the meaning specified therefor in Section 2.05(g).

“Requirements of Law” means, with respect to any Person, collectively, the common law and any and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted Cash” means (i) cash and Cash Equivalents held by Subsidiaries of the Borrowers that would appear as “restricted” on a consolidated balance sheet of the Borrowers or any of their respective Subsidiaries and (ii) cash and Cash Equivalents not available to be

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distributed to the Borrowers or a Subsidiary thereof (other than a Special Purpose Securitization Subsidiary) from issuers of Permitted Securitization Financings.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Payments” has the meaning specified therefor in Section 7.02(h).

“Restructuring Plan” means the Amended Joint Plan of Reorganization of DocuData Solutions, L.C. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, attached to the Confirmation Order as Exhibit A, and all exhibits, supplements, appendices, and schedules thereto, as may be altered, amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

“S&P” means S&P Global Ratings or any successor to the rating agency business thereof.

“Sale/Leaseback Transaction” means an arrangement relating to property now owned or hereafter acquired by the Borrowers or a Subsidiary whereby the Borrowers or such Subsidiary transfers such property to a Person and the Borrowers or such Subsidiary leases it from such Person, other than leases between the Borrowers and a Subsidiary or between Subsidiaries.

“Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions that broadly prohibit dealings with that country or territory (which, as of the Effective Date, include Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identification List, any Person that is a “designated person”, “politically exposed foreign person” or “terrorist group” as described in any Canadian Economic Sanctions and Export Control Laws, and any other Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, or His Majesty’s Treasury of the United Kingdom, Germany, Canada, Australia, or other relevant sanctions authority, (b) a Person that resides in, is organized in or located in, or has a place of business in, a country or territory named on any list referred to in clause (a) of this definition or a country or territory that is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through any such jurisdiction (each of the foregoing in this clause (b), a “Sanction Target”), or a Person that owns 50% or more of the Equity Interests of, or is otherwise controlled by, or is acting on behalf of, one or more Sanction Targets, (c) any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions, or (d) any Person owned or controlled by any Person or Persons described in clause (a) or (b).

“Sanctions” means Requirements of Law concerning or relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, the government of Canada, the European Union, or His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority.

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“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

“Second Amendment” means that certain Second Amendment to Financing Agreement, dated as of the Second Amendment Effective Date, by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) as the Lead Borrower on behalf of the Borrowers, the 2026 Incremental Term Loan Lender thereto, and the Agents.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Secured Indebtedness” means any Consolidated Total Indebtedness secured by a Lien.

“Secured Parties” means, collectively, the Agents the Lenders, and each co-agent, sub-agent and attorney-in-fact appointed by any Agent from time to time pursuant to Section 10.02.

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.

“Securitization” has the meaning specified therefor in Section 12.07(l).

“Securitization Assets” means any of the following assets (or interests therein) from time to time originated, acquired or otherwise owned by the Borrowers or any Subsidiary or in which the Borrowers or any Subsidiary has any rights or interests, in each case, without regard to where such assets or interests are located: (1) Receivables Assets and (2) any Equity Interests of any Special Purpose Securitization Subsidiary or any Subsidiary of a Special Purpose Securitization Subsidiary and any rights under any limited liability company agreement, trust agreement, shareholders agreement, organizational or formation documents or other agreement entered into in furtherance of the organization of such entity.

“Security Agreement” means the Pledge and Security Agreement, dated as of the date hereof, made by each Loan Party in favor of the Collateral Agent, for the benefit of the Secured Parties securing the Obligations in accordance with the terms thereof.

“Senior Leverage Ratio” means, with respect to any Person and its Subsidiaries for any period, the ratio of (a) Indebtedness of such Person and its Subsidiaries constituting Obligations as of such date of calculation (determined on a consolidated basis in accordance with GAAP) to (b) Covenant Consolidated EBITDA of such Person and its Subsidiaries for such period.

“Senior Secured Leverage Calculation Date” has the meaning assigned in the “Senior Secured Leverage Ratio” definition.

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“Senior Secured Leverage Ratio” means, with respect to any Person, at any date, the ratio of (i) Secured Indebtedness of such Person and its Subsidiaries constituting Obligations hereunder, Notes Obligations (as defined in the Exit Notes Indenture), obligations in respect of the ABL Facility and obligations under the B. Riley Credit Agreement, in each case as of such date of calculation (determined on a consolidated basis in accordance with GAAP), less the amount of cash and Cash Equivalents in excess of any Restricted Cash that would be stated on the balance sheet of such Person and its Subsidiaries and held by such Person and its Subsidiaries as of such date of determination to (ii) Consolidated EBITDA of such Person for the four full fiscal quarters for which financial statements have been delivered to the Administrative Agent immediately preceding such date on which such additional Indebtedness is Incurred. In the event that the Borrowers or any Subsidiary Incurs, repays, repurchases or redeems any Indebtedness subsequent to the commencement of the period for which the Senior Secured Leverage Ratio is being calculated but prior to the event for which the calculation of the Senior Secured Leverage Ratio is made (the “Senior Secured Leverage Calculation Date”), then the Senior Secured Leverage Ratio shall be calculated giving pro forma effect to such Incurrence, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of Disqualified Stock or Preferred Stock as if the same had occurred at the beginning of the applicable four-quarter period.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to an operating unit of a business, and any operational changes, business realignment projects or initiatives, New Projects, restructurings or reorganizations that the Borrowers or any Subsidiary has made during the four-quarter reference period (each, for purposes of this definition, a “pro forma event”) shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations, discontinued operations and other operational changes, business realignment projects or initiatives, New Projects, restructurings or reorganizations (and the change of any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person that subsequently became a Subsidiary or was merged with or into the Borrowers or any Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger, consolidation, amalgamation, discontinued operation, operational change, business realignment project or initiative, New Project, restructuring or reorganization, in each case with respect to an operating unit of a business, that would have required adjustment pursuant to this definition, then the Senior Secured Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, discontinued operation, merger, amalgamation, consolidation, operational change, business realignment project or initiative, New Project, restructuring or reorganization had occurred at the beginning of the applicable four-quarter period.

For purposes of this definition, whenever pro forma effect is to be given to any pro forma event, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Lead Borrower. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Borrowers as set forth in an Officer’s Certificate, to reflect operating expense reductions and other operating

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improvements, synergies or cost savings that would have resulted if such operating expense reductions and other operating improvements, synergies or cost savings had occurred on the first day of the four-quarter reference period (including, to the extent applicable, the Transactions); provided, that for all purposes of determining Consolidated EBITDA hereunder adjustments for operating expense reductions and other operating improvements, synergies or cost savings shall not be more than 20% of Consolidated EBITDA for the most recently ended four fiscal quarter period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped pro forma adjustments)); provided, that the limitations set forth in the immediately preceding proviso shall not apply to any operating expense reductions, other operating improvements or synergies and adjustments resulting from the Transactions, and information and calculations supporting them in reasonable detail.

If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Senior Secured Leverage Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness if such Hedging Obligation has a remaining term in excess of 12 months). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrowers to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a Eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrowers may designate.

For purposes of making the computation referred to above, in giving effect to each New Project which commences operations and records not less than one full fiscal quarter’s operations during such period, the operating results of such New Project shall be annualized on a straight-line basis during such period, taking into account any seasonality adjustments determined by the Borrowers in good faith.

For purposes of this definition, any amount in a currency other than U.S. dollars will be converted to U.S. dollars based on the average exchange rate for such currency for the most recent twelve-month period immediately prior to the date of determination in a manner consistent with that used in calculating Consolidated EBITDA for the applicable period.

“Significant Subsidiary” means any Subsidiary that would be a “Significant Subsidiary” of the Borrowers within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC (or any successor provision).

“Similar Business” means any business, the majority of whose revenues are derived from (i) the business or activities of the Borrowers and their respective Subsidiaries as of the Effective Date, (ii) any business that is a natural outgrowth or a reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing or (iii) any business that in the

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Borrowers’ good faith business judgment constitutes a reasonable diversification of business conducted by the Borrowers and their respective Subsidiaries.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any borrowing, the SOFR Rate Loans comprising such borrowing.

“SOFR Deadline” has the meaning specified therefor in Section 2.07(a).

“SOFR Notice” means a written notice substantially in the form of Exhibit E.

“SOFR Option” has the meaning specified therefor in Section 2.07(a).

“SOFR Rate Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Reference Rate”.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, Contingent Obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital, and (f) with respect to any Canadian Person, such Person is not an “insolvent person” within the meaning of the Bankruptcy and Insolvency Act (Canada).

“Special Purpose Securitization Subsidiary” means (i) a direct or indirect Subsidiary of the Borrowers established in connection with a Permitted Securitization Financing for the acquisition of Securitization Assets or interests therein, and which is organized in a manner (as determined by the Borrowers in good faith) intended to reduce the likelihood that it would be substantively consolidated with the Borrowers or any of its Subsidiaries (other than Special Purpose Securitization Subsidiaries) in the event the Borrowers or any such Subsidiary becomes subject to a proceeding under the Bankruptcy Code (or other Debtor Relief Law) and (ii) any subsidiary of a Special Purpose Securitization Subsidiary.

“Specified Professional Fees” means the professional fees and expenses of Ropes & Gray LLP, as counsel to the Required Lenders, and Cleary Gottlieb Steen & Hamilton LLP in connection with the Transactions to the extent incurred in connection with the Transactions.

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“Spot Rate” means, on any date, as determined by the Administrative Agent, the spot selling rate posted by Reuters on its website for the sale of the applicable currency for Dollars at approximately 11:00 a.m., New York City time, on such date; provided, that if, for any reason, no such spot rate is being quoted, the spot selling rate shall be determined by reference to such publicly available services for displaying exchange rates as may be reasonably selected by the Administrative Agent, or, in the event no such service is selected, such spot selling rate shall instead be the rate reasonably determined by the Administrative Agent as the spot rate of exchange in the market where its foreign currency exchange operations in respect of the applicable currency are then being conducted, at or about 11:00 a.m., New York City time, on the applicable date for the purchase of the relevant currency for delivery two Business Days later; provided, that, the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Administrative Agent does not have a spot rate for any such currency as of the date of determination.

“Sub-Group DIP Lenders” has the meaning set forth in the Restructuring Plan.

“Subordinated Indebtedness” means (a) any Indebtedness provided for under the Exit Notes Indenture and the Exit Notes issued thereunder, (b) with respect to a Borrower, any Indebtedness of such Borrower which is subordinated in right of payment to the Obligations on terms acceptable to the Agents and the Required Lenders, (c) with respect to any Guarantor, any Indebtedness of such Guarantor which is subordinated in right of payment to its Guaranty on terms acceptable to the Agents and the Required Lenders and (d) unsecured Indebtedness.

“Subsidiary” means, with respect to any Person, (1) any corporation, unlimited liability company, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (2) any partnership, joint venture or limited liability company of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. Unless otherwise indicated in this Agreement or the context requires otherwise, all references to Subsidiaries shall mean Subsidiaries of the Borrowers.

“Super Senior Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Loan Parties, the Administrative Agent, the Trustee, the Collateral Agent and the Exit Notes Collateral Agent.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

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“Tax Distributions” means any distributions described in Section 7.02(h)(ii)(L).

“Tax Funding Agreement” means that certain Tax Funding Agreement, dated as of the date hereof, by and among the Exela Technologies BPA, LLC and each of its debtor affiliates, Exela Technologies BPA, LLC, in its capacity as agent, Parent, ETI, GP 3XCV LLC and XCV-STS, LLC.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” means, collectively, (x) the loans made by the Term Loan Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(i) and Section 2.01(a)(ii) (each, an “Effective Date Term Loan”), and (y) any Incremental Term Loan made pursuant to Section 2.14 hereof (including the 2026 Incremental Term Loan and the 2026 – June Incremental Term Loan).

“Term Loan Commitment” means, with respect to each Lender, (x) such Lender’s Initial Cashless Term Commitment and/or Initial Funded Term Commitment, as the case may be, or (y) the commitment of such Lender to make an Incremental Term Loan to the Borrowers in connection with any Incremental Facility Amendment, or, in each case, in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Term Loan Lender” means a Lender with a Term Loan Commitment or a Term Loan (including the 2026 Incremental Term Loan Lenders and the 2026 – June Incremental Term Loan Lenders).

“Term Loan Obligations” means any Obligations with respect to the Term Loan (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

“Term Priority Collateral” has the meaning set forth in the ABL Intercreditor Agreement.

“Term SOFR” means:

(a)for any calculation with respect to a SOFR Rate Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding

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U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and

(b)for any calculation with respect to a Reference Rate Loan on any day, the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Reference Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Reference Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Reference Rate Term SOFR Determination Day;

provided, further, that if Term SOFR as so determined shall ever be less than 4.00%, then Term SOFR shall be deemed to be 4.00%.

“Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its sole discretion).

“Term SOFR Borrowing” means, as to any borrowing, the Loans bearing interest at a rate based on Term SOFR comprising such borrowing.

“Term SOFR Reference Rate” means the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.

“Third Amendment” means that certain Third Amendment to Financing Agreement, dated as of the Third Amendment Effective Date, by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) as the Lead Borrower on behalf of the Borrowers, the Required Lenders party thereto and the Agents.

“Third Amendment Effective Date” has the meaning set forth in the Third Amendment.

“Third Party Funds” means any accounts or funds, or any portion thereof, received by the Borrowers or any of its Subsidiaries as agent on behalf of third parties in accordance with a written agreement that imposes a duty upon the Borrowers or one or more of its Subsidiaries to collect and remit those funds to such third parties.

“Title Insurance Policy” means a mortgagee’s loan policy, in form and substance satisfactory to the Collateral Agent and the Required Lenders, together with all endorsements made from time to time thereto, issued to the Collateral Agent by or on behalf of a title insurance company selected by or otherwise satisfactory to the Required Lenders, insuring the Lien created

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by a Mortgage in an amount and on terms and with such endorsements satisfactory to the Collateral Agent and the Required Lenders, delivered to the Collateral Agent.

“Total Assets” means the total consolidated assets of the Borrowers and their respective Subsidiaries, as shown on the most recent balance sheet of the Borrowers calculated on a pro forma basis after giving effect to any subsequent acquisition or disposition of a Person or business.

“Total Commitment” means the sum of the Total Term Loan Commitment.

“Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Initial Term Loan Commitments ~~and~~, the amounts of the 2026 Incremental Term Loan Lenders’ 2026 Incremental Term Loan Commitments and the amounts of the 2026 – June Incremental Term Loan Lenders’ 2026 – June Incremental Term Loan Commitments.

“Transactions” means the transactions under or pursuant to or contemplated by the Restructuring Plan, including the Restructuring Transactions (as defined in the Restructuring Plan).

“Transfer” has the meaning specified in Section 7.02(c).

“Trustee” means U.S. Bank Trust Company, National Association, as trustee under the Exit Notes Indenture.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Uniform Commercial Code” or “UCC” has the meaning specified therefor in Section 1.04.

“U.S. Government Obligations” means securities that are:

(1)direct obligations of the United States of America denominated in U.S. dollars for the timely payment of which its full faith and credit is pledged, or

(2)obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in each case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

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“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced.

“Voting Stock” of any Person as of any date means the Equity Interests of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Waivable Mandatory Prepayment” has the meaning specified therefor in Section 2.05(g).

“WARN” has the meaning specified therefor in Section 6.01(p).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness or Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing (1) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment, by (2) the sum of all such payments.

“Wholly Owned Subsidiary” of any Person means a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares required pursuant to applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

“Withholding Agent” means any Loan Party and the Administrative Agent.

Section 1.02Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any reference

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herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

Section 1.03Certain Matters of Construction.

(a)References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations). A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by the Required Lenders. Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Secured Parties. Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer’s duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

(b)Any reference herein to a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, shall be deemed to apply to a division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of or by a Person, or an allocation of assets to any Person or series of Persons,

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as if it were a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, as applicable, to, of or with a separate Person. Any division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of a Person shall constitute a separate Person hereunder (and each division of any, and such separate Person shall be deemed to have been organized on the first date of its existence by the holders of its stock at such time.

Section 1.04Accounting and Other Terms.

(a)Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. For purposes of determining compliance with any incurrence or expenditure tests set forth in Section 7.01, Section 7.02 and Section 7.03, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time). Notwithstanding the foregoing, (i) with respect to the accounting for leases as either operating leases or capital leases and the impact of such accounting in accordance with FASB ASC 842 on the definitions and covenants herein, GAAP as in effect on December 31, 2018 shall be applied, (ii) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Lead Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded and (iii) with respect to revenue recognition and the impact of such accounting in accordance with FASB ASC 606 on the definitions and covenants herein, GAAP as in effect on December 31, 2017 shall be applied.

(b)All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code” or the “UCC”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided, that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date

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hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

Section 1.05Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight-saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day.

Section 1.06Obligation to Make Payments in Dollars. All payments to be made by any Loan Party of principal, interest, fees and other Obligations under any Loan Document shall be made in Dollars in same day funds, and no obligation of any Loan Party to make any such payment shall be discharged or satisfied by any payment other than payments made in Dollars in same day funds.

Section 1.07Rates.

The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Reference Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement) or any relevant adjustments thereto (including any Benchmark Replacement Adjustment), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto (including any Benchmark Replacement Adjustment) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Reference Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Reference Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto (including any Benchmark Replacement Adjustment), in each case in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its sole discretion to ascertain the Reference Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other Person for damages of any kind including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Under no circumstances will the Administrative Agent be responsible for selecting or determining any Benchmark Replacement if Term SOFR or any other Benchmark will no longer be available past the Benchmark Replacement Date. No such replacement (including any

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Benchmark Replacement Conforming Changes) shall affect the Administrative Agent’s own rights, privileges, protections, indemnities, duties or immunities under the Loan Documents or otherwise.

Section 1.08Exchange Rates.

Principal, interest, reimbursement obligations, fees, and all other amounts payable under this Agreement and the other Loan Documents to the Agents and the other Secured Parties shall be payable in Dollars. Unless stated otherwise, all calculations, comparisons, measurements or determinations under this Agreement shall be made in Dollars. For the purpose of such calculations, comparisons, measurements or determinations, amounts or proceeds denominated in other currencies shall be converted to the Equivalent Amount of Dollars on the date of calculation, comparison, measurement or determination. Unless expressly provided otherwise, where a reference is made to a Dollar amount, the amount is to be considered as the amount in Dollars and, therefore, each other currency shall be converted into the Equivalent Amount thereof in Dollars.

Section 1.09Quebec Interpretation.

For purposes of the interpretation or construction of this Agreement pursuant to the laws of the Province of Quebec, for purposes of any Collateral located in the Province of Quebec or charged by any deed of hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of any other Loan Document may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec”, a "reservation of ownership", “prior claim” and a “resolutory clause,” (f) all references to filing, registering or recording under the PPSA or the UCC shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to an “opposable” or “set up” Liens as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall be deemed to include a “mandatary,” (k) “construction liens” shall be deemed to include “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (l) “joint and several” shall be deemed to include “solidary” and “jointly and severally” shall be deemed to include “solidarily” (m) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall be deemed to include “ownership on behalf of another as mandatary”, (o) “legal title” shall be deemed to include “holding title on behalf of an owner as mandatary or prête-nom”, (p) “easement” shall be deemed to include “servitude”, (q) “priority” shall be deemed to include “prior claim” or "rank", as applicable, (r) “survey” shall be deemed to include “certificate of location and plan”, (s) “fee simple title” and "fee title" shall be deemed to include “right of ownership”, (t) “foreclosure” shall be deemed to include “the exercise of a hypothecary right”, (u) “leasehold interest” shall be deemed to include “valid rights resulting from a lease”, (v)

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“lease” for personal or movable property shall be deemed to include a “contract of leasing (crédit-bail)”, (x) “deposit account” shall include a “financial account” as defined in Article 2713.6 of the Civil Code of Québec, and (y) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively. The parties hereto confirm that it is their wish that this Agreement and any other Loan Document be drawn up in the English language only and that all other documents contemplated hereunder or relating hereto, including notices, shall also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de credit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisages par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement.

ARTICLE II

THE LOANS

Section 2.01Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth:

(i)to give effect to the satisfaction of DIP Claims in the aggregate amount of $10,000,000, and subject to the Cancellation Condition, held by the Sub-Group DIP Lenders in accordance with the Restructuring Plan, each Lender with an Initial Cashless Term Commitment as of the Effective Date shall (i) be automatically deemed to have made an Effective Date Term Loan in Dollars to the Borrowers on the Effective Date in an amount equal to the amount of the Initial Cashless Term Commitment of such Lender and (ii) be bound by the provisions of this Agreement as a Lender hereunder and shall have the obligations of a Lender hereunder by its acceptance of the benefits of this Agreement and the other Loan Documents, and be deemed to have executed and delivered this Agreement, regardless of whether such Lender has executed and delivered a signature page hereto; and

(ii)each Term Loan Lender with an Initial Funded Term Commitment severally agrees to make the Effective Date Term Loan to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Initial Funded Term Commitment.

(iii)the 2026 Incremental Term Loan Lender with the 2026 Incremental Term Loan Commitment severally agrees to make the 2026 Incremental Term Loan to the Lead Borrower on the Second Amendment Effective Date, in an aggregate principal amount not to exceed the amount of the 2026 Incremental Term Loan Commitment.

(iv)the 2026 – June Incremental Term Loan Lenders with the 2026 – June Incremental Term Loan Commitment severally agree to make the 2026 - June Incremental Term Loan to the Lead Borrower on the Fifth Amendment Effective Date, in an aggregate principal amount not to exceed the amount of the 2026 - June Incremental Term Loan Commitment.

(b)Notwithstanding the foregoing, the aggregate principal amount of the Effective Date Term Loan made on the Effective Date shall not exceed the Initial Term Loan

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Commitment. After giving effect to the deemed funding of Loans pursuant to Section 2.01(a)(i) and the funding of Loans pursuant to Section 2.01(a)(ii) the aggregate outstanding principal amount of Loans shall be $46,000,000. Any principal amount of the Term Loan which is repaid or prepaid may not be reborrowed. For the avoidance of doubt, the Term Loan Commitments of each Lender shall be automatically and permanently reduced to $0 upon the making (or deemed making) of such Lender’s Loans pursuant to Section 2.01(a)(i) and Section 2.01(a)(ii) on the Effective Date. After giving effect to the funding of the 2026 Incremental Term Loan pursuant to Section 2.01(a)(iii) the aggregate outstanding principal amount of 2026 Incremental Term Loan shall be $4,000,000. Any principal amount of the 2026 Incremental Term Loan which is repaid or prepaid may not be reborrowed. After giving effect to the funding of the 2026 – June Incremental Term Loan pursuant to Section 2.01(a)(iv) the aggregate outstanding principal amount of 2026 – June Incremental Term Loan shall be $6,000,000. Any principal amount of the 2026 – June Incremental Term Loan which is repaid or prepaid may not be reborrowed.

(c)On the Effective Date, DIP Claims held by the Sub-Group DIP Lenders in an aggregate amount equal to $10,000,000 will automatically be deemed satisfied, compromised, settled, released and discharged in full pursuant to and in accordance with the Restructuring Plan (the “Cancellation Condition”).

Section 2.02Making the Loans. (a) The Administrative Borrower shall give the Administrative Agent prior written notice, in substantially the form of Exhibit D hereto (a “Notice of Borrowing”), appropriately completed and executed by an Authorized Officer of the Administrative Borrower, not later than 12:00 noon (New York City time) on the date which is 1 Business Day prior to the date of the proposed Loan (or such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of the proposed Loan, (ii) Borrower’s wiring instructions, (iii) whether the Loan is requested to be a Reference Rate Loan or a SOFR Rate Loan and, in the case of a SOFR Rate Loan, the initial Interest Period with respect thereto, (iv) the use of the proceeds of such proposed Loan, (v) the proposed borrowing date, which must be a Business Day, and, with respect to the Effective Date Term Loan, must be the Effective Date, and (vi) the Administrative Borrower’s wiring instructions. The Administrative Agent and the Lenders may act without liability upon the basis of written notice believed by the Administrative Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Administrative Agent). Each Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Loan on behalf of the Borrowers until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall

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have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

(b)Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Term Loan Lender with an Initial Funded Term Commitment shall make each Loan to be made by it hereunder on the Effective Date by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate from time to time not later than 11:00 a.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to the account specified by the Administrative Borrower in the applicable Notice of Borrowing or, if a borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Term Loan Lenders within 2 Business Days.

(c)(i) All Loans under this Agreement shall be made (or deemed made) by (x) the Lenders simultaneously and proportionately to their Pro Rata Shares of the Initial Term Loan Commitment ~~and~~, (y) the 2026 Incremental Term Loan Lenders simultaneously and proportionately to their Pro Rata Shares of their 2026 Incremental Term Loan Commitment and (z) the 2026 – June Incremental Term Loan Lenders simultaneously and proportionately to their Pro Rata Shares of their 2026 – June Incremental Term Loan Commitment, as the case may be, it being understood that no Lender (including the 2026 Incremental Term Loan Lenders and 2026 – June Incremental Term Loan Lenders) shall be responsible for any default by any other Lender in that other Lender’s obligations to make (or be deemed to make) a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make (or be deemed to make) the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

Section 2.03Repayment of Loans; Evidence of Debt.

(a)[Reserved].

(b)Neither the Effective Date Term Loan nor any Incremental Term Loans shall amortize. The outstanding unpaid principal amount of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable on the earliest of (i) the Final Maturity Date and (ii) the date on which the Term Loan is declared due and payable pursuant to the terms of this Agreement.

(c)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d)The Administrative Agent shall maintain a Register in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and

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(iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e)The entries made in the Register and accounts maintained pursuant to Section 2.03(c) or Section 2.03(d) shall be prima facie evidence of the existence and amounts of the Obligations recorded therein; provided, that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or such Register or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(c) and the Register maintained pursuant to Section 2.03(d), the Register maintained pursuant to Section 2.03(d) shall govern and control.

(f)Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by such Lender and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.04Interest.

(a)[Reserved].

(b)Term Loan. Subject to the terms of this Agreement, at the option of the Administrative Borrower, the Term Loan or any portion thereof shall be either a Reference Rate Loan or a SOFR Rate Loan. Each portion of the Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Reference Rate Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin, and each portion of the Term Loan that is a SOFR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the SOFR Rate Loan until repaid, at a rate per annum equal to Term SOFR for the Interest Period in effect for the SOFR Rate Loan (or such portion thereof) plus the Applicable Margin.

(c)Default Interest. To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

(d)Interest Payment. Interest on each Loan shall be payable in cash (i) in the case of a Reference Rate Loan, monthly, in arrears, on the first Business Day of each month, commencing on the first Business Day of the month following the month in which such Loan is

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made, (ii) in the case of a SOFR Rate Loan, on the last day of each Interest Period applicable to such Loan, and (iii) in the case of each Loan, at maturity (whether upon the Final Maturity Date, upon demand, by acceleration or otherwise. Interest at the Post-Default Rate shall be payable on demand.

(e)General. All computations of interest and fees for Reference Rate Loans, when based on the Prime Rate, shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days, including the first day but excluding the last day, elapsed. All other computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

(f)Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrowers and the Lenders prior to the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

(g)Canadian Interest Act Disclosure. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid under any Loan Document is to be calculated on the basis of a 360-day or 365-day year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or 365, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

Section 2.05Reduction of Commitment; Prepayment of Loans.

(a)Reduction of Commitments.

(i)[Reserved].

(ii)Term Loan. The Initial Term Loan Commitment shall terminate at 5:30 p.m. (New York City time) on the Effective Date.

(iii)2026 Incremental Term Loan. The 2026 Incremental Term Loan Commitment shall terminate at 5:30 p.m. (New York City time) on the Second Amendment Effective Date.

(iv)2026 - June Incremental Term Loan. The 2026 – June Incremental Term Loan Commitment shall terminate at 5:30 p.m. (New York City time) on the Fifth Amendment Effective Date.

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(b)Optional Prepayment.

(i)[Reserved].

(ii)Term Loan. The Borrowers may, at any time and from time to time so long as the Prepayment Conditions are satisfied, upon at least 5 Business Days’ prior written notice by 11:00 a.m. to the Administrative Agent, prepay the principal of the Term Loan, in whole or in part, which written notice shall specify the date (which shall be a Business Day) and amount of such prepayment. Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by the payment of (A) accrued interest to the date of such payment on the amount prepaid and (B) the Applicable Premium, if any, payable in connection with such prepayment of the Term Loan.

(iii)Termination of Agreement. The Borrowers may, upon at least 30 days prior written notice to the Administrative Agent, terminate this Agreement by paying to the Administrative Agent, in cash, the Obligations in full, including the Applicable Premium.

(c)Mandatory Prepayment.

(i)Subject to the Intercreditor Agreements and satisfaction of the Prepayment Conditions, within ten (10) Business Days after financial statements have been delivered pursuant to Section 7.01(a)(i)(A) (the “ECF Due Date”), but in any event not later than 120 calendar days plus ten (10) Business Days after the end of each Fiscal Year of the Lead Borrower beginning with the Fiscal Year ended December 31, 2026 (the “ECF Trigger Date”), the Borrowers shall prepay an aggregate principal amount of Loans in an amount equal to 25% of Excess Cash Flow for the Fiscal Year covered by such financial statements; provided that such amount shall, at the option of the Lead Borrower, be reduced on a dollar-for dollar basis by the aggregate amount of voluntary principal prepayments (other than prepayments financed with any long-term Indebtedness or any Equity Issuance of the Loans pursuant to Section 2.05(b)), to the extent permitted to be made hereunder and made during such Fiscal Year or, at the option of the Borrower, made during the period following the end of such Fiscal Year and prior to the ECF Due Date (without duplication in the next Fiscal Year). The Borrower shall promptly (and in any event, no later than five (5) Business Days after the ECF Trigger Date) determine whether the Prepayment Conditions will be satisfied on such prepayment date and if the Borrowers determine that, as of the prepayment date, the Prepayment Conditions will not be satisfied, the Borrowers shall deliver a certificate of an Authorized Officer of the Borrowers to the Administrative Agent attaching supporting calculations in respect of the Prepayment Conditions and determining the aggregate principal amount of Loans the Borrowers can prepay in satisfaction of the Prepayment Conditions on a pro forma basis, and such amount shall be prepaid on the date specified above.

(ii)Subject to the Intercreditor Agreements, immediately upon any Disposition (excluding Dispositions which qualify as Permitted Dispositions) by any Loan Party or its Subsidiaries, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Dispositions to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Dispositions

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$500,000 any Fiscal Year. Nothing contained in this Section 2.05(c)(ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii).

(iii)Subject to the Intercreditor Agreements and solely, with respect to an Equity Issuance, satisfaction of the Prepayment Conditions, upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), or upon an Equity Issuance (other than any Excluded Equity Issuances), the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the Equity and Debt Prepayment Percentage of the Net Cash Proceeds received by such Person in connection therewith. The Borrower shall promptly (and in any event, no later than five (5) Business Days prior to the Equity Issuance) determine whether the Prepayment Conditions will be satisfied on the date of the Equity Issuance and if the Borrowers determine that, as of the date of the Equity Issuance, the Prepayment Conditions will not be satisfied, the Borrowers shall deliver a certificate of an Authorized Officer of the Borrowers to the Administrative Agent attaching supporting calculations in respect of the Prepayment Conditions and determining the aggregate principal amount of Loans the Borrowers can prepay in satisfaction of the Prepayment Conditions on a pro forma basis, and such amount shall be prepaid upon the issuance of such Equity Interests. The provisions of this Section 2.05(c)(iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

(iv)Subject to the Intercreditor Agreements, upon the receipt by any Loan Party or any of its Subsidiaries of (i) any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith and (ii) any ETI Litigation Extraordinary Receipts, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 50% of the Net Cash Proceeds received by such Person in connection therewith.

(v)Subject to the Intercreditor Agreements, immediately upon receipt by the Borrowers of the proceeds of any Permitted Cure Equity pursuant to Section 9.02, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of such proceeds.

~~(vi) Subject to the Intercreditor Agreements, notwithstanding the foregoing, with respect to Net Cash Proceeds received by any Loan Party or any of its Subsidiaries in connection with a Disposition or the receipt of Extraordinary Receipts consisting of insurance proceeds or condemnation awards that are required to be used to prepay the Obligations pursuant to Section 2.05(c)(ii) or Section 2.05(c)(iv), as the case may be, up to (x) with respect to Net Cash Proceeds from all such Dispositions, $5,000,000 in the aggregate in any Fiscal Year and (y) with respect to Net Cash Proceeds from all such Extraordinary Receipts, $20,000,000 in the aggregate in any Fiscal Year shall, in each case, not be required to be so used to prepay the Obligations to the extent that such Net Cash Proceeds are used to replace, repair or restore properties or assets (other than current assets) used in such Person’s business, provided, that, (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (B) the Administrative Borrower delivers a certificate to the~~

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~~Administrative Agent within 5 days after such Disposition or loss, destruction or taking, as the case may be, stating that such Net Cash Proceeds shall be used to replace, repair or restore properties or assets used in such Person’s business within a period specified in such certificate not to exceed 180 days after the date of receipt of such Net Cash Proceeds (which certificate shall set forth estimates of the Net Cash Proceeds to be so expended and state that no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds), (C) such Net Cash Proceeds are deposited in an account subject to a Control Agreement, and (D) upon the earlier of (1) the expiration of the period specified in the relevant certificate furnished to the Administrative Agent pursuant to clause (B) above or (2) the occurrence of a Default or an Event of Default, such Net Cash Proceeds, if not theretofore so used, shall be used to prepay the Obligations in accordance with Section 2.05(c)(ii) or Section 2.05(c)(iv) as applicable.~~

(d)Application of Payments. Subject to the Intercreditor Agreements, each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv) and (c)(v) above shall be applied ratably to the outstanding principal balance of the Term Loan, until paid in full. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected or has been directed by the Required Lenders to so elect, to apply payments in respect of any Obligations in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b).

(e)Interest and Fees. Any prepayment made pursuant to this Section 2.05 shall be accompanied by (i) accrued interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.08, (iii) the Applicable Premium, if any, payable in connection with such prepayment of the Loans to the extent required under Section 2.06(b) and (iv) if such prepayment would reduce the amount of the outstanding Loans to zero, such prepayment shall be accompanied by the payment of all other outstanding Obligations.

(f)Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

(g)Waivable Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, in the event that the Borrowers are required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Loans pursuant to Section 2.05(c), not less than 3 Business Days by 11:00 a.m. prior to the date on which the Borrowers are required to make such Waivable Mandatory Prepayment (the “Required Prepayment Date”), the Administrative Borrower shall notify the Administrative Agent in writing of the date on which the Borrowers to make such mandatory prepayment, the amount of such mandatory prepayment, and the basis for such mandatory prepayment and include a reasonably detailed calculation of the amount of such mandatory prepayment. The Administrative Agent will promptly thereafter notify each Lender of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to the Administrative Borrower and the Administrative Agent of its election to do so on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date (it being understood that any Lender that does not notify

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the Administrative Borrower and the Administrative Agent of its election to exercise such option on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, the Borrowers shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Loans of such Lenders (which prepayment shall be applied to prepay the outstanding principal amount of the Obligations in accordance with Section 2.05(d)) and (ii) to the extent of any excess, to the Borrowers for working capital and general corporate purposes.

Section 2.06Fees.

(a)Fee Letter. As and when due and payable under the terms of the Fee Letter, the Borrowers shall pay to the Agents the fees set forth in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(b)Applicable Premium.

(i)Upon the occurrence of an Applicable Premium Trigger Event, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, the Applicable Premium.

(ii)Any Applicable Premium payable in accordance with this Section 2.06(b) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Applicable Premium Trigger Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION.

(iii)The Loan Parties expressly agree that: (A) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) their agreement to pay the Applicable Premium is a material inducement to Lenders to provide the Commitments and make the Loans, and (F) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agents and the Lenders or profits lost by the Agents and the Lenders as a result of such Applicable Premium Trigger Event.

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(iv)Nothing contained in this Section 2.06(b) shall permit any prepayment of the Loans or reduction of the Commitments not otherwise permitted by the terms of this Agreement or any other Loan Document.

(c)Audit and Collateral Monitoring Fees. The Borrowers acknowledge that pursuant to Section 7.01(f), representatives and advisors of the Agents may visit any or all of the Loan Parties and/or conduct inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations of any or all of the Loan Parties at any time and from time to time. The Borrowers agree to pay (i) $1,500 per day per examiner plus the examiner’s out-of-pocket costs and reasonable expenses incurred in connection with all such visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations and (ii) the cost of all visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations conducted by a third party on behalf of the Agents.

Section 2.07SOFR Option.

(a)The Borrowers (or the Administrative Borrower on behalf of the Borrowers) may, at any time and from time to time, so long as no Default or Event of Default has occurred and is continuing, elect to have interest on all or a portion of the Loans be charged at a rate of interest based upon Term SOFR (the “SOFR Option”) by notifying the Administrative Agent in writing prior to 11:00 a.m. (New York City time) at least 3 U.S. Government Securities Business Days prior to (or such shorter period as may be agreed by the Administrative Agent) (i) the proposed borrowing date of a Loan (as provided in Section 2.02), (ii) in the case of the conversion of a Reference Rate Loan to a SOFR Rate Loan, the commencement of the proposed Interest Period or (iii) in the case of the continuation of a SOFR Rate Loan as a SOFR Rate Loan, the last day of the then current Interest Period (the “SOFR Deadline”). Notice of the Borrowers’ election of the SOFR Option for a permitted portion of the Loans and an Interest Period pursuant to this Section 2.07(a) shall be made by delivery to the Administrative Agent of (A) a Notice of Borrowing (in the case of the initial making or deemed making of a Loan) in accordance with Section 2.02 or (B) a SOFR Notice prior to the SOFR Deadline (or such shorter period as may be agreed by the Administrative Agent). Promptly upon its receipt of each such SOFR Notice, the Administrative Agent shall provide a copy thereof to each of the Lenders. Each SOFR Notice shall be irrevocable and binding on the Borrowers.

(b)Interest on SOFR Rate Loans shall be payable in accordance with Section 2.04(d). On the last day of each applicable Interest Period, unless the Borrowers properly have exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Rate Loans automatically shall convert to the rate of interest then applicable to Reference Rate Loans of the same type hereunder. At any time that a Default or an Event of Default has occurred and is continuing, the Borrowers no longer shall have the option to request that any portion of the Loans bear interest at Term SOFR and the Required Lenders shall have the right upon written notice to the Administrative Agent and the Administrative Borrower, to convert the interest rate on all outstanding SOFR Rate Loans to the rate of interest then applicable to Reference Rate Loans of the same type hereunder prior to the last day of the then current Interest Period.

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(c)Notwithstanding anything to the contrary contained in this Agreement, the Borrowers (i) shall have not more than five (5) SOFR Rate Loans in effect at any given time, and (ii) only may exercise the SOFR Option for SOFR Rate Loans of at least $500,000 and integral multiples of $100,000 in excess thereof.

(d)The Borrowers may prepay SOFR Rate Loans at any time; provided, however, that in the event that SOFR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.05(c) or any application of payments or proceeds of Collateral in accordance with Section 4.03 or Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrowers shall indemnify, defend, and hold the Secured Parties and their participants harmless against any and all Funding Losses in accordance with Section 2.08.

Section 2.08Funding Losses. In connection with each SOFR Rate Loan, the Borrowers shall indemnify, defend, and hold the Secured Parties harmless against any loss, cost, or expense incurred by any Secured Party as a result of (a) the payment of any principal of any SOFR Rate Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section 2.05(c)), (b) the conversion of any SOFR Rate Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default) or (c) the failure to borrow, convert, continue or prepay any SOFR Rate Loan on the date specified in any Notice of Borrowing, SOFR Notice or prepayment notice delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”). Funding Losses shall, with respect to any Secured Party, be deemed to equal the amount reasonably determined by such Secured Party to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such SOFR Rate Loan had such event not occurred, at the Term SOFR that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Secured Party would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the applicable interbank market. A certificate of a Secured Party setting forth any amount or amounts that such Secured Party is entitled to receive pursuant to this Section 2.08 shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Secured Party the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.09Taxes.

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(a)Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any and all Taxes, except as required by applicable Requirements of Law. If any applicable Requirements of Law (as determined in the good faith discretion of any Withholding Agent) requires the deduction or withholding of any Taxes from or in respect of any such payment, (i) the applicable Withholding Agent shall make such deduction or withholding, (ii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount (an “Additional Amount”) necessary such that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2.09) the applicable Recipient receives the amount equal to the sum it would have received had no such deduction or withholding been made.

(b)In addition, each Loan Party shall pay to the relevant Governmental Authority in accordance with applicable Requirements of Law any Other Taxes, or at the option of any Secured Party timely reimburse it for the payment of any Other Taxes by such Secured Party. Each Loan Party shall deliver to each applicable Secured Party, upon such Secured Party’s request, official receipts (or other evidence of payment reasonably satisfactory to such Secured Party) in respect of any such Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes by such Loan Party.

(c)The Loan Parties hereby jointly and severally indemnify and agree to hold each Secured Party harmless from and against Indemnified Taxes (including, without limitation, Indemnified Taxes imposed on any amounts payable under this Section 2.09) paid or payable by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefor specifying in reasonable detail the nature and amount of such Indemnified Taxes. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Secured Party (with a copy to the Administrative Agent) or by any Agent on its own behalf or on behalf of another Secured Party shall be conclusive absent manifest error.

(d)(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.09(d)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the

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Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing,

(A)any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)any Lender that is not a U.S. Person (a “Foreign Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)executed copies of IRS Form W-8ECI or W-8EXP;

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 2.09(d)-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, , IRS Form W-8EXP, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(d)-2 or Exhibit 2.09(d)-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax

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Compliance Certificate substantially in the form of Exhibit 2.09(d)-4 on behalf of each such direct and indirect partner;

(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Agent in writing of its legal inability to do so.

(e)Each Lender shall severally indemnify each Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified such Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.07(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by such Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by such Agent shall be conclusive absent manifest error. Each Lender hereby authorizes each Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by such Agent to the Lender from any other source against any amount due to such Agent under this paragraph (e).

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(f)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.09 (including by the payment of Additional Amounts pursuant to this Section 2.09), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.09 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)The Administrative Agent, and any sub-agent and any successor or supplemental Administrative Agent, shall deliver to the Borrowers on or prior to the date on which such Person becomes the Administrative Agent, sub-agent or successor or supplemental Administrative Agent hereunder (and from time to time thereafter upon the reasonable request of a Borrower) an executed copy of its IRS Form W-9. The Administrative Agent and any sub-agent and successor or supplemental Administrative Agent agree that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers in writing of its legal inability to do so.

(h)The agreements in this Section 2.09 shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

Section 2.10Increased Costs and Reduced Return. (a) If any Secured Party shall have determined that any Change in Law shall (i) subject such Secured Party, or any Person controlling such Secured Party to any Tax, duty or other charge with respect to this Agreement or any Loan made by such Agent or such Lender, or change the basis of taxation of payments to such Secured Party or any Person controlling such Secured Party of any amounts payable hereunder (except for taxes on the overall net income of such Secured Party or any Person controlling such Secured Party), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the

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account of, or credit extended by, such Secured Party or any Person controlling such Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition regarding this Agreement or any Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Loan, or agreeing to make any Loan, or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount.

(b)If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, or any agreement to make Loans, or such Secured Party’s or such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party’s or such other controlling Person’s capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Secured Party’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration, such Secured Party’s or such other controlling Person’s policies with respect to capital adequacy), then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of maintaining such increased capital or such reduction in the rate of return on such Secured Party’s or such other controlling Person’s capital.

(c)All amounts payable under this Section 2.10 shall bear interest from the date that is 10 days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate. A certificate of such Secured Party claiming compensation under this Section 2.10 (with a copy to the Administrative Agent), specifying the event herein above described and the nature of such event shall be submitted by such Secured Party to the Administrative Borrower (with a copy to the Administrative Agent), setting forth the additional amount due and an explanation of the calculation thereof, and such Secured Party’s reasons for invoking the provisions of this Section 2.10, and shall be final and conclusive absent manifest error.

(d)Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the

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nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)The obligations of the Loan Parties under this Section 2.10 shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

Section 2.11Inability to Determine Rates.

(a)Subject to Section 2.13, if Administrative Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the Term SOFR for any requested Interest Period with respect to a proposed SOFR Rate Loan or that the Term SOFR applicable pursuant to Section 2.04 for any requested Interest Period with respect to a proposed SOFR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Administrative Agent will forthwith give notice of such determination to the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain SOFR Rate Loans hereunder shall be suspended (to the extent of the affected SOFR Rate Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods), and in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Reference Rate, the utilization of the Term SOFR component in determining the Reference Rate shall be suspended, until Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any pending Notice of Borrowing or notice of conversion or continuation of SOFR Rate Loans (to the extent of the affected SOFR Rate Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) then submitted by it. If the Borrowers does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers in the amount specified in the applicable notice submitted by the Borrowers but such Loans shall be made, converted or continued as Reference Rate Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period.

(b)The obligations of the Loan Parties under this Section 2.11 shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

Section 2.12Illegality. If any Lender determines that any law has made it unlawful or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then, upon notice thereof by such Lender to the Administrative Borrower (with a copy to the Administrative Agent), (a) any obligation of the Lenders to make SOFR Rate Loans, and any right of the Administrative Borrower to continue SOFR

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Rate Loans or to convert Reference Rate Loans to SOFR Rate Loans, shall be suspended, and (b) the interest rate on which Reference Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Reference Rate”, in each case until such Lender notifies the Administrative Agent and the Administrative Borrower in writing that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Administrative Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Rate Loans to Reference Rate Loans (the interest rate on which Reference Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Reference Rate”), either on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Rate Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Rate Loans to such day, and (ii) if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Reference Rate without reference to clause (c) of the definition of “Reference Rate,” in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate or Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 2.08.

Section 2.13Benchmark Replacement Setting.

(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Administrative Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.13(a) will occur prior to the applicable Benchmark Replacement Date.

(b)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrowers and the Lenders prior to the effectiveness of any Conforming Changes.

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(c)Notices; Standards for Decisions and Determinations.  The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes.  The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.13(d).  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13.

(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Administrative Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Administrative Borrower will be deemed to have converted any such request into a request for a SOFR Borrowing of or conversion to Reference Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Reference Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Reference Rate.

(f)[Reserved].

(g)Reserves on SOFR Rate Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including SOFR funds or

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deposits, additional costs on the unpaid principal amount of each SOFR Rate Loan equal to actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such Loan provided the Borrowers shall have received at least 15 days’ prior written notice (with a copy to Administrative Agent) of such additional interest from the Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. Notwithstanding anything to the contrary contained in this Section 2.13(g), Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.13(g) for any additional interest incurred, or relating to Loans made, more than nine (9) months prior to the date that such Lender notifies the Borrowers of the requirement to pay such additional interest (except that, if the requirements under the regulations of the Federal Reserve Board giving rise to such additional interest is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 2.14Incremental Facility.

(a)Requests. At any time, the Borrowers may, by written notice to the Administrative Agent (each, an “Incremental Facility Request”), request an increase in the Term Loan Commitments and/or to establish a tranche of new term loans (each, whether or not a separate tranche, an “Incremental Term Loan Commitment” and the loans thereunder, “Incremental Term Loans”; sometimes referred to herein individually as an “Incremental Facility” and collectively as the “Incremental Facilities”) in Dollars in an aggregate amount of up to $~~6,000,000~~0. Such Incremental Facility Request shall set forth (A) the Business Day (an “Incremental Effective Date”) on which such Incremental Facility is requested to become effective (which, unless otherwise agreed by the Administrative Agent, shall not be less than ten (10) Business Days after the date of such notice), (B) the requested amount of the Incremental Term Loan Commitment, and (C) whether the Incremental Term Loans shall initially consist of Reference Rate Loans and/or SOFR Rate Loans and, if the Loans are to include SOFR Rate Loans, the Interest Period to be initially applicable thereto.

(b)Lenders. Incremental Facilities may only be provided by Term Loan Lenders as of the Incremental Effective Date, Affiliates of Term Loan Lender as of the Incremental Effective Date or Related Funds of Term Loan Lender as of the Incremental Effective Date; provided, that no existing Lender will have any obligation to provide all or any portion of such Incremental Facilities. Each lender in connection with an Incremental Facility that is not an existing Lender (which lender, for the avoidance of doubt, shall be an Affiliate of a Lender or Related Fund of a Lender) (such lender, an “Additional Lender”) shall (i) become a Lender under this Agreement pursuant to an amendment (such amendment, an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, such Additional Lender and the Administrative Agent and (ii) deliver to the Administrative Agent, a completed Administrative Questionnaire, all tax forms required under Section 2.09 and all documentation and other information that each Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in

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the opinion of the Administrative Agent, to effect the provisions of this Section 2.14. The effectiveness of any Incremental Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the applicable Additional Lenders, be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 2.14(c) below.

(c)Conditions. No Incremental Facility shall become effective under this Section 2.14 unless, immediately after giving effect to such Incremental Facility, the Loans to be made thereunder (and assuming, that the entire amount of such Incremental Term Loan Commitment is funded), and the application of the proceeds therefrom (including any acquisition or investment consummated in connection therewith):

(i)no Default or Event of Default shall have occurred or be continuing;

(ii)the Loan Parties shall be in pro forma compliance with the financial covenants set forth in Section 7.03 hereof, provided, that for the purposes of this Section 2.14(c)(ii), the date of determination of compliance with the Senior Leverage Ratio and minimum Liquidity required by Section 7.03 hereof shall be the last day of the fiscal quarter of the Borrowers most recently ended for which annual or quarterly reports, as applicable, have been delivered pursuant to Section 7.01(a) hereof;

(iii)the Administrative Borrower shall have submitted a Notice of Borrowing with respect to such Incremental Facility in the same form contemplated by Section 2.02(a) hereof;

(iv)the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date of such Loan are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date),

(v)the Borrowers shall have paid all fees, costs and expenses and taxes then payable by the Borrowers pursuant to this Agreement and the other Loan Documents;

(vi)the Administrative Agent and the Required Lenders shall have provided their written consent to the incurrence of such Incremental Facility;

(vii)the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrowers certifying as to the foregoing and with respect to clause (ii), attaching supporting calculations; and

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(viii)the Lenders shall have been afforded a bona fide opportunity to provide a pro rata share of any such Incremental Facility.

(d)Terms. Unless otherwise agreed by the Administrative Agent in its sole and absolute discretion, the terms of any Incremental Facility (including, without limitation, pricing, upfront and closing fees and final maturity) shall be consistent with the Effective Date Term Loan. The outstanding unpaid principal amount of the Incremental Term Loan shall be due and payable set forth in Section 2.03(b) hereof.

(e)Required Amendments. Each of the parties hereto hereby agrees that,

upon the effectiveness of any Incremental Facility, this Agreement may be amended to the extent (but only to the extent, as reasonably determined by the Administrative Agent) necessary to reflect the existence of such Incremental Facility and the Loans evidenced thereby, and any joinder agreement or amendment may without the consent of the other Lenders effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effectuate the provisions of this Section 2.14, and, for the avoidance of doubt, this Section 2.14(e) shall supersede any provisions in Section 12.02. From and after the Incremental Effective Date, the Loans and Commitments established pursuant to this Section 2.14 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the applicable Loan Documents. The Loan Parties shall take any actions reasonably required by the Collateral Agent to ensure and/or demonstrate that the Liens and security interests granted by the applicable Loan Documents continue to be perfected under the UCC, the PPSA or otherwise after giving effect to the establishment of any such new Loans and Commitments.

ARTICLE III

[RESERVED]

ARTICLE IV

APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS

Section 4.01Payments; Computations and Statements. (a) The Borrowers will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent’s Accounts. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day may, in Administrative Agent’s sole discretion, be deemed received on the next succeeding Business Day. All payments shall be made by the Borrowers without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like

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funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (unless otherwise provided herein) and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

Section 4.02Sharing of Payments. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender and any payment of an amendment, consent or waiver fee to consenting Lenders pursuant to an effective amendment, consent or waiver with respect to this Agreement), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

Section 4.03Apportionment of Payments. Subject to Section 2.02 hereof and to any written agreement among the Agents and/or the Lenders:

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(a)All payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Section 2.06 hereof to the extent set forth in any written agreement among the Lenders) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made.

(b)After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Agents until paid in full; (ii) second, to pay interest then due and payable in respect of the Collateral Agent Advances until paid in full; (iii) third, to pay principal of the Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay the Specified Professional Fees; (v) fifth, ratably to pay the Term Loan Obligations in respect of any fees (other than any Applicable Premium), expense reimbursements, indemnities and other amounts then due and payable to the Term Loan Lenders until paid in full; (vi) sixth, ratably to pay interest then due and payable in respect of the Term Loan until paid in full; (vii) seventh, ratably to pay principal of the Term Loan until paid in full; (viii) eighth, ratably to pay the Obligations in respect of any Applicable Premium then due and payable to the Lenders until paid in full; and (ix) ninth, to the ratable payment of all other Obligations then due and payable.

(c)For purposes of Section 4.03(b) (other than clause (viii) thereof), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (viii), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(d)In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 4.03 shall control and govern.

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Section 4.04Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a)Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.02.

(b)The Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by any Borrower to the Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Loans were funded by the other Lenders) or, if so directed by the Administrative Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Loans were not funded by the other Lenders), retain the same to be re-advanced to the Borrowers as if such Defaulting Lender had made such Loans to the Borrowers. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender.

(c)Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrowers to replace the Defaulting Lender with one or more substitute Lenders, and the Defaulting Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Defaulting Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Defaulting Lender shall execute and deliver an Assignment and Acceptance, subject only to the Defaulting Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Defaulting Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Defaulting Lender shall be made in accordance with the terms of Section 12.07.

(d)The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to any Agent or to the Lenders other than such Defaulting Lender.

(e)This Section shall remain effective with respect to such Lender until either (i) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and the Borrowers shall have waived such Defaulting Lender’s default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Loans and pays to the Administrative Agent all

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amounts owing by such Defaulting Lender in respect thereof; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 4.05Administrative Borrower; Joint and Several Liability of the Borrowers.

(a)Each Borrower hereby irrevocably appoints the Lead Borrower as the borrowing agent and attorney-in-fact for the Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agents and receive from the Agents all notices with respect to Loans obtained for the benefit of any Borrower and all other notices, certificates and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that none of the Secured Parties shall incur liability to the Borrowers as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group.

(b)Each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.05), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of

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its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

(c)The provisions of this Section 4.05 are made for the benefit of the Secured Parties and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Secured Parties or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

(d)Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, or any payments made by it to the Secured Parties with respect to any of the Obligations or any Collateral, until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Secured Parties hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

ARTICLE V

CONDITIONS TO LOANS

Section 5.01Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the agreement of each Lender to make the initial extension of credit requested to be made (or to be deemed to be made) by it on the Business Day (the “Effective Date”) is subject to the satisfaction (or waiver by the Required Lenders or the Agents, as applicable), prior to or concurrently with the making of such extension of credit on the Effective Date, of the following conditions in a manner satisfactory to the Agents and the Required Lenders:

(a)Payment of Fees, Etc. The Borrowers shall have paid on or before the Effective Date all fees, costs, expenses, and taxes then payable pursuant to the Restructuring Plan, Section 2.06 and Section 12.04 (provided that, on the Effective Date, the Borrowers shall be required to pay to each legal advisor owed Specified Professional Fees a sum equal to (i) a third of the estimated amount of such advisor’s Specified Professional Fees plus (ii) 50% of any amount that is in excess of $25,900,000 retained by the Borrowers on the Effective Date (provided that such excess amount shall not exceed $1,000,000)).

(b)Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Secured Party

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pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

(c)Legality. The making of the initial Loans shall not contravene any law, rule or regulation applicable to any Secured Party.

(d)Delivery of Documents. The Administrative Agent and the Lenders (or their respective counsel) shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agents and the Required Lenders, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto:

(i)a Security Agreement and a Canadian Security Agreement, together with the original stock certificates representing all of the Equity Interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers executed in blank and other proper instruments of transfer;

(ii)the results of searches for any effective UCC financing statements, PPSA financing statements, filings under the Bank Act (Canada), tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens acceptable to the Required Lenders);

(iii)a Perfection Certificate;

(iv)the Disbursement Letter;

(v)the Fee Letter;

(vi)the Intercompany Subordination Agreement;

(vii)the Super Senior Intercreditor Agreement;

(viii)the ABL Intercreditor Agreement;

(ix)the Exit Notes Indenture;

(x)the ABL Credit Agreement;

(xi)the B. Riley Credit Agreement;

(xii)the Exar Facility;

(xiii)a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments

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thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party, in the case of non-Canadian Loan Parties, certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, SOFR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such Authorized Officers, (C) resolutions (or equivalent authorization) of the board of directors (or equivalent body) of each Loan Party authorizing, among other things, the execution, delivery and performance of this Agreement, the other Loan Documents and the consummation of the transactions contemplated hereby, (D) in the case of Canadian Loan Parties, a true and correct copy of the shareholders register of such Canadian Loan party, and (E) as to the matters set forth in Section 5.01(b);

(xiv)a certificate of the chief financial officer of the Lead Borrower (A) setting forth in reasonable detail the calculations required to establish compliance, on a pro forma basis after giving effect to the Loans, with the financial covenant contained in Section 7.03(a) (as if the covenants applicable to the fiscal quarter ending September 30, 2025 applied on the Effective Date) and (B) certifying that after giving effect to all Loans to be made on the Effective Date the Liquidity is not less than $2,000,000, (C) certifying that all tax returns required to be filed by the Loan Parties have been filed and all taxes upon the Loan Parties or their properties, assets, and income (including real property taxes and payroll taxes) have been paid, except for those Taxes which will be treated as general unsecured claims in accordance with the Restructuring Plan or otherwise satisfied in the accordance with the Restructuring Plan and (D) setting forth a list of all Subsidiaries which meet the criteria set forth in clause (d) of the definition of Excluded Subsidiaries as of the Effective Date;

(xv)a certificate of the chief financial officer of each Loan Party, certifying that such Loan Party is Solvent (after giving effect to the Loans made on the Effective Date);

(xvi)a certificate of an Authorized Officer of the Administrative Borrower certifying that (A) the attached copies of all Material Contracts as in effect on the Effective Date are true, complete and correct copies thereof and (B) such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements;

(xvii)a certificate of the appropriate official(s) of the jurisdiction of organization and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party certifying as of a recent date not more than 30 days prior to the Effective Date (or, in the case of a Canadian Loan Party, not more than 2 Business Days prior to the Effective Date) as

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to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such jurisdictions;

(xviii)opinions of Latham & Watkins LLP, counsel to the Loan Parties, Maynard Nexsen, South Carolina counsel to the Loan Parties, Faegre Drinker Biddle & Reath LLP, Iowa counsel to the Loan Parties, Cox & Palmer, Nova Scotia counsel to the Loan Parties and Gowling WLG (Canada) LLP, Ontario counsel to the Loan Parties, as to such matters as the Agents or the Required Lenders may reasonably request;

(xix)a certificate of an Authorized Officer of the Parent certifying that neither XCV-EMEA, LLC nor BTC Int’l Holdings, Inc. (i) conduct, transact or otherwise engage in any business or operations other than those incidental to its ownership of the Equity Interests of their Subsidiaries, (ii) own any assets (other than the Equity Interests of their respective Subsidiaries, if any, and cash and Cash Equivalents), (iii) incur any Indebtedness (other than intercompany Indebtedness which constitute Permitted Investments hereunder) or (iv) make any Investments;

(xx)the historical Financial Statements requested by the Required Lenders prior to the Effective Date; and

(xxi)such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agents and the Required Lenders in form and substance, as any Agent or the Required Lenders may reasonably request.

(e)Material Adverse Effect. The Required Lenders shall have determined, in their sole judgment, that no event or development shall have occurred since the Disclosure Statement Date which could reasonably be expected to have a Material Adverse Effect.

(f)[Reserved].

(g)Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans, or the conduct of the Loan Parties’ business, or the consummation of any of the underlying transactions, shall have been obtained and shall be in full force and effect.

(h)Proceedings; Receipt of Documents. All proceedings in connection with the making of the Effective Date Term Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agents, the Required Lenders, and their respective counsel, and the Agents, the Required Lenders, and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agents, the Required Lenders, or such counsel may reasonably request.

(i)Restructuring Plan Effective Date; Confirmation Order. (i) All conditions precedent to the confirmation and occurrence of the effectiveness of the Restructuring Plan, as set forth in the Restructuring Plan, shall have been satisfied or waived in accordance with the

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terms thereof, and (ii) effectiveness of the Restructuring Plan shall have occurred (or occur contemporaneously with the Effective Date).

(j)Due Diligence. The Agents and the Required Lenders shall have completed their business, legal and collateral due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agents and the Required Lenders, in their sole and absolute discretion.

(k)Security Interests. Other than with respect to the documents and actions set forth in Section 7.01(r), the Loan Documents shall create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Term Priority Collateral and a security interest in the ABL Priority Collateral with the priority set forth in the ABL Intercreditor Agreement, in each case secured thereby (subject only to Permitted Liens).

(l)Litigation. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or threatened in any court or before any arbitrator or Governmental Authority which relates to the Loans or which, in the opinion of the Required Lenders, is reasonably likely to be adversely determined, and that, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

(m)Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof.

(n)Payment of DIP Claims. The Debtors shall have satisfied all DIP Claims in accordance with the Restructuring Plan (including through (i) the Exit Notes, (ii) the issuance of the Loans and (iii) the Cancellation Condition).

(o)Repayment of Prepetition Indebtedness. The Debtors shall have repaid in full all obligations under the Prepetition Financing Agreement and the Prepetition Securitization Programs (as defined in the Restructuring Plan) (including through the incurrence of the Exar Facility, the B. Riley Credit Agreement and the ABL Facility).

(p)B. Riley Credit Agreement. The Loan Parties covenant and agree to the extent and at the time such Loan Party received a participation interest in the B. Riley Credit Agreement, such participation interest shall be immediately cancelled and extinguished. The aggregate principal amount outstanding under the B. Riley Credit Agreement, after giving effect to the Transactions, shall not exceed $19,750,000.00, and no Affiliate of the Loan Parties that is not a Loan Party shall hold any participation interest of the B. Riley Credit Agreement;

(q)Stock Certificates. The Borrowers shall deliver or cause to be delivered to the Collateral Agent any original stock certificates (or replacement stock certificates to the extent originals cannot be located, together with corresponding affidavits of loss in form and substance reasonably satisfactory to the Collateral Agent), and corresponding stock powers with respect to such Equity Interests.

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For purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed, is deemed to sign, or has authorized the signing of this Agreement shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties as follows:

(a)Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

(b)Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on the Effective Date.

(d)Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be,

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a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(e)Capitalization. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of the Lead Borrower and each of its Subsidiaries and the issued and outstanding Equity Interests of the Lead Borrower and each of its Subsidiaries are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Equity Interests of the Lead Borrower and each of its Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. All Equity Interests of such Subsidiaries of the Lead Borrower are owned by the Lead Borrower free and clear of all Liens (other than Permitted Specified Liens). Except as described on Schedule 6.01(e), there are no outstanding debt or equity securities of the Lead Borrower or any of its Subsidiaries and no outstanding obligations of the Lead Borrower or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Lead Borrower or any of its Subsidiaries, or other obligations of the Lead Borrower or any of its Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of the Lead Borrower or any of its Subsidiaries.

(f)Litigation. Except as set forth in Schedule 6.01(f), there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party or any of its properties before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

(g)Financial Statements. The Financial Statements, copies of which have been delivered to each Lender, fairly present the consolidated financial condition of the Lead Borrower and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Lead Borrower and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP. All material indebtedness and other liabilities (including, without limitation, Indebtedness, liabilities for taxes, long-term leases and other unusual forward or long-term commitments), direct or contingent, of the Lead Borrower and its Subsidiaries are set forth in the Financial Statements. Since the Disclosure Statement Date, no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

(h)Compliance with Law, Etc. No Loan Party or any of its Subsidiaries is in violation of (i) any of its Governing Documents, (ii) any Requirement of Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, or (iii) any material term of any Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and no default or event of default has occurred and is continuing thereunder.

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(i)ERISA and Canadian Pensions. Except as set forth on Schedule 6.01(i), (i) each Loan Party and each Employee Plan is in compliance with all Requirements of Law in all material respects, including ERISA, the Internal Revenue Code and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, (ii) no ERISA Event has occurred nor is reasonably expected to occur with respect to any Employee Plan or Multiemployer Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Pension Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Required Lenders ((or their counsel), is complete and correct and fairly presents the funding status of such Pension Plan, and since the date of such report, there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Required Lenders (or their counsel), and (v) each Employee Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Internal Revenue Code. No Loan Party or any of its ERISA Affiliates has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (A) any Employee Plan or its assets, (B) any fiduciary with respect to any Employee Plan, or (C) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as required by Section 4980B of the Internal Revenue Code, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or has any obligation to provide any such benefits for any current employee after such employee’s termination of employment. All obligations of the Loan Parties (including fiduciary, funding, investment and administration obligations) required to be performed in connection with any Canadian Pension Plan and the funding agreements relating thereto have been performed on a timely basis. All contributions or premiums required to be made or paid by the Loan Parties to any Canadian Pension Plan have been made on a timely basis in accordance with the terms of such plans and all applicable laws. No event has occurred which could cause the loss of registered status of any Canadian Pension Plan. No fact or situation that may reasonably be expected to result in a Material Adverse Effect exists in connection with any Canadian Pension Plan. No Loan Party nor any of its Subsidiaries has any withdrawal liability in connection with a Canadian Pension Plan which could reasonably be expected to have a Material Adverse Effect. No Lien has arisen, choate or inchoate, in respect of any Loan Party or its Subsidiaries or its or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due). No Loan Party contributes to, sponsors or maintains, or has contributed to, sponsored or maintained (in the last 5 years), a Canadian Defined Benefit Plan. No Canadian Pension Event has occurred or is reasonably likely to occur.

(j)Taxes, Etc. (i) All Tax returns and other reports required by applicable Requirements of Law to be filed by any Loan Party have been timely filed and (ii) all Taxes imposed upon any Loan Party or any property of any Loan Party which have become due and

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payable on or prior to the date hereof have been paid, except (A) for those Taxes which will be treated as general unsecured claims in accordance with the Restructuring Plan or otherwise satisfied in accordance with the Restructuring Plan, and (B) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

(k)Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U and X.

(l)Nature of Business.

(i)No Loan Party is engaged in any business other than as set forth on Schedule 6.01(l).

(ii)The Lead Borrower does not have any material liabilities (other than liabilities arising under the Loan Documents), own any material assets (other than the Equity Interests of its Subsidiaries) or engage in any operations or business (other than the ownership of its Subsidiaries).

(m)Adverse Agreements, Etc. No Loan Party or any of its Subsidiaries is a

party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) has, or in the future could reasonably be expected (either individually or in the aggregate) to have, a Material Adverse Effect.

(n)Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations, including Environmental Permits, required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and Facility currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent the failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, including any such Environmental Permit, and there is no claim that any of the foregoing is not in full force and effect.

(o)Properties. Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition, ordinary wear and tear excepted.

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(p)Employee and Labor Matters. Except as set forth on Schedule 6.01(p), (i) each Loan Party and its Subsidiaries is in compliance with all Requirements of Law in all material respects pertaining to employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health, (ii) no Loan Party or any Subsidiary is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of the employees of any Loan Party of Subsidiary, (iii) there is no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party or any Subsidiary before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or any Subsidiary which arises out of or under any collective bargaining agreement, (iv) there has been no strike, work stoppage, slowdown, lockout, or other labor dispute pending or threatened against any Loan Party or any Subsidiary, and (v) to the best knowledge of each Loan Party, no labor organization or group of employees has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. No Loan Party or Subsidiary has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or any similar Requirement of Law, which remains unpaid or unsatisfied. All payments due from any Loan Party or Subsidiary on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party or Subsidiary except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)Environmental Matters. Except as set forth on Schedule 6.01(q) hereto, (i) no Loan Party or any of its Subsidiaries is in violation of any Environmental Law, (ii) each Loan Party and each of its Subsidiaries has, and is in compliance with, all Environmental Permits for its respective operations and businesses, except to the extent any failure to have or be in compliance therewith could not reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party; (iii) there has been no Release or threatened Release of Hazardous Materials on, in, at, under or from any properties currently or formerly owned, leased or operated by any Loan Party, its Subsidiaries or a respective predecessor in interest or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party, its Subsidiaries or any respective predecessor in interest, which in any case of the foregoing could reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party; (iv) there are no pending or threatened Environmental Claims against, or Environmental Liability of, any Loan Party, its Subsidiaries or any respective predecessor in interest that could reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party; (v) neither any Loan Party nor any of its Subsidiaries is performing or responsible for any Remedial Action that could reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party; and (vi) the Loan Parties have made available to the Required Lenders (or their counsel) true and complete copies of all material environmental reports, audits and investigations in the possession or control of any Loan Party or any of its Subsidiaries with respect to the operations and business of the Loan Parties and its Subsidiaries.

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(r)Insurance. Each Loan Party maintains all insurance required by Section 7.01(h). Schedule 6.01(r) sets forth a list of all such insurance maintained by or for the benefit of each Loan Party on the Effective Date.

(s)Use of Proceeds. The proceeds of (i) the Loans deemed to have been made on the Effective Date pursuant to Section 2.01(a)(i) shall be used to effect the Transactions in accordance with the Restructuring Plan, including to satisfy $10,000,000 of DIP Claims held by the Sub-Group DIP Lenders in exchange for the Initial Cashless Term Commitments, (ii) the Loans funded on the Effective Date pursuant to Section 2.01(a)(ii) shall be used to make payments and distributions under the Restructuring Plan, to repay in full all obligations under the Prepetition Financing Agreement and to pay fees and expenses in connection with the transactions and for general corporate purposes of the Borrowers and its Subsidiaries not otherwise prohibited by this Agreement ~~and~~, (iii) the 2026 Incremental Term Loans funded on the Second Amendment Effective Date pursuant to Section 2.01(a)(iii) shall be used to pay fees and expenses in connection with the Second Amendment, for working capital and for general corporate purposes of the Borrowers and its Subsidiaries not otherwise prohibited by this Agreement~~.~~ and (iv) the 2026 - June Incremental Term Loans funded on the Fifth Amendment Effective Date pursuant to Section 2.01(a)(iv) shall be used to pay fees and expenses in connection with the Fifth Amendment, for working capital and for general corporate purposes of the Borrowers and its Subsidiaries not otherwise prohibited by this Agreement.

(t)Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each Loan Party is, and the Loan Parties on a consolidated basis are, Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

(u)Intellectual Property. Except as set forth on Schedule 6.01(u), each Loan Party owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of (i) each item of Registered Intellectual Property owned by each Loan Party; (ii) each material work of authorship owned by each Loan party and which is not Registered Intellectual Property, and (iii) each material Intellectual Property Contract to which each Loan Party is bound. No trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Loan Party, no patent, invention, industrial design, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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(v)Material Contracts. Each Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto.

(w)Investment Company Act. None of the Loan Parties is (i) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) subject to regulation under any Requirement of Law that limits in any respect its ability to incur Indebtedness or which may otherwise render all or a portion of the Obligations unenforceable.

(x)Customers and Suppliers. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party, or (ii) any Loan Party, on the one hand, and any supplier or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change.

(y)Senior Indebtedness, Etc.

(i)The Borrowers have the power and authority to incur the Exit Notes and has duly authorized, executed and delivered the Exit Notes Indenture and the Exit Notes issued thereunder. The Borrowers have issued, pursuant to due authorization, the Exit Notes under the Exit Notes Indenture. The Exit Notes Indenture and the Exit Notes issued thereunder constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with their its terms. All Obligations, including, without limitation, those to pay principal of and interest (including post-petition interest) on the Loans and fees, expenses and indemnities in connection therewith, constitute Senior Indebtedness (as defined in the Super Senior Intercreditor Agreement), and all such Obligations are entitled to the benefits of the subordination created by the Super Senior Intercreditor Agreement. The Borrowers acknowledges that the Agents and the Lenders are entering into this Agreement, and extending their Commitments, in reliance upon the subordination provisions of the Super Senior Intercreditor Agreement and this Section 6.01(y)(i).

(ii)The Loan Parties have the power and authority to incur the each of the ABL Facility and the B. Riley Credit Agreement, and has duly authorized, executed and delivered the ABL Credit Agreement and the B. Riley Credit Agreement. The ABL Credit Agreement and the B. Riley Credit Agreement constitute the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their terms. All Obligations, including, without limitation, those to pay principal of and interest (including post-petition interest) on the Loans and fees, expenses and indemnities in connection therewith, constitute Term Obligations (as defined in the ABL Intercreditor Agreement), and all such

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Obligations are entitled to the benefits of the subordination created by the ABL Intercreditor Agreement with respect to the Term Priority Collateral. The Borrowers acknowledges that the Agents and the Lenders are entering into this Agreement, and extending their Commitments, in reliance upon the subordination provisions of the ABL Intercreditor Agreement and this Section 6.01(y)(ii).

(z)Sanctions; Anti-Corruption and Anti-Money Laundering Laws. None of any Loan Party, any Subsidiary thereof, any of their respective directors, officers, or employees, shareholders or owners, nor, to the knowledge of any Loan Party, any of their respective agents or Affiliates, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has assets located in a Sanctioned Country, (iii) conducts any business with or for the benefit of any Sanctioned Person, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons, (v) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision, or (vi) is a Person that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. Each Loan Party and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by each Loan Party and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws and Anti-Money Laundering Law. Each Loan Party and each Subsidiary is in compliance with all Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws. Each Loan Party and each Affiliate, officer, employee or director acting on behalf of any Loan Party is (and is taking no action that would result in any such Person not being) in compliance with (A) all applicable OFAC rules and regulations, (B) all applicable United States of America, United Kingdom, United Nations, European Union, German, Canadian, Australian and all other internationally respected national autonomous sanctions, embargos and trade restrictions and (C) all applicable provisions of the USA Patriot Act. In addition, no Loan Party or any Subsidiary is engaged in any kind of activities or business of or with any Person or in any country or territory that is subject to any sanctions administered by OFAC, the United Kingdom, the European Union, Germany, Canada, Australia or the United Nations.

(aa)Anti-Bribery and Corruption.

(i)Neither any Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee, or any other Person acting on behalf of any Loan Party, has offered, promised, paid, given or authorized the payment or giving of any money or other thing of value, directly or indirectly, to or for the benefit of any Person, including without limitation, any employee, official or other Person acting on behalf of any Governmental Authority, or otherwise engaged in any activity that may violate any Anti-Corruption Law.

(ii)Neither any Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee, or any other Person acting on behalf of any Loan Party, has engaged in any activity that would breach any Anti-Corruption Laws.

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(iii)To the best of each Loan Party’s knowledge and belief, there is no pending or, to the best knowledge of any Loan Party, threatened action, suit, proceeding or investigation before any court or other Governmental Authority against any Loan Party or any of its directors, officers, employees or other Person acting on its behalf that relates to a potential violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions.

(iv)The Loan Parties will not directly or indirectly use, lend or contribute the proceeds of the advances for any purpose that would breach the Anti-Bribery and Corruption Laws.

(v)The representations and warranties in Section 6.01(z) and Section 6.01(aa) shall not apply to any Canadian Loan Party, or to any director, officer, agent or employee of such Party, to the extent that they would result in a violation of or conflict with the Foreign Extraterritorial Measures (United States) Order, 1992.

(bb)[Reserved].

(cc)[Reserved].

(dd)[Reserved].

(ee)Pari Passu. The obligations of each Loan Party under this Agreement and the other Loan Documents to which it is a party rank and will rank at least pari passu in priority of payment and in all other respects with all its other present and future unsecured and unsubordinated Indebtedness of such Loan Party.

(ff)[Reserved].

(gg)Full Disclosure. Each Loan Party has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agents (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading.

ARTICLE VII

COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS

Section 7.01    Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, the Borrowers shall and shall

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cause each of their Subsidiaries and the Lead Borrower to comply with their respective obligations set forth in this Section 7.01, unless the Required Lenders shall otherwise consent in writing:

(a)    Reporting Requirements.

(i)    For so long as any Obligations are outstanding, the Borrowers shall deliver to Administrative Agent and each Lender (upon such Lender’s request) a copy of all of the information and reports referred to below (provided, that if the Borrowers do not furnish the information as set forth in clause (iv) below, each Lender will be deemed to have requested to receive such information):

(A)    within 15 days after the time period specified in the SEC’s rules and regulations for non-accelerated filers, annual reports of the Public Reporting Entity (as defined below) for such Fiscal Year containing the information that would have been required to be contained in an annual report on Form 10-K (or any successor or comparable form) if the Public Reporting Entity had been a reporting company under the Exchange Act, except to the extent permitted to be excluded by the SEC;

(B)    within 15 days after the time period specified in the SEC’s rules and regulations for non-accelerated filers, quarterly reports of the Public Reporting Entity for such fiscal quarter containing the information that would have been required to be contained in a quarterly report on Form 10-Q (or any successor or comparable form) if the Public Reporting Entity had been a reporting company under the Exchange Act, except to the extent permitted to be excluded by the SEC; and

(C)    within 15 days after the time period specified in the SEC’s rules and regulations for filing current reports on Form 8-K, current reports of the Public Reporting Entity containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the Exchange Act on the Effective Date pursuant to Sections 1, 2 and 4, Items 5.01, 5.02 (a),(b) and (c) and Item 9.01(a) and (b) (only to the extent relating to any of the foregoing) of Form 8-K if the Public Reporting Entity had been a reporting company under the Exchange Act.

Any financial statements provided pursuant to this Section 7.01(a)(A) and Section 7.01(a)(B) shall also include a statement of cash flows.

At the option of the Borrowers, the Borrowers may make available to the Administrative Agent and such requesting Lenders the information required to be provided pursuant to the foregoing clauses (A), (B) and (C), by posting such information to its website (or the website of any of the Borrower’s parent companies, including the Public Reporting Entity) on IntraLinks or any comparable online data system or website to which each Lender and the Administrative Agent have access; provided, that the Borrower shall notify (which may be by electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. If at any time the Borrowers or any direct or indirect parent of the Borrowers has made a good faith determination to file a registration statement with the SEC with respect to an

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initial public offering of such entity’s Capital Stock, the Borrowers will not be required to disclose any information or take any actions that, in the good faith view of the Borrowers would violate the securities laws or the SEC’s “gun jumping” rules.

Notwithstanding the foregoing, (A) neither the Borrowers nor another Public Reporting Entity will be required to deliver any information, certificates or reports that would otherwise be required by (i) Section 302 or Section 404 of the Sarbanes-Oxley Act of 2002, or related Items 307 or 308 of Regulation S-K or (ii) Item 10(e) of Regulation S-K promulgated by the SEC with respect to any non-generally accepted accounting principles financial measures contained therein, (B) such reports will not be required to contain financial information required by Rule 3- 09, Rule 3-10 or Rule 3-16 of Regulation S-X or include any exhibits or certifications required by Form 10-K, Form 10-Q or Form 8-K (or any successor or comparable forms) or related rules under Regulation S-K and (C) such reports shall not be required to present compensation or beneficial ownership information.

(ii)The financial statements, information and other documents required to be provided as described in Section 7.01(a)(i) may be those of (i) the Borrowers and their respective Subsidiaries (on a combined basis) or (ii) any direct or indirect parent of all of the Borrowers (any such entity, a “Public Reporting Entity”); provided, that, if the financial information so delivered relates to such direct or indirect parent of the Borrowers the same is accompanied by consolidating financial statements (including statements of cash flows) that explain in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Lead Borrower and its Subsidiaries on a standalone basis, on the other hand, for the applicable period. Notwithstanding any of the foregoing herein, to the extent any of the Borrower’s parent companies is subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act, such information described in this paragraph shall be included in the Form 10-K and Form 10-Q reports of the Public Reporting Entity described in Sections 7.01(a)(i)(A) and (B) filed with the SEC.

(iii)In addition, the Borrowers will make such information available to prospective investors upon request. The Borrowers have agreed that, for so long as any Obligations remain outstanding during any period when neither it nor another Public Reporting Entity is subject to Section 13 or 15(d) of the Exchange Act, or otherwise permitted to furnish the SEC with certain information pursuant to Rule 12g3-2(b) of the Exchange Act, they will furnish to Lenders, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(iv)Notwithstanding the foregoing, the Borrowers will be deemed to have delivered such reports and information referred to in this Section 7.01(a) to the Lenders and the Administrative Agent for all purposes of this Agreement if the Borrowers or another Public Reporting Entity has filed such reports with the SEC via the EDGAR filing system (or any successor system) and such reports are publicly available. In addition, except as required by the last sentence of Section 7.01(a)(ii), the requirements of this Section 7.01(a) shall be deemed satisfied and the Borrowers will be deemed to have delivered such reports and information referred to this Section 7.01(a) to the Administrative Agent, holders, prospective investors, market makers and securities analysts for all purposes of this Agreement by the posting of reports and information that would be required to be provided on the Borrower’s website (or that

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of any of the Borrower’s parent companies, including the Public Reporting Entity). The Agents shall have no obligation to monitor whether the Borrowers post such reports, information and documents on the Borrower’s website (or that of any of the Borrower’s parent companies, including the Public Reporting Entity) or the SEC’s EDGAR service, or collect or re-post any such information from the Borrower’s (or any of the Borrower’s parent companies) website or the SEC’s EDGAR service.

(v)The Borrowers or any Public Reporting Entity will also hold quarterly conference calls, beginning with the first full fiscal quarter ending after the Effective Date, for all Lenders and prospective Lenders to discuss such financial information no later than ten Business Days after the distribution of such information required by clauses (A) or (B) of Section 7.01(a)(i) and, prior to the date of each such conference call, will announce the time and date of such conference call and either include all information necessary to access the call or inform Lenders and prospective Lenders how they can obtain such information, including, without limitation, the applicable password or login information (if applicable).

(vi)[Reserved].

(vii)Simultaneously with the delivery of the financial statements of the Borrowers required by clause (i) of this Section 7.01(a), a Compliance Certificate:

(A)stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Reporting Entities during the period covered by such financial statements with a view to determining whether the Reporting Entities were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Reporting Entities propose to take or have taken with respect thereto,

(B)in the case of the delivery of the financial statements of the Reporting Entities required by clauses (i)(A) and (i)(B) of this Section 7.01(a), (1) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03 and (2) including a discussion and analysis of the financial condition and results of operations of the Reporting Entities for the portion of the Fiscal Year then elapsed, and

(C)in the case of the delivery of the financial statements of the Reporting Entities required by clause (i)(A) of this Section 7.01(a), attaching (1) a summary of all material insurance coverage maintained as of the date thereof by any Loan Party or any of its Subsidiaries and evidence that such insurance coverage meets the requirements set forth in Section 7.01, each Security Agreement, each Canadian Security Agreement and each Mortgage, together with such other related documents and information as the Required Lenders may reasonably require and (2) confirmation that there have been no changes to the information contained in each of the Perfection Certificates delivered on the

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Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (vii) and/or attaching an updated Perfection Certificate identifying any such changes to the information contained therein;

(viii)Promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority.

(ix)As soon as possible, and in any event three (3) days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto.

(x)As soon as possible and in any event: (A) at least 10 days prior to any event or development that could reasonably be expected to result in or constitute an ERISA Event or a Canadian Pension Event, and, to the extent not reasonably expected, within 5 days after the occurrence of any ERISA Event or a Canadian Pension Event, notice of such ERISA Event or a Canadian Pension Event (in each case, in reasonable detail), (B) within three days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the PBGC, copies of each notice received by any Loan Party or any of its ERISA Affiliates of the PBGC’s intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan or Canadian Pension Plan, (C) within 10 days after the filing thereof with (1) the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan or Canadian Pension Plan, and (2) any applicable Governmental Authority, copies of each actuarial valuation with respect to each Canadian Pension Plan, (D) three (3) days after receipt thereof by any Loan Party or any of its ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any of its ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (E) within 10 days after any Loan Party sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party.

(xi)Promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(xii)As soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Contract.

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(xiii)As soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of all of the assets of, any Loan Party.

(xiv)As soon as possible and in any event within 5 days after the delivery thereof to the Parent’s or the Borrower’s Board of Directors, copies of all reports or other information so delivered.

(xv)Promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof.

(xvi)Promptly upon request, any certification or other evidence requested from time to time by any Lender in its sole discretion, confirming the Borrowers’ compliance with Section 7.02(r).

(xvii)Simultaneously with the delivery of the financial statements of the Reporting Entities required by clause (i) of this Section 7.01(a), if, as a result of any change in accounting principles and policies from those used in the preparation of the last delivered financial statements that is permitted by Section 7.02(q), the consolidated financial statements of Reporting Entities required by clause (i) of this Section 7.01(a) will differ from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to the Required Lenders.

(b)Additional Guarantors and Collateral Security.  The Borrowers shall cause each Subsidiary that is not an Excluded Subsidiary to:

(i)execute and deliver to the Collateral Agent promptly and in any event within ten (10) Business Days (or such later date as consented to by the Required Lenders in their sole discretion, which consent may be provided via electronic mail from (x) counsel to the Required Lenders or (y) the Administrative Agent or the Collateral Agent (in each case acting at the direction of the Required Lenders)) after the formation, acquisition or change in status thereof, (A) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Guarantor, (B) a supplement to the Security Agreement or the Canadian Security Agreement, as applicable, together with (1) certificates evidencing all of the Equity Interests of any Person owned by such Subsidiary required to be pledged under the terms of the Security Agreement or the Canadian Security Agreement, as applicable, (2) undated stock powers for such Equity Interests executed in blank with signature guaranteed, and (3) such opinions of counsel as the Collateral Agent or the Required Lenders may reasonably request, (C) to the extent required under the terms of this Agreement, one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien (in terms of priority, subject only to Permitted Specified Liens) on such real property and such other Real Property Deliverables as may be required by the Collateral Agent or the Required Lenders with respect to each such real property, and (D) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent or the Required Lenders in order to create, perfect, establish

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the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Canadian Security Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and

(ii)cause each owner of the Equity Interests of any such Subsidiary to execute and deliver promptly and in any event within ten (10) Business Days (or such later date as consented to by the Required Lenders in their sole discretion, which consent may be provided via electronic mail from (x) counsel to the Required Lenders or (y) the Administrative Agent or the Collateral Agent (in each case acting at the direction of the Required Lenders)) after the formation or acquisition of such Subsidiary a Pledge Amendment (as defined in the Security Agreement or the Canadian Security Agreement, as applicable), together with (A) certificates evidencing all of the Equity Interests of such Subsidiary required to be pledged under the terms of the Security Agreement or the Canadian Security Agreement, as applicable, (B) undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed, (C) such opinions of counsel as the Collateral Agent or the Required Lenders may reasonably request and (D) such other agreements, instruments, approvals or other documents requested by the Collateral Agent or the Required Lenders.

Notwithstanding the foregoing, no Excluded Subsidiary shall be required to become a Guarantor hereunder (and, as such, shall not be required to deliver the documents required by clause (i) above); provided, however, that (I) if the Equity Interests of a Foreign Subsidiary that is an Excluded Subsidiary are owned by a Loan Party, such Loan Party shall deliver all such documents, instruments, agreements (including, without limitation, at the reasonable request of the Collateral Agent or the Required Lenders, a pledge agreement governed by the laws of the jurisdiction of the organization of such Excluded Subsidiary, in form and substance satisfactory to the Collateral Agent and the Required Lenders) and certificates described in clause (ii) above to the Collateral Agent, and take all commercially reasonable actions reasonably requested by the Collateral Agent or the Required Lenders or otherwise necessary to grant and to perfect a first-priority Lien (subject to Permitted Specified Liens) in favor of the Collateral Agent, for the benefit of the Secured Parties, in 100% of all Equity Interests of such Foreign Subsidiary owned by such Loan Party, and (II) promptly and in any event within 20 days (or such later date as consented to by the Required Lenders in their sole discretion, which consent may be provided via electronic mail from (x) counsel to the Required Lenders or (y) the Administrative Agent or the Collateral Agent (in each case acting at the direction of the Required Lenders)) after the effectiveness of any amendment of the Internal Revenue Code to allow for 100% of the voting Equity Interests of such Foreign Subsidiary to be pledged to the Collateral Agent without material adverse tax consequences to the Parent and its Subsidiaries, 100% of such voting Equity Interests shall be pledged pursuant to clause (ii) above.

(c)Compliance with Laws; Payment of Taxes.

(i)Comply, and cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing.

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(ii)Pay, and cause each of its Subsidiaries to pay, in full before delinquency or before the expiration of any extension period, all Taxes imposed upon any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries, except (i) for those Taxes which will be treated as general unsecured claims in accordance with the Restructuring Plan or otherwise satisfied in accordance with the Restructuring Plan (provided, that, for the avoidance of doubt, the Loan Parties shall pay Taxes to the extent required under and in accordance with the Restructuring Plan), and (ii) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(d)Preservation of Existence, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(e)Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

(f)Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents, advisors and representatives of any Agent at any time and from time to time during normal business hours, at the expense of the Borrowers, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this Section 7.01(f).

(g)Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, except to the extent the failure to so maintain and preserve or so comply could not reasonably be expected to have a Material Adverse Effect.

(h)Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, flood, rent, worker’s

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compensation and business interruption insurance) with respect to the Collateral and its other properties (including all real property leased or owned by it) and business, in such amounts and covering such risks as is (i) carried generally in accordance with sound business practice by companies in Similar Businesses similarly situated, (ii) required by any Requirement of Law, (iii) required by any Material Contract and (iv) in any event in amount, adequacy and scope reasonably satisfactory to the Required Lenders. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Secured Parties, as their interests may appear, in case of loss, under a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as the Collateral Agent or the Required Lenders may require to fully protect the Secured Parties’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Collateral Agent for the benefit of the Secured Parties, as their respective interests may appear, and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days’ (10 days’ in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Secured Parties, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

(i)Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations that are necessary or useful in the proper conduct of its business, in each case, except to the extent the failure to obtain, maintain, preserve or take such action could not reasonably be expected to have a Material Adverse Effect.

(j)Environmental.

(i)Keep the Collateral free of any Environmental Lien;

(ii)Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all Environmental Permits that are necessary or useful in the proper conduct of its business, and comply, and cause each of its Subsidiaries to comply, with all Environmental Laws and Environmental Permits, except to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to result in a material Environmental Claim or Environmental Liability;

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(iii)Take all commercially reasonable steps to prevent any Release or threatened Release of Hazardous Materials in violation of any Environmental Law or Environmental Permit at, in, on, under or from any property owned, leased or operated by any Loan Party or its Subsidiaries that could reasonably be expected to result in material Environmental Liabilities;

(iv)Provide the Collateral Agent with written notice within ten (10) days of any of the following: (A) discovery of any Release of a Hazardous Material or environmental condition at, in, on, under or from any property currently or formerly owned, leased or operated by any Loan Party, Subsidiary or predecessor in interest or any violation of Environmental Law or Environmental Permit that in any case could reasonably be expected to result in any material Environmental Claim or Environmental Liability; (B) notice that an Environmental Lien has been filed against any Collateral; or (C) a material Environmental Claim or Environmental Liabilities; and provide such reports, documents and information as the Collateral Agent or the Required Lenders may reasonably request from time to time with respect to any of the foregoing.

(k)Fiscal Year. Cause the Fiscal Year of the Parent and its Subsidiaries to end on December 31 of each calendar year unless the Agents and the Required Lenders consent to a change in such Fiscal Year (and appropriate related changes to this Agreement).

(l)[Reserved].

(m)After Acquired Real Property. Promptly, following the acquisition by a Borrower or any Guarantor of any After-Acquired Property, or promptly, following any additional Subsidiary of the Borrowers becoming a Guarantor, such Borrower or such Subsidiary shall execute and deliver such mortgages, deeds of trust, security instruments, financing statements and other Collateral Documents as shall be reasonably necessary to vest in the Collateral Agent a perfected first-priority security interest, subject only to Permitted Liens and Liens permitted under Section 7.02(a), in such After-Acquired Property and to have such After-Acquired Property (but subject to the limitations as described in the Collateral Documents) added to the Collateral (or in the case of a Guarantor, all of its assets that constitute After-Acquired Property), and thereupon all provisions of this Agreement relating to the Collateral shall be deemed to relate to such After- Acquired Property to the same extent and with the same force and effect.

(n)Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.

(i)Maintain, and cause each of its Subsidiaries to maintain, policies and procedures designed to promote compliance by each Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and Anti-Money Laundering Laws.

(ii)Comply, and cause each of its Subsidiaries to comply, with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.

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(iii)Neither Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee or any Person acting on behalf of any Loan Party will engage in any activity that would breach any Anti-Corruption Law.

(iv)Promptly notify the Administrative Agent in writing of any action, suit or investigations by any court or Governmental Authority in relation to an alleged breach of the Anti-Corruption Law.

(v)Not directly or indirectly use, lend or contribute the proceeds of any Loan for any purpose that would breach any Anti-Corruption Law.

(vi)Each Loan Party and Affiliate, officer, employee or director, acting on behalf of the Loan Party is (and will take no action which would result in any such Person not being) in compliance with (A) all applicable OFAC rules and regulations, (B) all applicable United States of America, United Kingdom, United Nations, European Union, German, Canadian, Australian and all other reasonable internationally respected national autonomous sanctions, embargos and trade restrictions and (C) all applicable provisions of the USA Patriot Act. In addition, none of the activities or business of any Loan Party includes any kind of activities or business of or with any Person or in any country or territory that is subject to any Sanctions.

(vii)In order to comply with the “know your customer/borrower” requirements of the Anti-Money Laundering Laws, promptly provide to each Agent and each Lender upon its reasonable request from time to time (A) information relating to individuals and entities affiliated with any Loan Party that maintain a business relationship with such Agent or such Lender, and (B) such identifying information and documentation as may be available for such Loan Party in order to enable any Agent or any Lender to comply with Anti-Money Laundering Laws.

(viii)

(ix)Without limiting the foregoing, the provisions of Section 7.01(n) shall not be interpreted to contravene, or require any notification to the Attorney General of Canada under, the Foreign Extraterritorial Measures Act (Canada) or the Foreign Extraterritorial Measures (United States) Order, 1992 issued thereunder, by any Canadian Loan Party.

(o)[Reserved].

(p)Board Information Rights. The Lenders shall be entitled to receive all information provided to the members of the Board of Directors or any similar group performing an executive oversight or similar function (or any relevant committee thereof) of the Parent (or its direct or indirect ultimate parent holding company) and any of its Subsidiaries in anticipation of or at such meeting (regular or special and whether telephonic or otherwise), in addition to copies of the records of the proceedings or minutes of such meeting, when provided to the members, and the Lenders shall keep such materials and information confidential in accordance with Section 12.19 of this Agreement.

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(q)[Reserved].

(r)Post-Effective Date. Satisfy the requirements set forth on Schedule 7.01(r), on or before the date set forth opposite such requirements or such later date as consented to by the Required Lenders in their sole discretion, which consent may be provided via electronic mail from (x) counsel to the Required Lenders or (y) the Administrative Agent or the Collateral Agent (in each case acting at the direction of the Required Lenders).

(s)Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent or the Required Lenders may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Term Priority Collateral or any other property of any Loan Party and its Subsidiaries and perfected Liens in any of the ABL Priority Collateral with the priority set forth in the ABL Intercreditor Agreement, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Secured Party the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable Requirements of Law, each Loan Party (i) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party’s name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes each Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

Section 7.02Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, the Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to do any of the following, unless the Required Lenders shall otherwise consent in writing:

(a)Liens, Etc.

(i)The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to, directly or indirectly, create, Incur or suffer to exist any Lien (except Permitted Liens) on any asset or property of the Borrowers or such Subsidiary securing Indebtedness of the Borrowers or any of the Borrowers’ Subsidiaries.

(ii)For purposes of determining compliance with this Section 7.02(a), (i) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of permitted Liens (or any portion thereof) described in the definition of “Permitted Liens” or pursuant to Section 7.02(a)(i) but may be permitted in part under any combination

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thereof and (ii) in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Liens (or any portion thereof) described in the definition of “Permitted Liens” or pursuant to Section 7.02(a)(i), the Borrowers may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if Incurred at such later time), such Lien securing such item of Indebtedness (or any portion thereof) in any manner that complies with this covenant and will be entitled to only include the amount and type of such Lien or such item of Indebtedness secured by such Lien (or any portion thereof) in one of the categories of permitted Liens (or any portion thereof) described in the definition of “Permitted Liens” or pursuant to Section 7.02(a)(i) and, in such event, such Lien securing such item of Indebtedness (or any portion thereof) will be treated as being Incurred or existing pursuant to only such clause or clauses (or any portion thereof) or pursuant to Section 7.02(a)(i) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Liens or Indebtedness that may be Incurred pursuant to any other clause or paragraph (or portion thereof) at such time. In addition, with respect to any revolving loan Indebtedness or commitment to Incur Indebtedness that is designated to be Incurred on any Deemed Date pursuant to Section 7.02(v)(iii)(C), any Lien that does or that shall secure such Indebtedness may also be designated by the Borrowers or any Subsidiary to be Incurred on such Deemed Date and, in such event, any related subsequent actual Incurrence of such Lien shall be deemed for all purposes under this Agreement to be Incurred on such prior date, including for purposes of calculating usage of any “Permitted Lien” (and any calculations on and after the Deemed Date until the termination of such commitments shall be made on a pro forma basis after giving effect to the deemed Incurrence or issuance and related transactions in connection therewith).

(iii)With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the Incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms or in the form of common stock of the Borrowers, the payment of dividends on Preferred Stock in the form of additional shares of Preferred Stock of the same class, accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increases in the value of property securing Indebtedness described in clause (3) of the definition of “Indebtedness.”

(b)[Reserved].

(c)Fundamental Changes; Dispositions.

(i)Fundamental Changes.

(A)[Reserved].

(B)Exela Finance may not, directly or indirectly, consolidate, amalgamate or merge with or into or wind up or convert into (whether or not Exela Finance is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or

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substantially all of its properties or assets in one or more related transactions, to any Person unless Exela Finance is the surviving Person.

(C)No Guarantor shall, and the Borrowers shall not permit any Subsidiary that is a Guarantor to, consolidate, amalgamate or merge with or into or wind up into (whether or not such Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless (A) such Guarantor is the surviving Person or (B) such sale or disposition or consolidation, amalgamation or merger is not in violation of Section 7.02(c)(ii).

Notwithstanding the foregoing, a Subsidiary that is a Guarantor may merge, amalgamate or consolidate with a Borrower or any other Subsidiary that is a Guarantor.

In addition, notwithstanding the foregoing, a Guarantor may consolidate, amalgamate or merge with or into or wind up into, liquidate, dissolve, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (collectively, a “Transfer”) to the Borrowers or any of the Borrowers’ Subsidiaries that is a Guarantor.

(ii)Dispositions. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to make any Disposition, whether in one transaction or a series of related transactions, of all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may make Permitted Dispositions.

(d)Change in Nature of Business.

(i)The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l).

(ii)The Borrowers shall not permit the Parent to own material assets (other than the equity interests of its subsidiaries), or engage in operations or business activities, except to the extent such assets, operations, or activities are (A) customary or incidental to the Parent’s status and functions as a publicly traded holding company, including raising capital, administering equity plans, compliance with applicable laws, regulations, and reporting obligations, or (B) related to the ownership, management, or oversight of its subsidiaries.

(e)Loans, Advances, Investments, Etc.  The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to make or commit or agree to make, or permit any of its Subsidiaries make or commit or agree to make, any Investment in any other Person except for Permitted Investments.

(f)Sale/Leaseback Transactions.  The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to enter into, or permit any of its Subsidiaries to enter into, any Sale/Leaseback Transaction.

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(g)[Reserved].

(h)Restricted Payments.

(i)The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to, directly or indirectly:

(A)declare or pay any dividend or make any distribution on account of any of the Borrowers or any of its Subsidiaries including any payment made in connection with any merger, amalgamation or consolidation involving the Borrowers (other than (A) dividends or distributions payable solely in Equity Interests (other than Disqualified Stock) of the Borrowers; or (B) dividends or distributions by a Subsidiary, so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Subsidiary that is not a Wholly Owned Subsidiary, the Borrowers or a Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities), respectively;

(B)purchase or otherwise acquire or retire for value any Equity Interests of the Borrowers or any direct or indirect parent of the Borrowers;

(C)make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case prior to any scheduled repayment or scheduled maturity, any Subordinated Indebtedness of a Borrower or any Guarantor (other than the payment, redemption, repurchase, defeasance, acquisition or retirement of (A) Subordinated Indebtedness other than the Exit Notes in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement, (B) the Exit Notes in accordance with the terms of the Super Senior Intercreditor Agreement, (C) the B. Riley Credit Agreement and (D) Indebtedness permitted under clauses (G) and (I) of Section 7.02(v)(ii));

(D)make any Restricted Investment;

(E)make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, at maturity thereof or otherwise, any Indebtedness (other than the Loans and the Exit Notes) owed to any Affiliate of the Borrowers that is not a Borrower, a Subsidiary of the Borrowers or a Guarantor; or

(F)[reserved];

(all such payments and other actions set forth in clauses (A) through (E) above being collectively referred to as “Restricted Payments”).

(ii)The provisions of Section 7.02(h)(i) shall not prohibit:

(A)the payment of any dividend or distribution or the consummation of any redemption within 60 days after the date of declaration thereof, if at the

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date of declaration or the giving notice of such redemption, as applicable, such payment would have otherwise complied with the provisions of this Agreement;

(B)[reserved];

(C)the redemption, repurchase, defeasance, or other acquisition or retirement of Subordinated Indebtedness of a Borrower or Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Subordinated Indebtedness of such Borrower or Guarantor, which is Incurred in accordance with Section 7.02(v) so long as:

(1)the principal amount (or accreted value, if applicable) of such new Indebtedness does not exceed the principal amount (or accreted value, if applicable), plus any accrued and unpaid interest, of the Subordinated Indebtedness being so redeemed, repurchased, defeased, acquired or retired for value (plus the amount of any premium required to be paid under the terms of the instrument governing the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired, any tender premiums, plus any defeasance costs, fees and expenses incurred in connection therewith),

(2)such Indebtedness is subordinated to the Obligations or the related Guaranty of such Guarantor, as the case may be, on terms acceptable to the Agents and the Required Lenders, at least to the same extent as such Subordinated Indebtedness so purchased, exchanged, redeemed, repurchased, defeased, acquired or retired for value,

(3)such Indebtedness has a final scheduled maturity date equal to or later than the earlier of (x) the final scheduled maturity date of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired and (y) 91 days following the last maturity date of any Obligations then outstanding, and

(4)such Indebtedness has a Weighted Average Life to Maturity at the time Incurred which is not less than the shorter of (x) the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so redeemed, repurchased, defeased, acquired or retired and (y) the Weighted Average Life to Maturity that would result if all payments of principal on the Subordinated Indebtedness being redeemed, repurchased, defeased, acquired or retired that were due on or after the date that is one year following the last maturity date of any Exit Notes then outstanding were instead due on such date;

(D)[reserved];

(E)the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Borrowers or any Subsidiary issued or incurred in accordance with Section 7.02(v);

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(F)[reserved].

(G)[reserved];

(H)[reserved];

(I)[reserved];

(J)[reserved];

(K)[reserved];

(L)with respect to any taxable period (or portion thereof) for which the Borrowers and any of their Subsidiaries are members (or are disregarded from a member) of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal and/or applicable state or local income tax purposes of which Parent is the common parent, dividends or distributions by the Borrowers or such applicable Subsidiaries, as the case may be, to such direct or indirect parent of the Borrowers in an amount not to exceed the lesser of (i) the sum of the amount of the relevant U.S. federal, state, local or foreign income Taxes reduced by any such income Taxes directly paid or withheld at the level of the Borrowers or such Subsidiaries or (ii) the amount of any U.S. federal, state, local or non-U.S. income taxes that the Borrowers and/or its Subsidiaries, as applicable, would have paid for such taxable period (taking into account prior year losses) had the Borrowers and/or its Subsidiaries, as applicable, been a stand-alone corporate taxpayer or a stand-alone corporate group; provided that distributions pursuant to this clause shall not exceed the actual Tax liability of Parent in respect of the relevant U.S. federal, state, local or non-U.S. income Taxes;

(M)any Restricted Payment in amounts required for any direct or indirect parent of the Lead Borrower to pay fees and expenses (including franchise or similar taxes) required to maintain its corporate existence, customary salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers and employees of any direct or indirect parent of the Lead Borrower and general corporate operating and overhead expenses of any direct or indirect parent of the Lead Borrower in each case to the extent such fees and expenses are attributable to the ownership or operation of the Lead Borrower if applicable, and its Subsidiaries, provided that the allocation of such fees and expenses attributable to the ownership or operation of the Lead Borrower and its Subsidiaries shall be determined in the aggregate based on the proportion of revenues of the Lead Borrower and its Subsidiaries to the revenues of all subsidiaries of such direct or indirect parent of the Lead Borrower;

(N)repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(O)[reserved];

(P)[reserved];

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(Q)[reserved];

(R)payments or distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of all or substantially all of the assets of the Borrowers and the Subsidiaries, taken as a whole, that complies with Section 7.02(c)(i);

(S)any Restricted Payment used to fund amounts owed by and attributable to the Borrowers in connection with the Transactions and the payment of fees and expenses Incurred by and attributable to the Borrowers in connection with the Transactions or owed by the Borrowers in each case to the extent permitted by Section 7.02(j);

(T)any Restricted Payment used to fund the payment of professional fees and expenses of Loeb & Loeb LLP in connection with the Transactions and Specified Professional Fees;

(U)[reserved]; and

(V)any Person may make distributions to minority shareholders of any Subsidiary that is acquired pursuant to an acquisition or Investment permitted under this Agreement pursuant to appraisal or dissenters’ rights with respect to shares of such Subsidiary held by such shareholders;

provided, that any Restricted Payments made with property other than cash shall be calculated using the Fair Market Value (as determined in good faith by the Borrower) of such property.

Notwithstanding the foregoing or any other term of this Agreement, the Lead Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, invest, transfer, dispose, sell or otherwise convey any Material Property, a material portion of the assets constituting Collateral or Intellectual Property to any Affiliate of the Lead Borrower other than the Lead Borrower or any Guarantor; provided, however the foregoing shall not prohibit the entry into the non-exclusive intellectual property licenses (i) set forth on Schedule 7.02(h) hereto as of the date hereof and (ii) on and after the date consistent with Schedule 7.02(h) or otherwise in the ordinary course of business consistent with past practice.

The Borrowers, in their sole discretion, may classify any Restricted Payment or Permitted Investment as being made in part under one of the clauses or subclauses of this Section 7.02(h) or under one of the clauses or subclauses of the definition of “Permitted Investments” and in part under one or more other such clauses or subclauses; provided, further, that, notwithstanding anything in this Section 7.02(h)  to the contrary, Investments in Subsidiaries that are not Guarantors shall only be permitted to be made pursuant to clauses (9), (11), (16), (18) and (21) of the definition of “Permitted Investments.”

(i)Federal Reserve Regulations.  The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

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(j)Transactions with Affiliates.

(i)The Borrowers shall not and shall not permit any of their Subsidiaries, to, in each case, directly or indirectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrowers (each of the foregoing, an “Affiliate Transaction”) involving aggregate consideration in excess of $5,000,000, unless:

(A)such Affiliate Transaction is in the ordinary course of business and on terms that are not materially less favorable to the Borrowers or the relevant Subsidiary than those that could have been obtained in a comparable transaction by the Borrowers or such Subsidiary with an unrelated Person; and

(B)with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $25,000,000, the Borrowers delivers to the Administrative Agent (i) a resolution adopted in good faith by a majority of disinterested directors of the Board of Directors of the Parent (or the committee thereof comprised of disinterested directors tasked with the review of such transactions), approving such Affiliate Transaction and set forth in an Officer’s Certificate certifying that such Affiliate Transaction complies with clause (i) above or (ii) if there are no directors on the Board of Directors of the Parent (or in the committee thereof comprised of disinterested directors tasked with the review of such transactions),that are disinterested with respect to such transaction(s), a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrowers or Subsidiary from a financial point of view.

(ii)The provisions of Section 7.02(j)(i) shall not apply to the following:

(A)transactions between or among the Borrowers and/or any of their Subsidiaries (or an entity that becomes a Subsidiary as a result of such transaction) in the ordinary course of business and any merger, consolidation or amalgamation of the Borrowers and any direct parent of the Borrowers; provided, that such parent shall have no material liabilities and no material assets other than cash, Cash Equivalents and the Capital Stock of the Borrowers and such merger, consolidation or amalgamation is otherwise in compliance with the terms of this Agreement and effected for a bona fide business purpose;

(B)(i) sales or contributions of Receivables Assets by (A) each Exar Originator to Exar SPV and (B) Exar SPV to the Exar Buyer pursuant to the Exar Facility in effect as of the date hereof or (ii) the purchase of participation interests by any Loan Party in the B. Riley Credit Agreement;

(C)the payment of reasonable and customary fees and reimbursement of expenses paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Borrowers, any Subsidiary, or any direct or indirect parent of the Borrowers in the ordinary course of business; provided, that the payment of any such fees or

~~172813757_2~~

reimbursements to, on behalf of, or for the account of, shareholders of Parent, Affiliates of Parent or any of their respective Affiliates (other than the Parent and its Subsidiaries) shall not be permitted other than payment or reimbursement of fees and expenses incurred by Ernst & Young in connection with Ernst & Young’s determination or re-determination (if any) of the Transaction Tax Liability (as defined in the Restructuring Plan), and provided, further, that no such payments shall be permitted under this clause (C) to any of ETI or its Affiliates (other than the Parent and its Subsidiaries) for, or in respect of, or as reimbursement for, any consultants;

(D)transactions in which the Borrowers or any Subsidiary of the Borrowers as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrowers or such Subsidiary from a financial point of view or meets the requirements of clause (A) of Section 7.02(j)(i);

(E)payments of compensation in the ordinary course of business to officers, directors, employees or consultants which are approved by a majority of the Board of Directors of the Lead Borrower in good faith;

(F)issuance, transfer or assignment of Loans in accordance with the terms hereof and performance of the Obligations hereunder and issuance, transfer or assignment of Exit Notes in accordance with the terms of the Exit Notes Indenture and performance of the obligations thereunder.

(G)the existence of, or the performance by the Borrowers or any Subsidiary of the Borrowers of its obligations under the terms of, any stockholders or similar agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Effective Date and any amendment thereto or similar transactions, agreements or arrangements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Borrowers or any Subsidiary of the Borrowers of its obligations under, any future amendment to any such existing transaction, agreement or arrangement or under any similar transaction, agreement or arrangement entered into after the Effective Date shall only be permitted by this clause (G) to the extent that the terms of any such existing transaction, agreement or arrangement together with all amendments thereto, taken as a whole, or new transaction, agreement or arrangement are not otherwise more disadvantageous to the Lenders in any material respect than the original transaction, agreement or arrangement as in effect on the Effective Date, as determined in good faith by the Borrowers;

(H)the execution of the Transactions and the payment of professional fees and expenses in connection therewith;

(I)(1) transactions with customers, clients, suppliers or purchasers or sellers of goods or services, or transactions otherwise relating to the purchase or sale of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement, which are fair to the Borrowers and the Subsidiaries of the Borrowers in the reasonable determination of the Board of Directors of the

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Lead Borrower or (2) transactions with joint ventures entered into in the ordinary course of business;

(J)transactions pursuant to any Permitted Securitization Financing;

(K)the issuance of Equity Interests (other than Disqualified Stock) of the Borrowers to any Person;

(L)the issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock option and stock ownership plans or similar employee benefit plans approved by the Board of Directors of Borrower or any direct or indirect parent of the Borrowers or of a Subsidiary of the Borrowers as appropriate, in good faith;

(M)the entering into of any tax sharing agreement or arrangement that complies with Section 7.02(h)(ii)(L) and the performance under any such agreement or arrangement;

(N)any contribution to the capital of the Borrower;

(O)transactions permitted by, and complying with, Section 7.02(c)(i);

(P)transactions between the Borrowers or any of their Subsidiaries and any Person that would constitute an Affiliate Transaction solely because a director of such other Person is also a director of the Borrowers or any direct or indirect parent of the Borrower; provided, however, that such director abstains from voting as a director of the Borrowers or such direct or indirect parent, as the case may be, on any matter involving such other Person;

(Q)[reserved];

(R)the formation and maintenance of any consolidated group or subgroup for tax, accounting or cash pooling or management purposes in the ordinary course of business;

(S)[reserved];

(T)[reserved];

(U)intercompany transactions for the purpose of improving the consolidated tax efficiency of the Borrowers and their respective Subsidiaries and not for the purpose of circumventing any covenant set forth in this Agreement;

(V)[reserved]; and

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(W)any agreements or arrangements between a third party and an Affiliate of the Borrowers that are acquired or assumed by the Borrowers or any Subsidiary in connection with an acquisition or merger of such third party (or assets of such third party) by or with the Borrowers or any Subsidiary; provided, that (A) such acquisition or merger is permitted under this Agreement and (B) such agreements or arrangements are undertaken in good faith and not entered into in contemplation of such acquisition or merger or otherwise for the purpose of avoiding the restrictions imposed by this Section 7.02(j).

(iii)Notwithstanding the foregoing or anything in this Agreement to the contrary, with respect to any Disposition or other sale, lease, transfer or other disposition of any property or asset with a Fair Market Value of or involving aggregate consideration in excess of $5,000,000 to an Affiliate (other than to the Borrowers or a Subsidiary of the Borrower), whether in a single transaction or series of related transactions, such Disposition or other disposition (A) shall be on terms that are not less favorable to the Borrowers or Subsidiary of the Borrowers than those that could have been obtained in a comparable transaction by the Borrowers or such Subsidiary with an unrelated Person, and the transferor shall have received a letter from an Independent Financial Advisor hired by a majority of the disinterested directors of the Board of Directors of the Lead Borrower stating that such transaction is fair to the transferor from a financial point of view, (B) shall be made for no less than Fair Market Value, and (C) 100% of the consideration therefor shall be in cash.

(k)Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries, to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Subsidiary, to:

(i)(A) pay dividends or make any other distributions to the Borrowers or any Subsidiary, respectively, (1) on its Capital Stock; or (2) with respect to any other interest or participation in, or measured by, its profits; or (B) pay any Indebtedness owed to the Borrowers or any Subsidiary of the Borrowers, respectively;

(ii)make loans or advances to the Borrowers or any Subsidiary of the Borrowers, respectively; or

(iii)sell, lease or transfer any of its properties or assets to the Borrowers or any Subsidiary of the Borrowers, respectively; except in each case for such encumbrances or restrictions existing under or by reason of:

(1)(A) contractual encumbrances or restrictions in effect on the Effective Date and described in Schedule 7.02(k)(iii)(1) hereto and (B) contractual encumbrances or restrictions pursuant to the Exit Notes Indenture and related documents, the ABL Facility and related documents, the B. Riley Credit Agreement and related documents and, in each case, any similar contractual encumbrances or restrictions or any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings of such agreements or instruments to the extent not materially more restrictive with

~~172813757_2~~

respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(2)the Loan Documents;

(3)applicable law or any applicable rule, regulation or order;

(4)any agreement or other instrument of a Person acquired by the Borrowers or any Subsidiary which was in existence at the time of such acquisition (but not created in contemplation thereof or to provide all or any portion of the funds or credit support utilized to consummate such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired;

(5)contracts or agreements for the sale of assets, including any restriction with respect to a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Capital Stock or assets of such Subsidiary;

(6)Secured Indebtedness otherwise permitted to be Incurred pursuant to Section 7.02(v) that limit the right of the debtor to dispose of the assets securing such Indebtedness;

(7)restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(8)customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business;

(9)purchase money obligations for property acquired and Capitalized Lease Obligations in the ordinary course of business that impose restrictions of the nature discussed in Section 7.02(k)(iii) above on the property so acquired;

(10)customary provisions contained in leases, licenses and other similar agreements entered into in the ordinary course of business or consistent with industry norm;

(11)in the case of Section 7.02(k)(iii) above, any encumbrance or restriction that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license (including without limitation, licenses of intellectual property) or other contracts;

(12)any encumbrances or restrictions of a Special Purpose Securitization Subsidiary effected in connection with a Permitted Securitization

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Financing; provided, however, that such restrictions apply only to such Special Purpose Securitization Subsidiary;

(13)other Indebtedness, Disqualified Stock or Preferred Stock (a) of the Borrowers or any Subsidiary that is a Borrower, a Guarantor or a Foreign Subsidiary or (b) of any Subsidiary that is not a Borrower, a Guarantor or a Foreign Subsidiary so long as such encumbrances and restrictions contained in any agreement or instrument will not materially affect the Borrowers’ ability to make anticipated principal or interest payments on the Exit Notes (as determined in good faith by the Borrower), provided, that in the case of each of clauses (a) and (b), such Indebtedness, Disqualified Stock or Preferred Stock is permitted to be Incurred subsequent to the Effective Date pursuant to Section 7.02(v);

(14)any Restricted Investment not prohibited by Section 7.02(h) and any Permitted Investment; or

(15)any encumbrances or restrictions of the type referred to in Section 7.02(k)(i), (ii) or (iii) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (14) above; provided, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrowers, not materially more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

For purposes of determining compliance with this Section 7.02(k), (i) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Capital Stock and (ii) the subordination of loans or advances made to the Borrowers or a Subsidiary to other Indebtedness Incurred by the Borrowers or any such Subsidiary shall not be deemed a restriction on the ability to make loans or advances.

(l)Limitations on Negative Pledges. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.02(v) of this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iii) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary

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pending such sale or other disposition; provided, that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, and (iv) customary provisions in leases restricting the assignment or sublet thereof.

(m)Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to:

(i)other than as permitted under the Intercreditor Agreements, amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on such Indebtedness, or would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders or the issuer of such Indebtedness in any respect;

(ii)except for the Obligations or as permitted by the Intercreditor Agreements, make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto or the Intercreditor Agreements;

(iii)(a) amend, modify or otherwise change, or permit any Subsidiary to amend, modify or otherwise change, any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Equity Interests, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, provided, that no such amendment, modification or change or new agreement or arrangement shall provide for any plan of division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or other comparable event under any jurisdiction’s law) or (b) amend, modify or otherwise change the tax designation (i.e. corporation, partnership, etc.) of Parent or its Subsidiaries (or any direct or indirect parent of Parent) in a manner that would cause an adverse tax consequence to the Parent or any of its Subsidiaries; or

(n)Investment Company Act of 1940. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

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(o)ERISA and Canadian Pension Events. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to (i) cause or fail to prevent, or permit any of its ERISA Affiliates to cause or fail to prevent, an ERISA Event or Canadian Pension Event, or (ii) adopt, or permit any of its ERISA Affiliates to adopt, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA that provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or other Requirements of Law.

(p)Environmental. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials on, in, at, under or from any property owned, leased or operated by it or any of its Subsidiaries, except in compliance with Environmental Laws (other than any noncompliance that could not reasonably be expected to result in any material Environmental Liability).

(q)Accounting Methods. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to modify or change, or permit any of its Subsidiaries to modify or change, its method of accounting or accounting principles from those utilized in the preparation of the Financial Statements (other than as may be required to conform to GAAP or as may be necessary in connection with the Borrowers’ emergence from bankruptcy, including adjustments made to reflect fresh-start accounting or other similar restructuring adjustments).

(r)Sanctioned Persons; Anti-Corruption Laws; Anti-Money Laundering Laws. The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to make to:

(i)conduct, nor permit any of its Subsidiaries to conduct, any business or engage in any transaction or deal with or for the benefit of any Sanctioned Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Sanctioned Person; or

(ii)use, nor permit any of its Subsidiaries to use, directly or indirectly, any of the proceeds of any Loan, (A) to fund any activities or business of or with any Sanctioned Person or in any other manner that would result in a violation of any Sanctions by any Person (including by any Person participating in any Loan, whether as underwriter, advisor, investor or otherwise), or (B) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law.

(s)Liability Management Transactions. The Borrowers shall not, and shall not permit any of their Subsidiaries to, enter into any Liability Management Transaction; provided, that Borrowers and/or its Subsidiaries shall be permitted to enter into a Liability Management Transaction so long as each Lender is offered a bona fide right to participate in such Liability Management Transaction, on a pro rata basis, on not less than five (5) Business Days' notice prior to the deadline established by Borrowers to elect to participate in such Liability Management Transaction.

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(t)Canadian Defined Benefit Plans. No Loan Party shall establish, sponsor, maintain, administer, contribute to or otherwise incur liability under any Canadian Defined Benefit Plan or acquire an interest in any Person that sponsors, maintains, administers, contributes to or otherwise has incurred liability under any Canadian Defined Benefit Plan.

(u)Reserved.

(v)Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.

(i)(A)The Borrowers shall not, and shall not permit any of the Borrowers’ Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) or issue any shares of Disqualified Stock and (B) the Borrowers shall not permit any of their Subsidiaries (other than any Subsidiary that is a Guarantor) to issue any shares of Preferred Stock; provided, however, that a Borrower and any Guarantor may Incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, in each case, in an aggregate amount not to exceed $25,000,000, if (I) the Fixed Charge Coverage Ratio of the Borrowers for the most recently ended four full fiscal quarters for which financial statements have been delivered to the Administrative Agent immediately preceding the date on which such additional Indebtedness is Incurred or such Disqualified Stock is issued would have been at least 2.00 to 1.00 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been Incurred, or the Disqualified Stock had been issued, as the case may be, and the application of proceeds therefrom had occurred at the beginning of such four-quarter period and (II) such Indebtedness is subordinated in right of payment to the Obligations and if secured, subordinated in respect of lien priority to the Liens securing the Obligations on terms acceptable to the Agents and the Required Lenders; provided, further, that (x) any Subsidiary that is not a Borrower or a Guarantor may not incur Indebtedness or issue shares of Disqualified Stock or Preferred Stock; and (y) any Indebtedness Incurred pursuant to this Section 7.02(v)(i) shall be subordinated in right of payment to the Obligations and if secured, subordinated in respect of lien priority to the Liens securing the Obligations on terms acceptable to the Agents and the Required Lenders.

(ii)The limitations set forth in Section 7.02(v)(i) shall not apply to:

(A)the Incurrence by the Borrowers or any Subsidiary of (1) the Obligations, (2) Permitted Securitization Financings, plus (3) up to an additional aggregate principal amount of $5,000,000, so long as the Senior Secured Leverage Ratio for the most recently ended four full fiscal quarters for which financial statements have been delivered to the Administrative Agent, determined on a pro forma basis, does not exceed 3.75 to 1.00;

(B)Indebtedness of the Borrowers or any Subsidiary in respect of (1) the Exit Notes issued on the Effective Date, (2)(I) the ABL Facility in an aggregate principal amount outstanding at any time not to exceed the lesser of (x) $150,000,000 and (y) the Borrowing Base (as defined in the ABL Credit Agreement as in effect as of the date hereof) at such time and (II) the B. Riley Credit Agreement in an aggregate principal amount outstanding at any time (after giving effect to the transactions occurring on the Effective Date) not to exceed $22,500,000; provided that such Indebtedness under the B. Riley Credit Agreement shall not be

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permitted after March 31, 2027, (3) the GUC Payment Obligations, (4) Additional Notes issued in connection with the ETI Funding Obligation and (5) Additional Notes issued other than in connection with the ETI Funding Obligation in an amount not to exceed $10,000,000;

(C)Indebtedness existing on the Effective Date and described on Schedule 7.02(v) hereto (other than Indebtedness described in clauses (A) or (B) of this Section 7.02(v)(ii));

(D)(1) Indebtedness (including Capitalized Lease Obligations) Incurred by the Borrowers or any Subsidiary, Disqualified Stock issued by the Borrowers or any Subsidiary and Preferred Stock issued by any Subsidiary to finance (whether prior to or within 180 days after) the acquisition, lease, construction, repair, replacement or improvement by such Person of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets) in an aggregate principal amount that, when aggregated with the principal amount or liquidation preference of all other Indebtedness, Disqualified Stock or Preferred Stock then outstanding and Incurred pursuant to this clause (D)(1), together with any Refinancing Indebtedness in respect thereof Incurred pursuant to clause (O) below, does not exceed $35,000,000 (plus, in the case of any Refinancing Indebtedness, the Additional Refinancing Amount); and (2) Capitalized Lease Obligations or other obligations or deferrals attributable to capital spending or other funds made available by suppliers in connection with any sale and leaseback arrangements not in violation of this Agreement;

(E)Indebtedness Incurred by the Borrowers or any Subsidiary of the Borrowers owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrowers or any of the Borrowers’ Subsidiaries , respectively, pursuant to reimbursement or indemnification obligations to such Person, in each case, provided in the ordinary course of business or consistent with industry practices;

(F)Indebtedness arising from agreements of the Borrowers or any Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, Incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition, in each case, to the extent such obligation or transaction is permitted by this Agreement;

(G)Indebtedness of the Borrowers to any of its Subsidiaries; provided, that (x) any such Indebtedness owed to a Subsidiary that is not a Borrower or a Subsidiary that is a Guarantor is subordinated in right of payment to the Obligations on terms acceptable to the Agents and the Required Lenders and (y) the aggregate amount of all Indebtedness owed to a Loan Party by any Subsidiary that is not a Loan Party shall not exceed $25,000,000; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Borrowers or another Subsidiary of the Borrowers or any pledge of such Indebtedness constituting a Permitted Lien but not the

~~172813757_2~~

transfer thereof upon foreclosure) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (G);

(H)shares of Preferred Stock of a Subsidiary issued to the Borrowers or another Subsidiary; provided, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any Subsidiary that holds such shares of Preferred Stock of another Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Borrowers or another Subsidiary) shall be deemed, in each case, to be an issuance of shares of Preferred Stock not permitted by this clause (H);

(I)Indebtedness of any Subsidiary to the Borrowers or any other Subsidiary; provided, that (x) if a Subsidiary that is a Guarantor incurs such Indebtedness to a Subsidiary that is not a Borrower or a Guarantor, such Indebtedness is subordinated in right of payment to the Guaranty of such Subsidiary pursuant to the Intercompany Subordination Agreement and (y) if any Subsidiaries that are not a Guarantor incur Indebtedness to any Borrower or Guarantor, the aggregate amount of such Indebtedness shall not exceed $25,000,000; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any Subsidiary of the Borrowers holding such Indebtedness ceasing to be a Subsidiary of the Borrowers or any other subsequent transfer of any such Indebtedness (except to the Borrowers or another Subsidiary of the Borrowers or any pledge of such Indebtedness constituting a Permitted Lien but not the transfer thereof upon foreclosure) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (I);

(J)Hedging Obligations by a Person that are not incurred for speculative purposes but (A) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness of such Person that is permitted by the terms of this Agreement to be outstanding; (B) for the purpose of fixing or hedging currency exchange rate risk of such Person with respect to any currency exchanges; or (C) for the purpose of fixing or hedging commodity price risk of such Person with respect to any commodity purchases or sales and, in each case, extensions or replacements thereof;

(K)Indebtedness of the Borrowers and the Subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case, reasonably required in the conduct of their respective business (giving effect to any growth or expansion of such business permitted hereunder), including those incurred to secure health, safety, insurance and environmental obligations of the Borrowers and the Subsidiaries, respectively, as conducted in accordance with good and prudent business industry practices and otherwise as permitted by this Agreement;

(L)Indebtedness (x) incurred to finance an acquisition or (y) of Persons that are acquired, in each case so long as (A)(i) the Borrowers would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in clause (v)(i) above or (ii) the Fixed Charge Coverage Ratio of the Borrowers would be no less than immediately prior to such acquisition, (B) the aggregate principal amount of Indebtedness under clause (L)(x) shall not exceed $10,000,000, and (C) any such Indebtedness

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shall be subordinated in right of payment to the Obligations on terms acceptable to the Agents and the Required Lenders ;

(M)[reserved];

(N)any guarantee by the Borrowers or any Subsidiary of Indebtedness or other obligations of the Borrowers or any Subsidiary so long as the Incurrence of such Indebtedness or other obligations by the Borrowers or such Subsidiary is permitted under the terms of this Agreement; provided, that (A) if such Indebtedness is by its express terms subordinated in right of payment to the Obligations or the Guaranty of the Borrowers or such Subsidiary, as applicable, any such guarantee with respect to such Indebtedness shall be subordinated in right of payment to the Obligations or such Guaranty, as applicable, substantially to the same extent as such Indebtedness is subordinated to the Obligations or the Guaranty, as applicable, and (B) if such guarantee is of Indebtedness of the Borrowers such guarantee is Incurred in accordance with, or not in contravention of, Section 7.01(b) solely to the extent Section 7.01(b) is applicable;

(O)the Incurrence by the Borrowers or any of their Subsidiaries of Indebtedness or Disqualified Stock or Preferred Stock of a Subsidiary that serves to refund, refinance or defease any Indebtedness Incurred or Disqualified Stock or Preferred Stock issued as permitted under clauses (A)(3), (B)(2)(II), (C), (D)(1), (L), (P), (T) and (W) of this Section 7.02(v)(ii) in an aggregate amount not to exceed the then- outstanding principal amount (or, if applicable, the liquidation preference face amount of the Indebtedness, Disqualified Stock or Preferred Stock being so refunded, refinanced or defeased), together with any accrued interest and any related fees, expenses and premiums (subject to the following proviso, “Refinancing Indebtedness”) prior to its respective maturity; provided, however, that such Refinancing Indebtedness:

(1)has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is Incurred which is not less than the shorter of (x) the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being refunded, refinanced or defeased and (y) the Weighted Average Life to Maturity that would result if all payments of principal on the Indebtedness, Disqualified Stock and Preferred Stock being refunded or refinanced that were due on or after the date that is one year following the last maturity date of the Obligations;

(2)to the extent such Refinancing Indebtedness refinances (a) Indebtedness subordinated in right of payment to the Obligations or a Guaranty, as applicable, such Refinancing Indebtedness is subordinated in rights of payment to the Obligations or the Guaranty, as applicable, on terms acceptable to the Agents and the Required Lenders or (b) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness is Disqualified Stock or Preferred Stock;

(3)shall not have any of the Lead Borrower or any Subsidiary of the Lead Borrower as an obligor thereon except to the extent such Person was an obligor on the Indebtedness being extended, refinanced or

~~172813757_2~~

modified, and shall not be secured by any Lien on any asset other than the assets that secured such Indebtedness being extended, refinanced or modified or, if applicable, shall be unsecured;

(4)shall not (if secured) have a Lien priority greater than such Indebtedness being extended, refinanced or modified; and

(5)shall not include Indebtedness (including any guarantees) of a Subsidiary that is not a Borrower or a Guarantor that refinances Indebtedness of a Borrower or a Subsidiary that is a Guarantor;

(P)Indebtedness, Disqualified Stock or Preferred Stock of (A) the Borrowers or any Subsidiary incurred to finance an acquisition or (B) Persons that are acquired by the Borrowers or any Subsidiary or merged, consolidated or amalgamated with or into the Borrowers or any Subsidiary in accordance with the terms of this Agreement; provided, that after giving effect to such acquisition or merger, consolidation or amalgamation, either:

(1)the Borrowers would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 7.02(v)(i); or

(2)the Fixed Charge Coverage Ratio of the Borrowers would be no less than immediately prior to such acquisition or merger, consolidation or amalgamation;

provided, further, that (x) the aggregate principal amount of Indebtedness under this clause (P) (solely if incurred in contemplation of such acquisition or merger, consolidation or amalgamation), together with any Refinancing Indebtedness in respect thereof incurred under clause (O) hereof, shall not exceed $10,000,000 (plus, in the case of any Refinancing Indebtedness, the Additional Refinancing Amount) (y) any Indebtedness Incurred pursuant to this clause (P) shall be subordinated in right of payment to the Obligations on terms acceptable to the Agents and the Required Lenders;

(Q)[reserved];

(R)Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business (provided, that such Indebtedness is extinguished within five Business Days of its Incurrence) or other cash management services in the ordinary course of business;

(S)Indebtedness of the Borrowers or Subsidiary supported by a letter of credit or bank guarantee issued pursuant to Bank Indebtedness, in a principal amount not in excess of the stated amount of such letter of credit;

(T)Indebtedness of any Subsidiary that is not a Borrower or a Guarantor; provided, however, that the aggregate principal amount of Indebtedness Incurred under this clause (T), when aggregated with the principal amount of all other Indebtedness then

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outstanding and Incurred pursuant to this clause (T), together with Refinancing Indebtedness in respect thereof Incurred pursuant to clause (O) hereof, does not exceed $4,000,000 (plus, in the case of any Refinancing Indebtedness, the Additional Refinancing Amount);

(U)Indebtedness of the Borrowers or Subsidiary consisting of (A) the financing of insurance premiums or (B) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(V)Indebtedness of the Borrowers and its respective Subsidiaries in respect of letters of credit, bank guarantees, warehouse receipts or similar instruments issued to support their respective performance obligations and trade letters of credit (other than obligations in respect of other Indebtedness) in the ordinary course of business;

(W)Indebtedness, Incurred on behalf of, or representing guarantees of Indebtedness of, joint ventures of the Borrowers and any Subsidiary; provided, however, that the aggregate principal amount of Indebtedness Incurred under this clause (W), when aggregated with the principal amount of all other Indebtedness then outstanding and Incurred pursuant to this clause (W), together with any Refinancing Indebtedness in respect thereof Incurred pursuant to clause (O) hereof, does not exceed $10,000,000 and provided, further, that any Indebtedness Incurred or guaranteed by a Loan Party pursuant to this clause (W) shall be subordinated in right of payment to the Obligations on terms acceptable to the Agents and the Required Lenders;

(X)to the extent constituting Indebtedness of the Borrowers and the Subsidiaries, all premium (if any), defeasance costs, interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on Indebtedness otherwise permitted to be incurred pursuant to this Section 7.02(v);

(Y)Indebtedness in respect of Obligations of the Borrowers or Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services for such Person; provided, that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money or any Hedging Obligations;

(Z)[reserved].

(AA)deposits raised by any Subsidiary that is subject to state and/or federal banking regulations that constitute Indebtedness owing to such depositor;

(BB)Indebtedness consisting of earn outs and obligations of the Borrowers or Subsidiary under deferred compensation or other similar arrangements incurred by such Person in connection with any Permitted Investment by such Person;

(CC)customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; and

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(DD)obligations in respect of Cash Management Agreements.

(iii)For purposes of determining compliance with this Section 7.02(v):

(A)in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) meets the criteria of more than one of the categories of permitted Indebtedness described in clauses (A) through (DD) of Section 7.02(v)(ii) above or is entitled to be Incurred or issued pursuant to Section 7.02(v)(i), then the Borrowers may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if Incurred at such later time), such item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) in any manner that complies with this Section 7.02(v); provided, that (1) any Exit Notes issued on the Effective Date (but for the avoidance of doubt, not any Additional Notes) and Indebtedness under the ABL Facility and B. Riley Credit Agreement shall be incurred under clauses (B)(1) and (B)(2) of Section 7.02(v)(ii), (2) the Obligations shall be incurred under clause (A)(1) of Section 7.02(v)(ii), (3) any Permitted Securitization Financing shall be incurred under clause (A)(3) of Section 7.02(v)(ii), (4) the GUC Payment Obligations shall be incurred under clause (B)(3) of Section 7.02(v)(ii), (5) Additional Notes incurred in connection with the ETI Funding Obligation shall be incurred under clause (B)(4) of Section 7.02(v)(ii) and (6) Additional Notes, other than those issued pursuant to clause (B)(4) of Section 7.02(v)(ii) shall be incurred under clause (B)(5) of Section 7.02(v)(ii), and in each case, may not be reclassified.

(B)at the time of Incurrence, classification or reclassification, the Borrowers will be entitled to divide and classify an item of Indebtedness in more than one of the categories of Indebtedness described in Section 7.02(v)(i) or clauses (A) through (DD) of Section 7.02(v)(ii) (or any portion thereof) without giving pro forma effect to the Indebtedness Incurred, classified or reclassified pursuant to any other clause or paragraph of this Section 7.02(v) (or any portion thereof) when calculating the amount of Indebtedness that may be Incurred, classified or reclassified pursuant to any such clause or paragraph (or any portion thereof) at such time; provided, that, for the avoidance of doubt, it is understood and agreed that for any Indebtedness Incurred, classified or reclassified in reliance on a category of permitted Indebtedness involving the calculation of a ratio, such Indebtedness will be included in the calculation of such ratio at the time of such Incurrence, classification or reclassification; and

(C)in connection with (x) the Incurrence or issuance, as applicable, of revolving loan Indebtedness under this Section 7.02(v) or (y) any commitment to Incur or issue Indebtedness, Disqualified Stock or Preferred Stock under this Section 7.02(v), the Borrowers or applicable Subsidiary may designate such Incurrence or issuance as having occurred on the date of first Incurrence of such revolving loan Indebtedness or commitment (such date, the “Deemed Date”), and any related subsequent actual Incurrence or issuance will be deemed for all purposes under this Agreement to have been Incurred or issued on such Deemed Date, including without limitation for purposes of calculating the Fixed Charge Coverage Ratio, usage of any baskets hereunder (if applicable), the Senior Secured Leverage Ratio and Consolidated EBITDA (and all such calculations on and after the Deemed Date until the termination of such commitments shall be made on a pro forma basis after giving effect to the deemed Incurrence or issuance and related transactions in connection therewith).

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Accrual of interest, the accretion of accreted value, the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock, as applicable, amortization of original issue discount, the accretion of liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an Incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this Section 7.02(v). Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness which is otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness; provided, that the Incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 7.02(v).

For purposes of determining compliance with any U.S. dollar-denominated restriction on the Incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, in the case of term debt, or first committed or first Incurred (whichever yields the lower U.S. dollar equivalent), in the case of revolving credit debt. However, if the Indebtedness is Incurred to refinance other Indebtedness denominated in a foreign currency, and the refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of the refinancing, the U.S. dollar-denominated restriction will be deemed not to have been exceeded so long as the principal amount of the refinancing Indebtedness does not exceed the principal amount of the Indebtedness being refinanced.

Notwithstanding any other provision of this Section 7.02(v), the maximum amount of Indebtedness that Borrowers and their respective Subsidiaries may Incur pursuant to this Section 7.02(v) shall not be deemed to be exceeded, with respect to any outstanding Indebtedness, solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness Incurred to refinance other Indebtedness, if Incurred in a different currency from the Indebtedness being refinanced, will be calculated based on the currency exchange rate applicable to the currencies in which the respective Indebtedness is denominated that is in effect on the date of the refinancing.

Section 7.03Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a)Senior Leverage Ratio. Permit the Senior Leverage Ratio of the Parent and its Subsidiaries for any period of 12 consecutive fiscal months of the Parent and its Subsidiaries as of the last day of the fiscal quarter of the Borrowers most recently ended to be greater than 1.00:1.00.

(b)Liquidity. Permit Liquidity at any time to be less than (x) prior to the incurrence of any Incremental Facility (excluding the 2026 Incremental Term Loan, the 2026 Incremental Term Loan Commitment, the 2026 – June Incremental Term Loan and the 2026 –

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June Incremental Term Loan Commitment) in accordance with the terms of Section 2.14 hereof after the ~~Second~~Fifth Amendment Effective Date, $2,000,000, and (y) from and after the incurrence of any Incremental Facility (excluding the 2026 Incremental Term Loan, the 2026 Incremental Term Loan Commitment, the 2026 – June Incremental Term Loan and the 2026 – June Incremental Term Loan Commitment) in accordance with Section 2.14 hereof after the ~~Second~~Fifth Amendment Effective Date, $10,000,000.

ARTICLE VIII

[RESERVED]

ARTICLE IX

EVENTS OF DEFAULT

Section 9.01Events of Default. Each of the following events shall constitute an event of default (each, an “Event of Default”):

(a)any Borrower shall fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (i) any interest on any Loan or any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of three (3) Business Days or (ii) all or any portion of the principal of the Loans;

(b)any representation or warranty made or deemed made by or on behalf of the Parent, the Parent’s Subsidiaries or any of the Borrowers’ Subsidiaries or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any certificate or other writing delivered to any Secured Party pursuant to any Loan Document shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) when made or deemed made;

(c)the Borrowers or any of the Borrowers’ Subsidiaries shall fail to perform or comply with any covenant or agreement contained in Section 7.01(a), Section 7.01(c), Section 7.01(d), Section 7.01(f), Section 7.01(h), Section 7.01(k), Section 7.01(m), Section 7.02 or Section 7.03, the Borrowers, or any of the Borrowers’ Subsidiaries shall fail to perform or comply with any covenant or agreement contained in the Security Agreement, the Canadian Security Agreement or any Mortgage to which it is a party;

(d)the Borrowers, the Parent or any of the Borrowers’ Subsidiaries shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of the Lead Borrower, or any of the Borrowers’ Subsidiaries has knowledge of such failure and the date written notice of such

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default shall have been given by any Agent to the Borrowers, or any of the Borrowers’ Subsidiaries;

(e)the Borrowers, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) (or any group of Subsidiaries that together would constitute a Significant Subsidiary, other than any Special Purpose Securitization Subsidiary) shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or other amount payable in respect of (i) the Exit Notes, (ii) the ABL Facility, (iii) the B. Riley Credit Agreement, (iv) the GUC Payment Obligation or (v) other Indebtedness (excluding Indebtedness evidenced by this Agreement) having an aggregate amount outstanding in excess of $25,000,000and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(f)any of the Borrowers, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) (or any group of Subsidiaries that together would constitute a Significant Subsidiary, other than any Special Purpose Securitization Subsidiary) (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, receiver and manager, trustee, monitor, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

(g)any proceeding shall be instituted against any of the Borrowers, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) (or any group of Subsidiaries that together would constitute a Significant Subsidiary, other than any Special Purpose Securitization Subsidiary) seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, receiver and manager, trustee, monitor, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the

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appointment of a receiver, interim receiver, receiver and manager, trustee, monitor, custodian or other similar official for it or for any substantial part of its property) shall occur;

(h)the Security Agreement, the Canadian Security Agreement, the Intercreditor Agreements, any Mortgage or any other Collateral Document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on Term Priority Collateral and a Lien on ABL Priority Collateral with the priority set forth in the ABL Intercreditor Agreement, in each case in favor of the Collateral Agent for the benefit of the Secured Parties on any Collateral purported to be covered thereby;

(i)any Borrower, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for more than 15 days;

(j)any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 15 consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary), if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

(k)the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrowers, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary), if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

(l)the indictment, or the threatened indictment of the Parent, the Borrowers, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against the Parent, Borrower, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary), pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

(m)(i) there shall occur one or more ERISA Events and/or Canadian Pension Events that individually or in the aggregate results in, or could reasonably be expected to result in, liability of the Parent, any Borrower, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) or any of its ERISA Affiliates in excess of $25,000,000, (ii) there exists any fact or circumstance that could reasonably be expected to result in the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or Section 4068 of ERISA upon the property or rights to property of the Parent, any Borrower, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) or any of its ERISA

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Affiliates, or (iii) a Lien (choate or inchoate) arises in respect of a Loan Party or its property in connection with any Canadian Pension Plan (save for contribution amounts not yet due);

(n)one or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of money exceeding $25,000,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied coverage) shall be rendered against any of the Parent, Borrower, or any Significant Subsidiary (other than any Special Purpose Securitization Subsidiary) (or any group of Subsidiaries that together would constitute a Significant Subsidiary, other than any Special Purpose Securitization Subsidiary) and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;
(o)any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;
(p)(i) there shall occur and be continuing any “Event of Default” (or any comparable term) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (ii) any of the Obligations for any reason shall cease to be “Senior Indebtedness” or “Designated Senior Indebtedness” (or any comparable terms) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (iii) any Indebtedness other than the Obligations shall constitute “Designated Senior Indebtedness” (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Indebtedness, (iv) any holder of Subordinated Indebtedness shall fail to perform or comply with any of the subordination provisions of the documents evidencing or governing such Subordinated Indebtedness, or (v) the subordination provisions of the documents evidencing or governing any Subordinated Indebtedness shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness;
(q)there is a failure by a Borrower or any Guarantor to comply for 60 days after notice to such Borrower or Guarantor with its other agreements contained in the Collateral Documents except for a failure that would not be material to the Lenders and would not materially affect the value of the Collateral taken as a whole;
(r)a Change of Control shall have occurred;
(s)[reserved]; or

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(t)an event or development occurs which could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, the Administrative Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Obligations then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other Obligations payable under this Agreement and the other Loan Documents shall become due and payable immediately, together with the payment of the Applicable Premium with respect to the Commitments so terminated and the Loans so accelerated, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other Obligations due under this Agreement and the other Loan Documents, including, without limitation, the Applicable Premium, shall be accelerated and become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

Section 9.02Cure Right. In the event that the Borrowers fail to comply with the requirements of any financial covenant set forth in Section 7.03(a), until the expiration of the 10th day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder, the Parent shall have the right to issue Permitted Cure Equity for cash or otherwise receive cash contributions to the capital of the Parent, and, in each case, to contribute any such cash to the capital of the Borrowers, and apply the amount of the proceeds thereof to increase Covenant Consolidated EBITDA with respect to such applicable quarter (the “Cure Right”); provided, that (a) such proceeds are actually received by the Borrowers no later than 10 days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder, (b) such proceeds do not exceed the aggregate amount necessary to cure (by addition to Covenant Consolidated EBITDA) such Event of Default under Section 7.03(a) for such period, (c) the Cure Right shall not be exercised more than 4 times during the term of the Loans, (d) in each period of four fiscal quarters, there shall be at least 2 consecutive fiscal quarters during which the Cure Right is not exercised, (e) the aggregate amount of all Cure Right proceeds during the term of this Agreement shall not exceed $10,000,000, (f) there shall be no pro forma reduction in Indebtedness with the proceeds of the Cure Right for purposes of determining compliance with the financial covenants in Section 7.03(a) or for determining any pricing, financial covenant based conditions or baskets with respect to the covenants contained in this Agreement, in each case in the fiscal quarter in which the Cure Right is used or

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subsequent periods that include such fiscal quarter, and (g) such proceeds shall be applied to prepay the Loans in accordance with Section 2.05(c)(v). If, after giving effect to the foregoing pro forma adjustment (but not, for the avoidance of doubt, giving pro forma adjustment to any repayment of Indebtedness in connection therewith), the Borrowers are in compliance with the financial covenants set forth in Section 7.03(a), the Borrowers shall be deemed to have satisfied the requirements of such Section as of the relevant date of determination with the same effect as though there had been no failure to comply on such date, and the applicable breach or default of such Section 7.03(a) that had occurred shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.03(a) and shall not result in any adjustment to any amounts other than the amount of the Covenant Consolidated EBITDA referred to in the immediately preceding sentence.

ARTICLE X

AGENTS

Section 10.01Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided, that the Agents shall not have any liability to the Lenders for any Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Collateral Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent

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reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.03, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, the Agents shall not be required to take any action which, in its opinion or the opinion of its counsel, may (i) expose such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable Requirements of Law or (ii) be in violation of the automatic stay under any Requirement of Law relating to bankruptcy, insolvency, reorganization, or relief of debtors; provided, further, that if any Agent so requests, it shall first be indemnified and provided with adequate security to its sole satisfaction (including reasonable advances as may be requested by such Agent) by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such directed action; provided, further, that any Agent may seek clarification or further direction from the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) prior to taking any such directed action and may refrain from acting until such clarification or further direction has been provided.

Section 10.02Nature of Duties; Delegation. (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The permissive rights of each Agent to take any actions permitted by this Agreement or any other Loan Document shall not be construed as an obligation or duty to do so. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a

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fiduciary, principal-agency, or trustee relationship in respect of any Lender, regardless of whether a Default or Event of Default has occurred or is continuing. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent. Each Lender has made its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon any Agent or any other Lender or any of their respective Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter; provided, that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. Each Lender has made its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and has made its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon any Agent or any other Lender or any of their respective Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided, that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. Each Lender acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any other agreement or document furnished hereunder or thereunder. Each Lender acknowledges that no Agent or its Related Parties have made any representation or warranty to it, and that no act by any Agent or its Related Parties hereinafter taken shall be deemed to constitute any representation or warranty by such Agent or its Related Parties to any Lender. Each Lender agrees that it will not assert any claim against any Agent based on an alleged breach of fiduciary duty by such Agent in connection with this Agreement, the other Loan Documents, or the transactions contemplated hereby or thereby.

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(b)Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by any Agent, such Agent and its Related Parties shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Loan Parties or any other Person party to a Loan Document that may come into the possession or control of such Agent or its Related Parties.

(c)Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through any one or more co-agents, sub-agents and attorneys-in-fact appointed by such Agent, and shall be entitled to advice of counsel, both internal and external, and other consultants or experts concerning all matters pertaining to such duties. Each Agent and any such co-agents, sub-agents and attorneys-in-fact may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. All provisions of this Article X and Article XII (including Section 12.04 and Section 12.15) and all other rights, privileges, protections, immunities, and indemnities granted to each Agent hereunder and under the other Loan Documents shall apply to any such co-agents, sub-agents and attorneys-in-fact, and to the Related Parties of each Agent and any such co-agents, sub-agents and attorneys-in-fact. Each Agent shall not be responsible for the negligence or misconduct of any such co-agents, sub-agents and attorneys-in-fact except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such co-agents, sub-agents and attorneys-in-fact.

Section 10.03Rights, Exculpation, Etc.

(a)The Agents and their Related Parties shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) (and such consent or request and such action or action not taken pursuant thereto shall be binding upon all the Secured Parties) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment (which shall not include any action taken or omitted to be taken in accordance with clause (i), for which the Agents and their Related Parties shall have no liability).

(b)Without limiting the generality of the foregoing, the Agents and their Related Parties (i) are entitled to treat the holder of any Loan as set forth in the Register as the owner thereof until such Loan is assigned in accordance with Section 12.07 hereof; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other consultants or experts selected by any of them and shall be entitled to rely, shall be fully protected in relying, and shall not incur any liability for relying (including taking any action or omitting to take any action in reliance), upon advice and statements of such counsel, accountants, consultants or experts; (iii) make no warranty or representation; and (iv) shall not be responsible or liable for or have any duty to ascertain or inquire into or monitor (A) any recital, statement, warranty or representation made in

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or in connection with this Agreement or any other Loan Document, (B) the contents of any certificate, report, statement, or other document referred to, provided for, or delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, the use of proceeds of the New Money Loans, or the occurrence or possible existence of any Default or Event of Default, (D) the execution, validity, legality, validity, enforceability, effectiveness, genuineness, collectability or sufficiency or value of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, preservation, perfection, maintenance or continuation of perfection, or priority of any Lien purported to be created by the Collateral Documents, (E) the value or the sufficiency of any Collateral, (F) whether the Collateral exists, is owned by Borrower or its Subsidiaries, is cared for, protected, insured, or maintained, or has been encumbered, or meets the eligibility criteria applicable in respect thereof, (G) the satisfaction of any condition set forth in Article V or elsewhere, other than to confirm receipt of items expressly required to be delivered to such Agent, or the inspection of the properties (including any Collateral), books or records of any Loan Party or any Affiliate thereof, or (H) the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations.

(c)The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and the Agents shall be entitled to rely, shall be fully protected in relying, and shall not incur any liability for relying, upon such instructions. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents).

(d)The Agents and their Related Parties shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers, the Loan Parties, or any of their Affiliates that is communicated to or obtained by the Person serving as any Agent or any of its Related Parties in any capacity.

(e)Nothing in this Agreement or any other Loan Document shall require any Agent or its Related Parties to expend or risk its own funds or otherwise incur any financial

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liability in the performance of any duties, obligations or responsibilities or in the exercise of any right, power, authority or discretion hereunder or under the other Loan Documents.

(f)No Agent or its Related Parties shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or any other Loan Document, in each case, arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; pandemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

(g)If at any time, any Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (including orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Collateral), such Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate, and if such Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, such Agent shall not be liable to any of the Loan Parties, the Secured Parties, or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(h)Any corporation or association into which any Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate agency business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which such Agent is a party, will be and become the successor Agent under this Agreement and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

(i)For the avoidance of doubt, and without limiting the other protections set forth in this Article X, with respect to any approval, determination, designation, or judgment to be made by any Agent herein or in the other Loan Documents, such Agent shall be entitled to request that the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary) make or confirm such approval, determination, designation, or judgment.

(j)No Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default and stating that such notice is a “notice of default” is given to such Agent by a Borrower or a Lender.

Section 10.04Reliance. Each Agent shall be entitled to rely, shall be fully protected in relying, and shall not incur any liability for relying, upon any instrument, writing, resolution, notice, consent, request,

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certificate, affidavit, letter, facsimile, telecopy, telex or teletype message, statement, order or other document, communication or conversation (including any electronic message, Internet or intranet website posting or other distribution and any statement made orally or by telephone) believed by it to be genuine and correct and to have been signed, sent, made or otherwise authenticated by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

Section 10.05Indemnification. To the extent that any Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of written demand by such Agent, reimburse such Agent and such Related Parties for and indemnify such Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to such Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent and such Related Parties in any way relating to or arising out of the Commitments, the Loans, this Agreement or any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, the performance of its duties or exercise of any of its rights or powers hereunder or thereunder, or any action taken or omitted by such Agent and such Related Parties under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with their Pro Rata Share in effect immediately prior to such date), including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final and non-appealable judgment of a court of competent jurisdiction that such liability resulted from such Agent’s or such Related Party’s gross negligence or willful misconduct; provided, that, no action taken by any Agent in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or the other Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.05. In the case of any investigation, litigation or proceeding giving rise to any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses, advances or disbursements, this Section 10.05 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limiting the foregoing, each Lender shall reimburse any Agent upon demand for its ratable share of any fees, costs or out-of-pocket expenses (including attorneys’ fees and expenses) incurred by

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such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided, that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto. The obligations of the Lenders under this Section 10.05 shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

Section 10.06[Reserved].

Section 10.07Successor Agent. (a) Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by such Collateral Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor Agent’s appointment as Agent hereunder, such successor Agent shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.07). After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article X, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent, its co-agents, sub-agents and attorneys-in-fact and

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their respective Related Parties in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent.

Section 10.08Collateral Matters.

(a)The Collateral Agent may from time to time make such disbursements and advances (“Collateral Agent Advances”) which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Loans that are Reference Rate Loans. The Collateral Agent Advances shall constitute Obligations hereunder. The Collateral Agent shall notify each Lender and the Administrative Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Collateral Agent Advance. If such funds are not made available to the Collateral Agent by such Lender, the Collateral Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

(b)The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations (other than Contingent Indemnity Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 12.02. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

(c)Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written reasonable request by and at the expense of any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Secured Parties upon such Collateral;

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provided, however, that (i) the Collateral Agent shall not be required to execute any such document or take any action to evidence such release on terms which, in the Collateral Agent’s opinion or the opinion of its counsel, could expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse to or representation or warranty by the Collateral Agent of any kind, (ii) the Loan Parties shall have provided the Collateral Agent with such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate that the requested release is permitted hereunder, and (iii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

(d)Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms thereof, (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or the Collateral Agent (including pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or any similar or equivalent provision of any other Debtor Relief Law), or any Lender (except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or any similar or equivalent provision of any other Debtor Relief Law), may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition and (iii) the Collateral Agent, as agent for and representative of the Secured Parties (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code) or the PPSA, (C) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. For the avoidance of doubt, no Agent shall be required to take title to any Collateral without its prior written consent.

(e)The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this

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Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders (if applicable) and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

Section 10.09Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as its sub-collateral agent and gratuitous bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code or the PPSA, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Secured Parties as secured party. Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent in writing thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver possession or control of such Collateral to the Collateral Agent and take such other actions as sub-collateral agent or gratuitous bailee in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

Section 10.10No Reliance on any Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Related Parties, participants or assignees, may rely on any Agent to carry out such Lender’s, Related Parties’, participant’s or assignee’s customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other Anti-Money Laundering Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Related Parties or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act.

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Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations.

Section 10.11No Third-Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions.

Section 10.12No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 10.13Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender:

(a)is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Parent or any of its Subsidiaries (each, a “Report”) prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report,

(b)expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports,

(c)expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Parent and its Subsidiaries and will rely significantly upon the Parent’s and its Subsidiaries’ books and records, as well as on representations of their personnel,

(d)agrees to keep all Reports and other material, non-public information regarding the Parent and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and

(e)without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees

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and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 10.14Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Collateral Agent or its designee may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent or its designee who shall have full authority to do all acts necessary to protect the Secured Parties’ interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent or its designee by reason of the employment of the custodian shall be the responsibility of the Borrowers.

Section 10.15Intercreditor Agreements; Authorization to Execute Other Loan Documents. Each Lender hereby acknowledges that it has received and reviewed the Intercreditor Agreements and agrees to be bound by the terms thereof. Each Lender (and each Person that becomes a Lender under this Agreement) hereby authorizes and directs the Agents to enter into, and agrees to be bound by, this Agreement, the Collateral Documents, the Intercreditor Agreements, and the other Loan Documents to be executed by the Agents and agrees that each Agent may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreements. In addition, each Lender and Agent acknowledge and agree that (a) the rights and remedies of the Agents and Lenders hereunder and under the other Loan Documents are subject to the Intercreditor Agreements and (b) in the event of a conflict, the provisions of the Intercreditor Agreements shall control. Each Lender hereby acknowledges and agrees that (i) the foregoing instructed actions constitute an instruction from all the Lenders under this Section and (ii) this Article X and Section 12.04 and Section 12.15 and all other rights, privileges, protections, immunities, and indemnities in favor of the Agents hereunder and under the other Loan Documents shall apply to any and all actions taken or not taken by the Agents in accordance with such instruction. Each Lender agrees that any actions taken by any Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by such Agent of its powers set forth therein or herein, together with such powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

Section 10.16[Reserved].

Section 10.17Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and

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irrespective of whether any Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties and their respective Related Parties (including any claim for the compensation, expenses, indemnities, disbursements and advances of the Secured Parties and their respective Related Parties and all other amounts due the foregoing hereunder and under the other Loan Documents) allowed in such judicial proceeding; and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, interim receiver, receiver and manager, assignee, trustee, monitor, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, indemnities, disbursements and advances of any Agent and its Related Parties, and any other amounts due to any Agent and its Related Parties hereunder and under the other Loan Documents. Nothing contained herein shall be deemed to authorize any Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize any Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 10.18Erroneous Payment.

(a)If any Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, and each of their respective successors and assigns, a “Payment Recipient”) that such Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice form such Agent) received by such Payment Recipient from such Agent or any of its Related Parties were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of such Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of such Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to such Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including

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the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to such Agent in same day funds at the greater of the (x) a rate determined by such Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error) and (y) a rate determined by such in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of any Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b)Without limiting the immediately preceding clause (a), each Lender or Secured Party (or any Payment Recipient who received such funds on its behalf), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from any Agent (or any of its Related Parties) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by such Agent (or any of its Related Parties) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by such Agent (or any of its Related Parties), or (z) that such Lender or Secured Party, or other such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then in each such case:

(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from such Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly (and, in all events, within one (1) Business Day of any of the circumstances described in immediately preceding clauses (x), (y), and (z)) notify such Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying such Agent pursuant to this Section 10.18.

For the avoidance of doubt, the failure to deliver a notice to such Agent pursuant to this Section 10.18 shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.18 or on whether or not an Erroneous Payment has been made.

(c)Each Lender or Secured Party hereby authorizes the Agents to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by any Agent to such Lender or Secured Party from any source, against any amount due to any Agent under immediately preceding clause (a), Section 10.05, or any other indemnity obligations from such Lender to any Agent or its Related Parties under the Loan Documents.

(d)The parties hereto agree that (x) irrespective of whether an Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion

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thereof) for any reason, such Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or other Secured Party, to the rights and interests of such Lender or other Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party; provided, that this Section 10.18(d) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by such Agent; provided, further, that for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by such Agent from the Borrowers for the purpose of making such Erroneous Payment.

(e)Notwithstanding anything to the contrary contained herein, and for the avoidance of doubt, in no event shall the occurrence of an Erroneous Payment (or the existence of any Erroneous Payment Subrogation Rights or other rights of any Agent in respect of an Erroneous Payment) result in such Agent becoming, or being deemed to be, a Lender hereunder or the holder of any Loans hereunder.

(f)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by such Agent from the Borrowers or any other Loan Party for the purpose of making such Erroneous Payment.

(g)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by any Agent for the return of any Erroneous Payment received, including, without limitation, waiver of any defense based on “discharge for value” or any similar doctrine.

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Section 10.19Appointment as Hypothecary Representative. Without limiting the powers of the Collateral Agent, for the purposes of holding any hypothec granted to the Attorney (as defined below) pursuant to the laws of the Province of Quebec to secure the prompt payment and performance of any and all Obligations by any Loan Party, each of the Secured Parties hereby irrevocably appoints and authorizes the Collateral Agent and, to the extent necessary, ratifies the appointment and authorization of the Collateral Agent, to act as the hypothecary representative of the creditors as contemplated under Article 2692 of the Civil Code of Quebec (in such capacity, the “Attorney”), and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Attorney under any related deed of hypothec. The Attorney shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney pursuant to any such deed of hypothec and applicable law, and (b) benefit from all rights, privileges, protections, immunities, and indemnities of the Collateral Agent and be subject to all provisions hereof with respect to the Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and reimbursement and indemnification by the Secured Parties and Loan Parties. Any person who becomes a Secured Party shall, by its execution of an Assignment and Acceptance, be deemed to have consented to and confirmed the Attorney as the person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Attorney in such capacity. The substitution of the Collateral Agent pursuant to the provisions of this Article X also constitutes the substitution of the Attorney.

Section 10.20Survival. The agreements in this Article X shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

ARTICLE XI

GUARANTY

Section 11.01Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding) fees, commissions, expense reimbursements,

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indemnifications or otherwise (such obligations, to the extent not paid by the Borrowers, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower. Notwithstanding any of the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations. In no event shall the obligation of any Guarantor hereunder exceed the maximum amount such Guarantor could guarantee under any Debtor Relief Law.

Section 11.02Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each Guarantor agrees that this Article XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Secured Party to any Collateral. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c)any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

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(d)the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party;

(e)any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

(f)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

Section 11.03Waiver. Each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

Section 11.04Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any

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Agent or any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Agent or such Lender herein or otherwise, in each case as provided in Section 12.07.

Section 11.05Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. If (i) any Guarantor shall make payment to the Secured Parties of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Secured Parties will, at such Guarantor’s reasonable request and expense, execute and deliver to such Guarantor appropriate documents, without recourse to and without representation or warranty by the Secured Parties of any kind, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

Section 11.06Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor

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shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations guaranteed. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 11.06.

ARTICLE XII

MISCELLANEOUS

Section 12.01Notices, Etc.

(a)Notices Generally. All notices and other communications provided for hereunder or under any other Loan Document shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to any Loan Party, Administrative Agent or the Collateral Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01):

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c/o Exela Technologies BPA, LLC
6641 N. Belt Line Road, Suite 100
Irving, TX 75063 USA
Attention: President
Email: legalnotices@exelatech.com
with a copy to:

Latham & Watkins LLP
Attention: Hugh Murtagh
1271 Avenue of the Americas
New York, NY 10020
Email: Hugh.Murtagh@lw.com

if to the Administrative Agent or the Collateral Agent, to it at the
following address:

Ankura Trust Company, LLC
140 Sherman Street, 4th Floor
Fairfield, CT 06824
Attention: Beth Micena
Email: Beth.Micena@ankura.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attention: Mark Somerstein, Patricia Chen
Email: mark.somerstein@ropesgray.com; patricia.chen@ropesgray.com

All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received, (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), provided, further that any notice or other communication to any Agent shall not be effective until received by such Agent during its normal business hours, and (iii) notices by electronic communications shall be deemed given as provided in Section 12.01(b); provided, further, that, in no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b)Electronic Communications.

(i)Each Agent and the Administrative Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications. Notices and other

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communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agents, provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agents that it is incapable of receiving notices under such Article by electronic communication.

(ii)Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (A) and (B) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. Notwithstanding any other provision of this Agreement, none of the Agents or their Related Parties will be responsible or liable to the Borrowers or any other Person for damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems.

Section 12.02Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document (excluding the Fee Letter), and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or grant a new Lien for the benefit of the Secured Parties or extending an existing Lien over additional property, by the Agents and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), (y) in the case of any other waiver or consent, by the Required Lenders (with a copy to the Agents) (or by the Agents with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (with a copy to the Agents) (or by the Agents with the consent of the Required Lenders) and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall:

(i)other than pursuant to Section 2.14, increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of such Lender;

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(ii)change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender;

(iii)amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender;

(iv)release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Secured Parties, or release any Borrower or any Guarantor (except in connection with a Disposition of the Equity Interests thereof permitted by Section 7.02(c)(ii)), in each case, without the written consent of each Lender; provided, that the Required Lenders may elect to release all or a substantial portion of the Collateral without the requirement to obtain the written consent of each Lender if such release is in connection with (x) an exercise of remedies by the Collateral Agent at the direction of the Required Lenders pursuant to Section 9.01 or (y) any Disposition of all or a substantial portion of the Collateral by one or more of the Loan Parties with the consent of the Required Lenders after the occurrence and during the continuance of an Event of Default so long as such Disposition is conducted in a commercially reasonable manner as if such Disposition were a disposition of collateral by a secured creditor in accordance with Article 9 of the UCC or the applicable provisions of the PPSA;

(v)amend, modify or waive Section 4.02, Section 4.03 or this Section 12.02 of this Agreement without the written consent of each Lender;

(vi)amend, modify or waive the definition of Liability Management Transaction or Section 7.02(s) of this Agreement without the written consent of the Required Supermajority Lenders; or

(vii)amend, waive or otherwise modify Section 12.07(m) or any provision of the Loan Documents to allow for purchases of any Loans (by open market purchase, Dutch auction, through assignments or otherwise) without the written consent of each Lender directly and adversely affected thereby.

(b)Notwithstanding anything to the contrary in Section 12.02(a):

(i)no amendment, waiver or consent shall, unless in writing and signed by each Agent, affect the rights or duties of, or any fees or other amounts payable to, such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents; provided, that, only the consent of the parties to the Fee Letter shall be required to amend, modify or supplement the terms thereof;

(ii)any amendment, waiver or consent to any provision of this Agreement (including Sections 4.01 and 4.02) that permits any Loan Party to purchase Loans on a non-pro rata basis, become an eligible assignee pursuant to Section 12.07 and/or make offers to make optional prepayments on a non-pro rata basis shall require the prior written consent of the Required Lenders rather than the prior written consent of each Lender directly affected thereby;

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(iii)any Control Agreement, Guaranty, Mortgage, Security Agreement, Canadian Security Agreement, collateral access agreement, landlord waiver or other agreement or document purporting to create or perfect a security interest in any of the Collateral (a “Collateral Document”) may be amended, waived or otherwise modified with the consent of the applicable Agent and the applicable Loan Party without the need to obtain the consent of any Lender or any other Person if such amendment, modification, supplement or waiver is delivered in order (A) to comply with local Requirements of Law (including foreign law or regulatory requirements) or advice of local counsel, (B) to cure any ambiguity, inconsistency, omission, mistake or defect or (C) to cause such Collateral Document to be consistent with this Agreement and the other Loan Documents, and if the Administrative Agent and the Administrative Borrower shall have jointly identified an ambiguity, inconsistency, omission, mistake or defect, in each case, in any provision of any Loan Document (other than a Collateral Document), then the Administrative Agent and the Administrative Borrower shall be permitted to amend such provision; any amendment, waiver or modification pursuant to this paragraph shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof;

(iv)no consent of any Loan Party shall be required to change any order of priority set forth in Section 2.05(d) and Section 4.03; and

(v)the Administrative Agent and the Administrative Borrower may enter into an amendment to this Agreement pursuant to Section 2.13 to reflect an alternative service or index rate and such other related changes to this Agreement as may be applicable, and the Administrative Agent may make Conforming Changes pursuant to Section 2.13; and

(vi)no Defaulting Lender or any Affiliate of a Defaulting Lender that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Loans held by such Person for purposes hereof shall be automatically deemed to be voted pro rata according to the Loans of all other Lenders in the aggregate (other than such Defaulting Lender or Affiliate).

(c)[Reserved].

(d)[Reserved].

Section 12.03No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders

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to exercise any of their rights under any other Loan Document against such party or against any other Person.

Section 12.04Expenses; Attorneys’ Fees. The Borrowers will pay on demand, all costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for each Agent (and, in the case of clauses (b) through (m) below, each Lender), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, the rating of the Loans, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, supplements, waivers, modifications or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation, protection and enforcement of the Agents’ or any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders’ claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) any Environmental Claim, Environmental Liability or Remedial Action arising from or in connection with the past, present or future operations of, or any property currently, formerly or in the future owned, leased or operated by, any Loan Party, any of its Subsidiaries or any predecessor in interest, (k) any Environmental Lien, (l) the rating of the Loans by one or more rating agencies in connection with any Lender’s Securitization, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents and (y) if the Borrowers fail to

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perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers. The obligations of the Borrowers under this Section 12.04 shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

Section 12.05Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided, that in the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Secured Parties, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Agent and each Lender agrees to notify the Administrative Agent and such Loan Party in writing promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

Section 12.06Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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Section 12.07Assignments and Participations.

(a)This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Agent and any such assignment without the Agents’ prior written consent shall be null and void.

(b)Subject to the conditions set forth in clause (c) below, each Lender may assign all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Term Loan Commitment and any Term Loan made by it to one or more other Persons (other than a natural person) that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities, with the written consent of the Administrative Agent;

provided, however, that no written consent of the Administrative Agent shall be required in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender.

(c)Assignments shall be subject to the following additional conditions:

(i)Each such assignment shall be in an amount which is at least $1,000,000 or a multiple of $500,000 in excess thereof (or the remainder of such Lender’s Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $1,000,000 or a multiple of $500,000 in excess thereof);

(ii)The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance and such parties shall deliver to the Administrative Agent, for its own benefit, a processing and recordation fee of $3,500 (which may be waived by the Administrative Agent in its sole discretion), and if such assignee is not a Lender, such assignee shall deliver to the Administrative Agent, a completed Administrative Questionnaire, all tax forms required under Section 2.09 and all documentation and other information that each Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act; and

(iii)No such assignment shall be made to (A) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (A) or (B) any Natural Person.

(d)Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, which effective date shall be at least 3 Business Days after the delivery thereof to the Administrative Agent (or such shorter period as shall be agreed to by the Administrative Agent and the parties to

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such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(e)By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(f)The Administrative Agent shall, acting for this purpose as a non-fiduciary agent of the Borrowers, solely for tax purposes, maintain, or cause to be maintained at one of its offices, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) (the ”Registered Loans”) owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender (solely with respect to its own outstanding Obligations) at any reasonable time and from time to time upon reasonable prior written notice. This Section 12.07(i) and Section 12.07(f) shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and

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881(c)(2) of the Code and Treasury Regulations thereunder, and the right, title and interest of each Lender in and to such Loans shall be transferable only upon notation of such transfer in the Register.

(g)Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Administrative Agent pursuant to Section 12.07(b) (which consent of the applicable Agent must be evidenced by the Administrative Agent’s execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent).

(h)A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s) to the Administrative Borrower, one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s).

(i)If any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrowers, maintain, or cause to be maintained, a register, on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(j)Any Foreign Lender who purchases or is assigned or participates in any portion of such Registered Loan shall comply with Section 2.09(d).

(k)Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged;

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(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable to such Lender under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.09 and Section 2.10 of this Agreement with respect to its participation in any portion of the Commitments and the Loans as if it was a Lender.

(l)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to, or other indebtedness issued by, such Lender pursuant to a securitization transaction (including any structured warehouse credit facility, collateralized loan obligation transaction or similar facility or transaction, and including any further securitization of the indebtedness or equity issued under such a transaction) (a “Securitization”); provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. The Loan Parties shall cooperate with such Lender and its Affiliates to effect a Securitization, including, without limitation, by providing such information as may be reasonably requested by such Lender in connection with the rating of its Loans or any Securitization.

(m)Any Lender may, so long as no Event of Default has occurred and is continuing or would result therefrom, assign all or a portion of its rights and obligations with respect to the Term Loans and the Term Loan Commitments under this Agreement to the Lead Borrower, any of the Lead Borrower’s Subsidiaries through (i) Dutch auctions open to all Lenders using solely cash consideration (and not the proceeds of Indebtedness (including for the avoidance of doubt, revolving indebtedness) or (ii) open market purchases using solely cash consideration (and not the proceeds of Indebtedness (including for the avoidance of doubt, revolving indebtedness) and solely offered on a pro rata basis to all Lenders, in each case subject to the following limitations; provided, that:

(i)if the assignee is a Subsidiary of the Lead Borrower (but not a Borrower), upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to a Borrower; or

(ii)if the assignee is a Borrower (including through contribution or transfers set forth in clause (i) above), either (1) (x) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to such Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer and (y) such Borrower shall promptly provide written notice

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to the Administrative Agent of such contribution, assignment or transfer of such Term Loans (which notice shall set forth the effective date and amount of such contribution, assignment or transfer), and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register as of the effective date set forth in such notice or (2) the Obligations in respect of such Term Loans shall become subordinated to the Term Loans of the other Lenders on terms and conditions satisfactory to the Borrowers, the Agents and the Required Lenders.

Section 12.08Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

Section 12.09GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

Section 12.10CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.

(a)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE FEDERAL COURTS SITTING IN THE SOUTHERN DISTRICT OF NEW YORK IN THE STATE OF NEW YORK, OR IF SUCH FEDERAL COURTS DO NOT HAVE JURISDICTION, THEN TO THE COMMERCIAL DIVISION OF THE STATE COURTS RESIDING IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK, OR, TO THE EXTENT THAT ANY ACTION IS NOT ELIGIBLE FOR FILING IN THE COMMERCIAL DIVISION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF

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COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b)Each Loan Party irrevocably and unconditionally agrees that it will not commence any action or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof.

(c)[Reserved].

Section 12.11WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR

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OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

Section 12.12Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

Section 12.13No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

Section 12.14Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to the Administrative Agent and the Administrative Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party.

Section 12.15Indemnification; Limitation of Liability for Certain Damages.

(a)In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Related Parties (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, actions, suits,

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judgments, obligations, penalties, fees, claims, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution, performance, delivery, administration or enforcement of this Agreement, any other Loan Document, of any Environmental Claim or any other document executed in connection with the transactions contemplated by the Loan Documents, (ii) any Agent’s or any Lender’s furnishing of funds to the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Borrowers’ use of the proceeds thereof, (iii) the Agents and the Lenders relying on any instructions of the Administrative Borrower or the handling of the Collateral of the Borrowers as provided in the Loan Documents, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (v) any claim, including any Environmental Claim, investigation or proceeding relating to or arising out of any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction. This Section 12.15 and Section 12.04 shall not apply with respect to Taxes other than any Taxes that represent losses, damages, liabilities, actions, suits, judgments, obligations, penalties, fees, claims, or reasonable costs and expenses arising from any non-Tax claim.

(b)To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

(c)No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnitees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(d)The indemnities and waivers set forth in this Section 12.15 shall survive the resignation or replacement of any Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the repayment, satisfaction or discharge of the Loans and all other Obligations payable hereunder and under any other Loan Document, and the termination of this Agreement or any other Loan Document.

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Section 12.16Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

Section 12.17Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents and the Required Lenders, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

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Section 12.18Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York, the federal laws of Canada (including the Criminal Code (Canada)) or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent (solely if such Agent is holding such excess) or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent (solely if such Agent is holding such excess) or such Lender to the Borrowers). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender

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computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18.

For purposes of this Section 12.18, the term “applicable law” shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America

The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

Section 12.19Confidentiality. Each Agent and each Lender agrees (on behalf of itself and its Related Parties) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided, that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Affiliates, its Related Parties or the Related Parties of any Person described in clause (ii) or (iii) below) (it being understood that the Persons to whom such disclosure is made either will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19 or is subject to other customary confidentiality obligations); (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) or any party to a Securitization, so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization agrees, in writing, to be bound by or is otherwise subject to customary confidentiality obligations (including, without limitation, confidentiality provisions similar in substance to this Section 12.19); (iv) to the extent required by any Requirement of Law or judicial process or as otherwise requested by any Governmental Authority; (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized Rating Agency; (vi) in connection with

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any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (viii) to any other Person if such information is general portfolio information that does not identify the Loan Parties, or (ix) with the consent of the Administrative Borrower. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to any Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents and the Commitments.

Section 12.20Platform; Borrower Materials.

(a)Each Loan Party hereby acknowledges that (a) the Administrative Agent may make available to the Lenders communications, documents, materials or information provided by or on behalf of any Loan Party hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”), and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive information of a type that would constitute material non-public information with respect to the Borrowers or their securities) (each, a “Public Lender”). The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (a) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof, (b) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat the Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States federal and state securities laws, (c) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (d) the Administrative Agent shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials may be posted on that portion of the Platform designated for Public Lenders unless the Borrowers notify the Administrative Agent promptly in writing that any such document contains material non-public information: (1) the Loan Documents, and (2) notification of changes in the terms of the Loans.

(b)Each of the Lenders and the Loan Parties acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that no Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Platform, and that there are confidentiality and other risks associated with such distribution. Each of the Lenders and the Loan Parties hereby approves distribution of the Borrower Materials through the Platform and understands and assumes the risks of such distribution.

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(c)Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Investor” portion of the Platform and that may contain information of a type that would constitute material non-public information with respect to the Borrowers or their securities for purposes of United States Federal or state securities laws. In the event that any Public Lender has elected for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) the Agents and other Lenders may have access to such information and (ii) neither the Borrowers nor the Agents or other Lender with access to such information shall have (x) any responsibility for such Public Lender’s decision to limit the scope of information it has obtained in connection with this Agreement and the other Loan Documents or (y) any duty to disclose such information to such electing Lender or to use such information on behalf of such electing Lender, and shall not be liable for the failure to so disclose or use such information.

(d)Each Lender agrees that notice to it (as provided in the next sentence) specifying that Borrower Materials have been posted to the Platform shall constitute effective delivery of the Borrower Materials to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

(e)Each of the Lenders and the Loan Parties agrees that each Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Materials on the Platform in accordance with such Agent’s generally applicable document retention procedures and policies.

(f)THE PLATFORM AND THE BORROWER MATERIALS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENTS AND THEIR RELATED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS IN THE PLATFORM OR THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall any Agent or its Related Parties have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or any Agent’s transmission of Borrower Materials through the internet or the Platform.

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(g)Nothing herein shall prejudice the right of any Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 12.21Public Disclosure. Each Loan Party agrees that neither it nor any of its Affiliates will now or in the future issue any press release or other public disclosure using the name of an Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior written consent of such Agent or such Lender, except to the extent that such Loan Party or such Affiliate is required to do so under applicable law (in which event, such Loan Party or such Affiliate will consult with such Agent or such Lender before issuing such press release or other public disclosure). Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrowers, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as such Agent or such Lender shall deem appropriate, including, without limitation, on a home page or similar place for dissemination of information on the Internet or worldwide web, or in announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate.

Section 12.22Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

Section 12.23USA PATRIOT Act. Each Agent and each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrowers, which information includes the name and address of each such entity and other information that will allow such Agent and such Lender to identify the entities composing the Borrowers in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Agent or any Lender may reasonably require from time to time in order to enable such Agent or such Lender to comply with the USA PATRIOT Act.

Section 12.24Judgment Currency. This is an international financial transaction in which the specification of a currency and payment in New York is of the essence. Dollars shall be the currency of account in the case of all payments pursuant to or arising under this Agreement or under any other Loan Document, and all such payments shall be made to the Administrative Agent’s Accounts in New York in immediately available funds.

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To the fullest extent permitted by applicable law, the obligations of each Loan Party to the Secured Parties under this Agreement and under the other Loan Documents shall not be discharged by any amount paid in any other currency or in a place other than to the Administrative Agent’s Accounts in New York to the extent that the amount so paid after conversion under this Agreement and transfer to New York does not yield the amount of Dollars in New York due under this Agreement and under the other Loan Documents. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency (the “Other Currency”), to the fullest extent permitted by applicable law, the rate of exchange used shall be that at which the Administrative Agent could, in accordance with normal procedures, purchase Dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Secured Parties hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Administrative Agent receives any sum adjudged to be so due in the Other Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase Dollars with the Other Currency. If the Dollars so purchased are less than the sum originally due to the Secured Parties in Dollars, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Secured Parties against such loss, and if the Dollars so purchased exceed the sum originally due to the Secured Parties in Dollars, the Secured Parties agrees to remit to the Loan Parties such excess.

Section 12.25Waiver of Immunity. To the extent that any Loan Party has or hereafter may acquire (or may be attributed, whether or not claimed) any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service of process or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Loan Party hereby irrevocably waives and agrees not to plead or claim, to the fullest extent permitted by law, such immunity in respect of (a) its obligations under the Loan Documents, (b) any legal proceedings to enforce such obligations and (c) any legal proceedings to enforce any judgment rendered in any proceedings to enforce such obligations. Each Loan Party hereby agrees that the waivers set forth in this Section 12.25 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act and are intended to be irrevocable for purposes of the Foreign Sovereign Immunities Act.

Section 12.26English Language. This Agreement and each other Loan Document have been negotiated and executed in English. All certificates, reports, notices and other documents and communications given or delivered by any party hereto pursuant to this Agreement or any other Loan Document shall be in English or, if not in English, accompanied by a certified

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English translation thereof. The English version of any such document shall control the meaning of the matters set forth herein.

Section 12.27Parent. The parties hereto acknowledge and agree that Parent is not a party to this Agreement or any other Loan Document and shall not be deemed a Borrower, Guarantor, or other obligor with respect to the Obligations.

[SIGNATURE PAGES INTENTIONALLY OMITTED]

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